UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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SUNSHINE HEART INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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12988 Valley View Road
Eden Prairie, MN 55344
952-345-4200

July 27, 2012

Dear Stockholders:

        You are cordially invited to join us for our 2012 annual meeting of stockholders, which will be held on Thursday, August 9, 2012, at 8:00 a.m. U.S. Central Daylight Time (11:00 p.m. Australian Eastern Standard Time), at the offices of Faegre Baker Daniels LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The notice of annual meeting of stockholders and the proxy statement that follow describe the business to be conducted at the meeting.

        The matters to be acted upon are described in the accompanying notice of annual meeting of stockholders and Proxy Statement.

        All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, you are urged to submit your proxy or CHESS Depositary Interest ("CDI") voting instruction form as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. Telephone and Internet voting are available. For specific instructions on voting, please refer to the instructions on the proxy card or CDI voting instruction form.

        Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote your shares (or direct CHESS Depositary Nominees Pty Ltd to vote if you hold your shares in the form of CDIs) by following the instructions on the enclosed proxy card or CDI Voting Instruction Form, as applicable. Telephone and Internet voting are available as described in the enclosed materials. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

        We look forward to seeing you at the annual meeting.

Sincerely,

David A. Rosa Chief Executive Officer

12988 Valley View Road
Eden Prairie, MN 55344
952-345-4200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Thursday, August 9, 2012, at 8:00 a.m. U.S. Central Daylight Time (11:00 p.m. Australia Eastern Standard Time)
Place:	Faegre Baker Daniels LLP 2200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402
Items of Business:	1.	To elect two directors, each for a three-year term.
	2.	For purposes of Australian Securities Exchange ("ASX") Listing Rule 7.1, Nasdaq Listing Rule 5635(d) and for all other purposes, to approve the issuance and sale of up to 10,000,000 shares of common stock to investors in a public offering, the over-allotment option, the potential 20% upsizing and the pre-emptive rights (if any).
	3.	For purposes of ASX Listing Rule 7.4 and for all other purposes, to ratify our issuance and sale of (a) 256,875 shares of common stock; and (b) warrants to purchase 85,616 shares of common stock, issued to U.S. accredited investors and Australian institutional investors and to Summer Street Research Partners, our placement agent, and its registered representatives in connection with our February 8, 2012 private placement.
	4.	To approve (a) our Second Amended and Restated 2011 Equity Incentive Plan (the "Plan"); (b) the issuance of securities under the Plan for the purposes of Exception 9 of ASX Listing Rule 7.2; and (c) the Plan for purposes of Section 162(m) of the U.S. Internal Revenue Code and for all other purposes.
	5.	To ratify the selection of Ernst & Young LLP as the independent auditor of Sunshine Heart, Inc. for the fiscal year ending December 31, 2012.
	6.	To conduct any other business that may properly be considered at the meeting or any adjournment or postponement of the meeting.
Record Date:	You may vote at the meeting if you were a stockholder of record on July 20, 2012 at 4:30 p.m. U.S. Central Daylight Time.
Voting by Proxy:	Whether or not you plan to attend the annual meeting, you are entitled to vote only if you were a Sunshine Heart, Inc. stockholder on July 20, 2012 at 4:30 p.m. U.S. Central Daylight Time. This means that owners of common stock as of that date are entitled to vote at the annual meeting and any adjournments or postponements of the meeting. Record holders of CHESS Depositary Interests ("CDIs") as of the close of business on the record date, are entitled to receive notice of and to attend the meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, ("CDN"), to vote the shares underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the meeting in accordance with their written instructions.

        Our proxy statement and 2012 annual report are available at www.sunshineheart.com/investors.

By Order of the Board of Directors,

David A. Rosa Chief Executive Officer

July 27, 2012

PROXY STATEMENT

i

ii

PROXY STATEMENT
2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 9, 2012

        The board of directors of Sunshine Heart, Inc. is soliciting proxies for use at the annual meeting of stockholders to be held on August 9, 2012 at 8:00 a.m. U.S. Central Daylight Time (11:00 p.m. Australian Eastern Standard Time), and at any adjournment or postponement of the meeting. We expect to mail this proxy statement to our stockholders on or about July 27, 2012.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

        At our annual meeting, stockholders will act upon the matters outlined in the notice of annual meeting of stockholders. After the meeting, management will report on matters of current interest to our stockholders and respond to questions from our stockholders. The matters outlined in the notice include:

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  the election of two directors ("Proposal 1");

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  approval of the issuance and sale of up to 10,000,000 shares of common stock (equivalent to 2,000,000,000 CDIs) to investors in a public offering, the over-allotment option, the potential 20% upsizing and the pre-emptive rights (if any) ("Proposal 2");

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  ratification of the issuance of securities in connection with our February 8, 2012 private placement (the "February Private Placement") ("Proposal 3");

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  approval of (a) our Second Amended and Restated 2011 Equity Incentive Plan (the "Plan"); (b) the issuance of securities under the Plan for purposes of Exception 9 of Australian Securities Exchange ("ASX") Listing Rule 7.2; and (c) the Plan for purposes of Section 162(m) of the U.S. Internal Revenue Code (the "Code") and for all other purposes ("Proposal 4"); and

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  ratification of the selection of our independent auditor for 2012 ("Proposal 5").

Who is entitled to vote at the meeting?

        Only those stockholders of record on July 20, 2012 at 4:30 p.m. U.S. Central Daylight Time, the record date, will be entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof. CHESS Depositary Interest ("CDI") holders as of the record date are entitled to receive notice of and attend the meeting and may instruct CHESS Depositary Nominees Pty Ltd ("CDN") to vote at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.linkmarketservices.com.au.

        As of July 20, 2012, we had 6,277,538 shares of common stock outstanding (equivalent to 1,255,507,600 CDIs assuming all shares of common stock were converted into CDIs on the record date), all of which were entitled to vote with respect to the proposals to be acted upon at the meeting, subject to the voting exclusions noted below. Each CDI represents one two hundredth of a share of our common stock.

        Votes for and against, instructions to withhold authority to vote for a director nominee, and abstentions each will be counted as present and entitled to vote for purposes of determining whether a quorum is present.

Will any investors be excluded from voting on any of the proposals at the meeting?

        In accordance with ASX Listing Rule 14.11.1, we will disregard any votes cast on:

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  Proposal 2 by (i) any stockholder or CDI holder who may participate in the public offering of our common stock, the over-allotment option or the potential 20% upsizing, including certain

    SPA Stockholders (as defined and named below), or purchase shares of our common under the related pre-emptive rights, (ii) any stockholder or CDI holder who might obtain a benefit if this proposal is passed (other than a benefit solely in the capacity of a holder of shares), and (iii) any associate of such stockholder or CDI holder.

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  Proposal 3 by stockholders and CDI holders who participated in the February Private Placement and any associate of such stockholders and CDI holders; and

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  Proposal 4 by any employee director (being Dr. William Peters and Mr. Dave Rosa) and any associate of such employee director.

        However, we need not disregard a vote if:

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  it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

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  it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

What are my voting rights?

        Holders of our common stock are entitled to one vote per share. Holders of our CDIs are entitled to one vote for every two hundred CDIs held by such holder. Therefore, as of July 20, 2012, a total of 6,277,538 votes are entitled to be cast at the meeting.

How many shares must be present to hold the meeting?

        In accordance with our bylaws, shares equal to a majority of the voting power of the outstanding shares of common stock entitled to vote generally in the election of directors as of the record date must be present at the annual meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

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  if you are stockholder of record and you are present and vote in person at the meeting;

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  you have properly and timely submitted your proxy as described below under "How do I vote my shares of Sunshine Heart common stock?"; or

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  you have properly and timely submitted your CDI voting instruction form as described below under "How do I vote if I hold CDIs"?

What is a proxy?

        It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your "proxy vote." Two executive officers have been designated as proxies for our 2012 annual meeting of stockholders. These executive officers are David A. Rosa and Jeffrey S. Mathiesen.

What is the difference between a stockholder of record and a "street name" holder?

        If you own shares registered directly in your name with our U.S. transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the company or to vote in person at the annual meeting.

        If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered the beneficial owner of those shares. In that case, your shares are said to be held in "street name" and the notice was forwarded to you by that organization. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under "How do I vote my shares of Sunshine Heart common stock?" Since a street name holder is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a "legal proxy" from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

        CDN is the stockholder of record for all shares beneficially owned by holders of CDIs. Holders of CDIs are entitled to receive notice of and to attend the annual meeting and may direct CDN to vote at the annual meeting by using the method described below under "How do I vote if I hold CDIs?"

How do I vote my shares of Sunshine Heart common stock?

        If you are a stockholder of record, you can submit a proxy to be voted at the meeting in any of the following ways:

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  over the telephone by calling a toll-free number;

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  over the Internet; or

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  signing, dating and mailing the proxy card in the envelope provided.

        To vote by telephone or the Internet, you will need to use a control number that was provided to you in the materials with this proxy statement and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

        If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee, which is similar to the voting procedures for stockholders of record. You will receive a voting instruction form (not a proxy card) to use in directing the broker, bank, trust or other nominee how to vote your shares.

        Please refer to "Will any investors be excluded from voting on any of the proposals at the meeting?" for a summary of voting exclusions applicable to each proposal to be voted on at the annual meeting.

How do I vote if I hold CDIs?

        Each CDI holder is entitled to direct CDN to one vote for every two hundred CDIs held by the holder. Record holders of CDIs as of the close of business in the United States on the record date, are entitled to receive notice of and to attend the meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CDN, to vote the shares underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the meeting in accordance with their written instructions.

What does it mean if I receive more than one printed set of proxy materials?

        If you receive more than one printed set of proxy materials, it means that you hold shares or CDIs registered in more than one account. To ensure that all of your shares are voted, please submit proxies or voting instructions for all of your shares.

How can I attend the meeting?

        All of our stockholders and CDI holders are invited to attend the annual meeting. You may be asked to present valid photo identification, such as a driver's license or passport, before being admitted to the meeting. If you hold your shares in street name or are a CDI holder, you also may be asked to present proof of ownership to be admitted to the meeting. A brokerage or holding statement or letter from your broker, bank, trust or other nominee are examples of proof of ownership.

Can I vote my shares in person at the meeting?

        If you are a stockholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you submit your proxy as described above so your vote will be counted if you later decide not to attend the meeting. If you submit your vote by proxy and later decide to vote in person at the annual meeting, the vote you submit at the meeting will override your proxy vote.

        If you are a street name holder, you may vote your shares in person at the meeting only if you obtain and bring to the meeting a signed letter or other form of proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

        Please refer to "How do I vote if I hold CDIs?" if you are a CDI holder.

How does the board of directors recommend that I vote?

        The board of directors recommends a vote:

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  FOR all of the nominees for director;

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  FOR the approval of the issuance and sale of up to 10,000,000 shares of common stock (equivalent to 2,000,000,000 CDIs) in a public offering, the over-allotment option, the potential 20% upsizing and the pre-emptive rights (if any).

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  FOR the ratification of the prior issuances of common stock and warrants in the February Private Placement;

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  FOR the approval of the Plan and approval of the Plan for purposes of ASX Listing Rule 7.2 (Exception 9), Section 162(m) of the Code and all other purposes; and

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  FOR the ratification of the selection of Ernst & Young LLP as the independent auditor of Sunshine Heart, Inc. for the year ending December 31, 2012.

What if I do not specify how I want my shares voted?

        If you are a stockholder of record and properly submit your proxy but do not specify how you want to vote your shares on a particular matter, we will vote your shares as follows:

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  FOR all of the nominees for director;

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  FOR the approval of the issuance and sale of up to 10,000,000 shares of common stock (equivalent to 2,000,000,000 CDIs) in a public offering, the over-allotment option, the potential 20% upsizing and the pre-emptive rights (if any).

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  FOR the ratification of the prior issuances of common stock and warrants in the February Private Placement;

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  FOR the approval of the Plan and approval of the Plan for purposes of ASX Listing Rule 7.2 (Exception 9), Section 162(m) of the Code and all other purposes; and

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  FOR the ratification of the selection of Ernst & Young LLP as the independent auditor of Sunshine Heart, Inc. for the year ending December 31, 2012.

        Your vote is important. We urge you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters before the annual meeting. If a stockholder or CDI holder submits a proxy or voting instruction form, as applicable, but abstains from voting on any matter other than the election of directors, the abstention will be counted for purposes of determining whether a quorum is present at the annual meeting for the transaction of business as well as shares entitled to vote on that particular matter. Accordingly, a stockholder abstention on any matter will have the same effect as a vote against that matter.

        If you are a street name holder of common stock and fail to instruct the stockholder of record how you want to vote your shares on a particular matter, those shares are considered to be "uninstructed." New York Stock Exchange rules determine the circumstances under which member brokers of the New York Stock Exchange may exercise discretion to vote "uninstructed" shares held by them on behalf of their clients who are street name holders. Other than "routine" matters, such as the ratification of the selection of Ernst & Young LLP as our independent auditor for the year ending December 31, 2012, the rules do not permit member brokers to exercise voting discretion as to the uninstructed shares on any matter included in the notice of meeting.

        With respect to the ratification of the selection of Ernst & Young LLP as our independent auditor for the year ending December 31, 2012, the rules permit member brokers to exercise voting discretion as to the uninstructed shares. However, on non-routine matters such as the election of directors, the approval of the sale and issuance of common stock in a public offering with related pre-emptive rights, the ratification of prior issuances of securities, and the approval of the Plan, the broker must receive voting instructions from the beneficial owner, as it does not have discretionary voting power for these particular items. For matters with respect to which the broker, bank or other nominee does not have voting discretion or has, but does not exercise, voting discretion, the uninstructed shares will be referred to as a "broker non-vote."

        If you are a CDI holder and you do not instruct CDN on how you want to vote your shares on the proposals, CDN will not vote on your behalf.

        For more information regarding the effect of broker non-votes on the outcome of the vote, see below under "What is the voting requirement to approve each of the proposals included in the notice of meeting?"

What is the voting requirement to approve each of the proposals included in the notice of meeting?

  Proposal 1—Election of Directors

        You may either vote "FOR" or "WITHHOLD" authority to vote for each director nominee. You may NOT vote "AGAINST" any director nominee. This is because we are subject to the rules and regulations of the U.S. Securities and Exchange Commission ("SEC") which prohibit the casting of votes "against" the election of directors. In the election of directors, directors are elected by a plurality of the votes, which means that the director nominees receiving the highest number of "FOR" votes will be elected. If you withhold authority to vote for one or more of the director nominees, this will have no direct effect on the outcome of the election of directors. If you do not submit your proxy or voting instructions to your broker, a "broker non-vote" occurs and your shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal. If you are a CDI holder and do not instruct CDN how to vote your shares, your shares will not be counted for the purpose of establishing a quorum and will have no effect on this proposal.

        Under ASX Listing Rule 14.2.1, the proxy card must allow stockholders to vote for or against each resolution. However, ASX has granted us a waiver from ASX Listing Rule 14.2.1 to the extent necessary to permit us to provide in the proxy card for the annual meeting for CDI holders to either vote for or to abstain from voting on a resolution to reelect a director (rather than vote against the resolution).

  Proposal 2—Approval of Issuance and Sale of Common Stock in a Public Offering with Related
  Pre-emptive Rights

        You may vote "FOR," "AGAINST" or "ABSTAIN" on the approval of our issuance and sale of 10,000,000 shares of common stock (equivalent to 2,000,000,000 CDIs) in a public offering, the over-

allotment option, the potential 20% upsizing and the pre-emptive rights (if any). This proposal requires an affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the proposal. Abstentions are considered shares present and entitled to vote for purposes of determining quorum, and will be treated as an "AGAINST" vote. Stockholders or CDI holders whose votes will be excluded under the ASX Listing Rules as described above are, nonetheless, encouraged to vote their shares, as such votes will be counted for purposes of establishing a quorum. If you do not submit your proxy or voting instructions to your broker, a "broker non-vote" occurs and your shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal. The same result will occur if you do not instruct CDN how to vote your shares.

  Proposal 3—Ratification of Issuance of Common Stock and Warrants

        You may vote "FOR," "AGAINST" or "ABSTAIN" on the ratification of our issuance and sale of 256,875 shares of common stock (equivalent to 51,375,000 CDIs) and warrants to purchase 85,616 shares of common stock (equivalent to 17,123,200 CDIs) issued to investors and to Summer Street Research Partners, our placement agent, and its registered representatives in connection with our February 8, 2012 financing in which we raised equity capital necessary for our initial listing on the Nasdaq Capital Market. The proposal to ratify the issuance of common stock and warrants requires an affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this proposal. Abstentions are considered shares present and entitled to vote for purposes of determining quorum, and will be treated as an "AGAINST" vote. If you do not submit your proxy or voting instructions to your broker, a "broker non-vote" occurs and your shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal. The same result will occur if you do not instruct CDN how to vote your shares.

  Proposal 4—Approval of the Plan

        You may vote "FOR," "AGAINST" or "ABSTAIN" on the proposal to approve the Plan and to approve the Plan for the purposes of ASX Listing Rule 7.2 (Exception 9), Section 162(m) of the Code and all other purposes. The proposal to approve the Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this proposal. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote "AGAINST" this proposal. If you do not submit your proxy or voting instructions to your broker, a "broker non-vote" occurs and your shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal. The same result will occur if you do not instruct CDN how to vote your shares.

  Proposal 5—Ratification of Appointment of Ernst & Young LLP

        You may vote "FOR," "AGAINST" or "ABSTAIN" on the ratification of the selection of Ernst & Young LLP as our independent auditor for the year ending December 31, 2012. The proposal to ratify the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this proposal. If you properly submit your proxy or voting instruction form, but abstain from voting on this proposal, including brokers of record holding their customers' shares who cause abstentions to be recorded, your shares will be counted as present at the meeting for the purpose of determining a quorum and for the purpose of calculating the vote on this proposal. Abstentions therefore will have the effect of a vote "AGAINST" this proposal.

        If you are a street name holder and do not submit your voting instructions to your broker or record holder, as applicable, New York Stock Exchange rules permit a broker to exercise voting discretion as to the uninstructed shares. If the broker or record holder does not exercise its voting discretion, a "broker non-vote" occurs and your shares will not be counted for the purpose of establishing a quorum and will have no effect on the outcome of this proposal. The same result will occur if you do not instruct CDN how to vote your shares.

Can I change my vote after submitting my proxy?

        Yes.

        If you are a stockholder of record, you may change your vote at any time before your proxy is voted at the annual meeting, in any of the following ways:

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  by submitting a later-dated proxy by telephone or the Internet before 10:59 p.m. U.S. Central Daylight Time on August 8, 2012 (1:59 p.m. on Australian Eastern Standard Time August 9, 2012);

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  by submitting a later-dated proxy to the Chief Financial Officer of Sunshine Heart, Inc., which must be received by us before the time of the annual meeting;

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  by sending a written notice of revocation to the Chief Financial Officer of Sunshine Heart, Inc., which must be received by us before the time of the annual meeting; or

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  by voting in person at the meeting.

        If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Link Market Services Limited, no later than 8:00 a.m. U.S. Central Daylight Time (11:00 p.m. Australian Eastern Standard Time) on August 7, 2012, a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

Who pays for the cost of proxy preparation and solicitation?

        We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders and CDI holders. We are soliciting proxies by mail. In addition, our directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication. Our directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by the following words: "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "should," "will," "would," or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this proxy statement. These factors include:

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  our ability to obtain additional financing;

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  our dependence on a single product candidate;

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  the cost, timing and results of our clinical trials, regulatory submissions and approvals;

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  our dependence on a single or limited number of manufacturers and suppliers for critical components of our system;

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  our ability to effectively manage our expected growth;

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  our ability to develop sales, marketing and distribution capabilities;

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  commercial acceptance of our system, if approved for sales and marketing;

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  our estimates regarding our capital requirements and our need for additional financing;

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  our ability to obtain adequate reimbursement from governments or other third-party payors;

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  regulatory risks affecting us;

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  the cost of defending, in litigation or otherwise, any claims that we infringe third-party patent or other intellectual property rights or that our system is defective;

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  our ability to protect and enforce our intellectual property rights; and

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  other risk factors included under "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC and our subsequent filings with the SEC.

        We cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate and therefore you are encouraged not to place undue reliance on forward-looking statements. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

PROPOSAL 1—ELECTION OF DIRECTORS

        The number of directors currently serving on our board of directors is eight. Our Amended and Restated Certificate of Incorporation provides that the board shall be divided into three classes, each class being as equal in number as reasonably possible. Vacancies may be filled by a majority vote of the directors then in office, though less than a quorum. Directors elected at an annual meeting of stockholders to succeed directors whose terms expire are elected for three-year terms. At the annual meeting, two persons will be nominated for election to our board of directors.

        The board of directors currently consists of eight directors, divided into the three following classes:

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  Class II directors: Geoffrey Brooke and David Rosa; whose current terms will expire at the 2012 annual meeting of stockholders;

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  Class III directors: Nicholas Callinan, Donal O'Dwyer, and Gregory Waller; whose current terms will expire at the annual meeting of stockholders to be held in 2013; and

  •
  Class I directors: William Peters, M.D., Paul Buckman, and Mark Harvey, M.D.; whose current terms will expire at the annual meeting of stockholders to be held in 2014.

        Mr. Rosa initially was elected to our board of directors in connection with the commencement of his employment as our Chief Executive Officer. Our employment agreement with Mr. Rosa requires our board of directors, subject to applicable requirements of the ASX Listing Rules, to take all reasonable steps so that he will continue to serve on our board during the term of his employment agreement.

        Upon the recommendation of the governance and nominating committee, which acts as the nominating committee of the board of directors, the board has nominated Geoffrey Brooke and David Rosa for three-year terms expiring in the year 2015. Each of the nominees has agreed to serve as a director if elected. The two nominees receiving a plurality of the votes cast at the meeting in person or by proxy will be elected. Proxies may not be voted for more than two directors. If, for any reason, any nominee becomes unable to serve before the annual meeting occurs, the persons named as proxies may vote your shares for a substitute nominee selected by our board of directors.

        Our board of directors recommends a vote FOR the election of the two director nominees.

        Set forth below is biographical information for the nominees, each person whose term of office as a director will continue after the annual meeting and each person serving as an officer of our company. The following includes certain information regarding our directors' individual experience, qualifications, attributes and skills that led the board of directors to conclude that they should serve as directors.

Name	Age	Position
Kevin Bassett	44	Senior Vice President, Technology & Operations
Debra Kridner	60	Vice President Research & Regulatory Affairs
Jim Yearick	50	Vice President Marketing & Sales
Jeffrey Mathiesen	51	Chief Financial Officer and Secretary
Paul Buckman	56	Director
Geoffrey Brooke	56	Director
Nicholas Callinan	66	Chairman of the Board, Director
Mark Harvey	46	Director
Donal O'Dwyer	59	Director
William Peters	46	Director; Chief Technical Officer & Medical Director
David Rosa	48	Director; Chief Executive Officer
Gregory Waller	62	Director

        The principal occupation and business experience of each of our officers, directors and director nominees is as follows:

Executive Officers

        David Rosa:    Mr. Rosa is our Chief Executive Officer, a position he has held since November 2009. From 2008 to November 2009, Mr. Rosa served as the Chief Executive Officer of Milksmart, Inc., a medical device company that specializes in medical devices for animals. From 2004 to 2008, Mr. Rosa served as the Vice President of Global Marketing for cardiac surgery and cardiology for St. Jude Medical.

        Kevin Bassett:    Mr. Basset is our Senior Vice President of Technology and Operations, a position he has held since January 2012. From October 2010 until December 2011, Mr. Bassett served as our Vice President of Research, Development and Quality Assurance. Prior to joining to Sunshine Heart, Inc., Mr. Bassett served in various leadership roles at Acorn Cardiovascular, a medical device company that develops treatments for patients with heart failure, the most recent position being as Senior Vice President from 2006 to 2010.

        Debra Kridner:    Ms. Kridner is our Vice President of Clinical Research and Regulatory Affairs, a position she has held since November 2009 on a consultant basis and since March 2010 as an employee of our company. From 2008 to 2009, Ms. Kridner worked as a consultant for her company Kridner Consulting LLC, which performed consulting services for medical device companies. From 2004 to 2008, Ms. Kridner served as the Vice President of Clinical Research and Regulatory Affairs for St. Jude Medical's Cardiac Surgery and Interventional Cardiology for the Cardiovascular Division.

        Jeffrey Mathiesen:    Mr. Mathiesen has served as our Chief Financial Officer since March 2011and as our Secretary since July 2011. From December 2005 through April 2010, Mr. Mathiesen served as Vice President and Chief Financial Officer for Zareba Systems, Inc., a manufacturer and marketer of medical products, perimeter fencing and security systems. Zareba was a publicly traded company that was purchased by Woodstream Corporation in April 2010. Previous positions held by Mr. Mathiesen include Vice President and Chief Financial Officer positions with publicly traded companies dating back to 1993.

        William Peters:    Dr. Peters has served as our Chief Technical Officer and Medical Director since 2002. In addition to his role within our company, Dr. Peters is an honorary clinical research fellow with the Green Lane Cardiothoracic Surgical Unit at Auckland City Hospital in New Zealand.

        Jim Yearick:    Mr. Yearick has served as our Vice President of Marketing and Sales since September 2011. From 2008 to September 2011, Mr. Yearick served as Vice President of Global Product Marketing for Medtronic's Cardiac Rhythm Management division. Previously, from 2005 to 2008, Mr. Yearick served as Vice President—Asia for Medtronic's Cardiac Rhythm Management division.

Board of Directors

  Nominees for election at this annual meeting for terms expiring in 2015:

        Geoff Brooke:    Director since September 2003. Dr. Brooke is managing director of GBS Venture Partners, an Australian venture capital firm that seeks out investments in life sciences companies. Dr. Brooke founded the venture capital firm in October 1996.

        Dr. Brooke's qualifications to serve on our board of directors include his experience in financial matters and fund raising as a fund manager and his experience with clinical medicine.

        David Rosa:    Director since July 2010. Mr. Rosa is our Chief Executive Officer, a position he has held since November 2009. From 2008 to November 2009, Mr. Rosa served as the Chief Executive Officer of Milksmart, Inc., a medical device company that specializes in medical devices for animals. From 2004 to 2008, Mr. Rosa served as the Vice President of Global Marketing for cardiac surgery and cardiology for St. Jude Medical.

        Mr. Rosa's qualifications to serve on our board of directors include his experience in the medical device industry and his previous leadership experiences within medical device companies.

  Directors whose terms expire in 2013:

        Nicholas Callinan:    Director since July 2008. Mr. Callinan is the chairman of our board of directors. Since 2004, he has served as Principal at Collins Hill Pty Ltd., a private equity advisory and consulting firm. From 2001 to 2003, Mr. Callinan served as the Senior Vice President and Chief Executive of Structured Investment Vehicles for Shell Internet Ventures, a company that invested in information technology companies worldwide. Previously, Mr. Callinan served as the Managing Director and Chief Executive of Central and Eastern European funds for Advent International Corporation, a company focused on private equity and venture capital fund management and investment. Mr. Callinan founded the venture capital and private equity funds management company, Advent Management Group Pty. Ltd. and was Chief Executive of that company and a number of funds it managed, some of which were listed on the Australia Securities Exchange, or ASX. Earlier in his career, Mr. Callinan was a civil engineer in Australia and France and worked with Cummins Engine Company, Inc. in the United States and Australia.

        Mr. Callinan's qualifications to serve on our board of directors include his experience as a Chief Executive Officer, a fund manager, and a board member for private companies throughout the world. In these roles, Mr. Callinan has aided numerous companies in developing their governance structure.

        Donal O'Dwyer:    Director since July 2004. Mr. O'Dwyer retired as worldwide President of Cordis Cardiology, the cardiology division of the Johnson & Johnson subsidiary, in 2003. Cordis is a developer and manufacturer of breakthrough stents, catheters and guidewires for interventional medicine, minimally invasive computer-based imaging, and electrophysiology. Prior to joining Cordis, Mr. O'Dwyer served as President of the Cardiovascular Group, Europe of Baxter International Inc., a global health care company that uses its expertise in medical devices, pharmaceuticals and biotechnology to create products that advance patient care worldwide.

        Mr. O'Dwyer's qualifications to serve on our board of directors include his extensive experience in the medical technology industry and general business experience due to his board service for other medical technology companies such as Angioblast Systems Inc. from November 2004 to January 2011, Atcor Medical Holdings Ltd since July 2004, Cochlear Limited since August 2005, and Mesoblast Ltd. since November 2004.

        Gregory Waller:    Director since August 2011. Mr. Waller has been employed as the Chief Financial Officer of Ulthera, Inc. since October of 2011. Ulthera is a medical device company specializing in non-invasive facelifts using an ultrasound medical device. From 2006 to 2011, Mr. Waller was the Chief Financial Officer and Treasurer of Universal Building Products, Inc., which was a manufacturer of concrete forms and accessories for the residential and commercial projects in North America. Mr. Waller previously served as the Vice President of Finance, Chief Financial Officer, and Treasurer for Sybron Dental Specialties, Inc., a manufacturer of high technology dental, dental implant, and infection prevention products, from 1980 to 2005. Mr. Waller has served on the board of directors of Endologix Inc. since 2003. Mr. Waller also served on the board of directors of Clarient, Inc. and SenoRx, Inc. from 2006 until 2010. From 2006 to 2009, Mr. Waller served as a member of the board of directors of Alsius, Inc., and from 2009 to 2010, he served as a member of the board of directors of Biolase, Inc. In addition, Mr. Waller served on the board of Cardiogenesis from 2007 until 2011.

        Mr. Waller's qualifications to serve on our board of directors include his 37 years of financial and management experience, including his experiences as a Chief Financial Officer for Universal Building Products, Inc. and Sybron Dental Specialties, Inc., and his familiarity with public company board functions from his services on the boards of other public companies.

        As described above, Mr. Waller was the Chief Financial Officer and Treasurer of Universal Building Products from 2006 to 2011. Universal Building Products filed a voluntary petition for bankruptcy on August 4, 2010. Except as described in the preceding sentence, no other event has occurred during the past ten years requiring disclosure pursuant to Item 401(f) of Regulation S-K.

  Directors whose terms expire in 2014:

        Paul Buckman:    Director since February 2011. Since February 2012, Mr. Buckman has served as the President and Chief Executive Officer of Sentreheart, Inc., a medical technology company focused on closure of various anatomic structures. Mr. Buckman served as Chief Executive Officer and Director of Pathway Medical Technologies, Inc., a medical device company focused on treatment of peripheral arterial disease from September 2008 to February 2012. From December 2006 until September 2008, Mr. Buckman served as Chief Executive Officer of Devax, Inc., a developer and manufacturer of drug eluting stents, while also serving as Chairman of the Board of Directors for Pathway Medical Technologies, Inc. From August 2004 to December 2006, Mr. Buckman served as President of the Cardiology Division of St. Jude Medical, Inc., a diversified medical products company. Prior to joining St. Jude Medical, Mr. Buckman served as Chairman of the Board of Directors and Chief Executive Officer of ev3, LLC, a Minnesota-based medical device company focused on endovascular therapies that Mr. Buckman founded and developed into an $80 million business, from January 2001 to January 2004. Mr. Buckman has worked in the medical device industry for over 30 years, including 10 years at Scimed Life Systems, Inc. and Boston Scientific Corporation, where he held several executive positions before becoming President of the Cardiology Division of Boston Scientific in January 2000. In addition to Pathway Medical Technologies, Inc., Mr. Buckman also currently serves as a Director for SentreHeart, Inc., Conventus Orthopaedics, Inc., and also as a Business Advisory Board member for Bio Star Ventures. In the past, Mr. Buckman has served on the boards of Velocimed, Inc., where he was a co-founder, EndiCor, Inc., Microvena, Inc., and Micro Therapeutics, Inc.

        Mr. Buckman's qualifications to serve on our board of directors include his extensive experience in the management of medical device companies, including his collective eleven years of experience as a Chief Executive Officer for Pathway Medical and Devax, Inc.

        Mark Harvey:    Director since September 2011. Since 2006, Dr. Harvey has served as a partner of CM Capital Investments Pty Ltd, an Australian venture capital firm that focuses on life sciences, telecommunications, information technology, and renewable energy ventures. In this role, Dr. Harvey has gained extensive experience in the formation, fund raising, and management of numerous life science companies.

        Dr. Harvey's qualifications to serve on our board of directors include his extensive experience in the life sciences industry and general business experience due to his board service for other medical technology companies such as Osprey Medical Inc. since June 2007, and Pathway Therapeutics Ltd. since July 2010.

        William Peters:    Director since August 2002. Dr. Peters has served as our Chief Technical Officer and Medical Director since 2002. In addition to his role within our company, Dr. Peters is an honorary clinical research fellow with the Green Lane Cardiothoracic Surgical Unit at Auckland City Hospital in New Zealand.

        Dr. Peters' qualifications to serve on our board of directors include his extensive experience with and expertise in cardiac medical technology, including his invention and development of devices and methods to achieve minimally cardiac surgery and his recognition in our industry gained from his authorship of numerous published articles regarding cardiac surgery and heart failure.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

        The board of directors conducts its business through meetings of the board and the following standing committees: audit, compensation, and governance and nominating. Each of the standing committees has adopted and operates under a written charter, all of which are available on our website at www.sunshineheart.com/corporate-governance. Other corporate governance documents available on our website include our Corporate Governance Guidelines and Code of Business Conduct and Ethics.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics relating to the conduct of our business by our directors, officers and employees, which is posted on our website at www.sunshineheart.com/corporate-governance.

 Director Independence

        As required under The Nasdaq Stock Market rules and regulations, a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by the board. The board of directors consults with our counsel to ensure that the board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of The Nasdaq Stock Market, as in effect from time to time.

        Consistent with these considerations, the board of directors has affirmatively determined that all of our directors are independent directors within the meaning of the applicable listing standards of The Nasdaq Stock Market, except for Mr. Rosa, our current Chief Executive Officer, and Dr. Peters, our current Chief Technical Officer and Medical Director.

        Under the ASX's Corporate Governance Council's "Corporate Governance Principles and Recommendations with 2010 Amendments (Second Edition)," two non-executive directors, Dr. Brooke and Dr. Harvey would not be classified as independent directors due to their association with stockholders holding a voting interest of more than 5% in our company. Notwithstanding these associations, our board considers that each of Dr. Brooke and Dr. Harvey have operated at all times as independent directors and in the best interests of stockholders.

        As required under The Nasdaq Stock Market rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our board of directors are comprised entirely of directors determined by the board to be independent within the meaning of The Nasdaq Stock Market rules and regulations.

Board Leadership Structure

        Mr. Callinan, a non-employee independent director, has served as our chairman of the board of directors since October 30, 2008, while Mr. Rosa serves as our chief executive officer. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board in its fundamental role of providing advice to, and independent oversight of, management. The board of directors recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman. Our corporate governance guidelines require our chairman and chief executive officer positions to be separate because the board of directors believes that having separate positions and having an independent director serve as chairman of the board is the appropriate leadership structure for us and demonstrates our commitment to good corporate governance.

Board Involvement in Risk Oversight

        Our management is responsible for defining the various risks facing us, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The board of director's responsibility is to monitor our risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks; the board is not responsible, however, for defining or managing our various risks. The audit committee of the board of directors is primarily responsible for monitoring management's responsibility in the area of risk oversight. Accordingly, management regularly reported to the audit committee on risk management during 2011. The audit committee, in turn, reports on the matters discussed at the committee level to the full board. The audit committee and the full board focus on the material risks facing us, including operational, liquidity and legal and regulatory risks, to assess whether management has reasonable controls in place to address these risks. In addition, the compensation committee is charged with reviewing and discussing with management whether our compensation arrangements are consistent with effective controls and sound risk management. The board of directors believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

 Board Committees

        The board of directors has established an audit committee, a compensation committee and a governance and nominating committee. Each of our committees has a charter and each charter is posted on our website. The following sets forth the membership of each of our committees.

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Geoffrey Brooke		X
Paul Buckman		Chair	X
Nicholas Callinan	X	X	X
Mark Harvey		X
Donal O'Dwyer	X
Gregory Waller	Chair		Chair

Audit Committee

        Among other matters, our audit committee:

  •
  evaluates the qualifications, performance and independence of our independent auditor and reviews and approves both audit and nonaudit services to be provided by the independent auditor;

  •
  discusses with management and our independent auditors any major issues as to the adequacy of our internal controls, any actions to be taken in light of significant or material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting;

  •
  establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

  •
  administers our investment and cash management policies; and

  •
  prepares the audit committee report that SEC rules require to be included in our annual proxy statement and annual report on Form 10-K.

        Each of the members of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and The Nasdaq Stock Market. Our board of directors has determined that Mr. Waller is our audit committee financial expert, as defined under the applicable rules of the SEC. Each member of our audit committee satisfies The Nasdaq Stock Market independence standards and the independence standards of Rule 10A-3(b)(1) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act").

Compensation Committee

        Our compensation committee reviews and approves on an annual basis the goals and objectives relevant to our Chief Executive Officer's compensation and annually reviews the evaluation of the performance of our executive officers and approves our executive officers' annual compensation.

Governance and Nominating Committee

        Our governance and nominating committee identifies individuals qualified to become members of the board of directors, recommends individuals to the board for nomination as members of the board and board committees, and oversees the evaluation of our board of directors.

Meeting Attendance

        Our directors are expected to attend meetings of the board of directors and of the committees on which they serve, as well as our annual meeting of stockholders. Our board of directors held twelve meetings and acted by written consent one time during 2011. The audit committee of the board met three times, the compensation committee of the board met four times and the governance and nominating committee (formerly the remuneration and nomination committee) of the board met three times during 2011. Each of our directors attended at least 75% of the meetings of the board of directors and the committees on which he served during 2011. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders. At our 2011 annual meeting of stockholders, six of our eight directors at that time attended the meeting.

Procedures for Contacting the Board of Directors

        Stockholders who wish to communicate with the board of directors may do so by writing to the board or a particular director in care of the Secretary of the company. All communications will initially be received and processed by the Secretary of the company, who will then refer the communication to the appropriate board member (either the director named in the communication, the chairperson of the board committee having authority over the matter raised in the communication, or the chairperson of the board in all other cases). The director to whom a communication is referred will determine, in consultation with our counsel, whether a copy or summary of the communication will be provided to the other directors. The board of directors will respond to communications if and as appropriate.

Procedures for Selecting and Nominating Director Candidates

        Stockholders may directly nominate a person for election to our board of directors by complying with the procedures set forth in Article III, Section 5(b) of our bylaws, and with the rules and regulations of the SEC. Under our bylaws, only persons nominated in accordance with the procedures set forth in the bylaws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In accordance with our bylaws, director nominations generally must be made pursuant to notice delivered to, or mailed and received at, our principal executive offices at the address above, not later than the 90th day, but not earlier than the 120th day, prior to the first anniversary of the prior year's annual meeting of stockholders. Your notice must set forth all information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

        Your notice also must set forth the following information for you and any beneficial owner on whose behalf you make a nomination: (i) the name and address of the stockholder, as they appear on our books; (ii) the class and number of shares of our capital stock which are owned beneficially and of record, as well as a description of all securities or contracts, with a value derived in whole or in part from the value of any shares of our capital stock, held by you and such beneficial owner or to which either is a party; (iii) a description of all arrangements or understandings between you and any such beneficial owner and any other person or persons (including their names) regarding the nomination;

(iv) a representation that you intend to appear in person or by proxy at the meeting to nominate the persons named in your notice; (v) a representation as to whether you intend to deliver a proxy statement and form of proxy to our stockholders to elect the nominee; (vi) the name and address of any other stockholder supporting the proposal as of the date of your notice; (vii) a description of all derivative transactions in which you engaged in the previous twelve month period; and (viii) a description of any other information relating to you and any such beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies pursuant to Regulation 14A under the Exchange Act.

        As required by our Corporate Governance Guidelines, when evaluating the appropriate characteristics of candidates for service as a director, the governance and nominating committee takes into account many factors. The board of directors selects and recommends to stockholders qualified individuals who, if added to the board, would provide the mix of director characteristics and diverse experiences, perspectives and skills appropriate for us. Board candidates are considered based on various criteria, including breadth and depth of relevant business and board skills and experiences, judgment and integrity, reputation in their profession, diversity of background, education, leadership ability, concern for the interests of stockholders and relevant regulatory guidelines. We do not have a formal policy with respect to diversity. Our board of directors recommends individuals for election as directors in the context of an assessment of the perceived needs of the board of directors at the particular point in time. Directors must be willing and able to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serving on the board for an extended period of time.

        The governance and nominating committee will consider director candidates recommended by stockholders in the same manner that it considers all director candidates. Stockholders who wish to suggest qualified candidates should write to Sunshine Heart, Inc., 12988 Valley View Road, Eden Prairie, Minnesota 55344, Attention: Chief Financial Officer, stating in detail the characteristics that make the candidate a suitable person to serve on our board of directors in light of our Corporate Governance Guidelines.

Director Compensation

        The following table sets forth certain information regarding compensation of each person who served as one of our non-employee directors during the fiscal year ended December 31, 2011. During the fiscal years ended June 30, 2011 and December 31, 2011, we did not provide any separate compensation to our directors who were also employees. Historically, our fiscal years consisted of 12-month periods ending June 30. In September 2011, we changed our fiscal year to coincide with the calendar year. As a result, June 30, 2011 was our last fiscal year to end on June 30, we had a six-month fiscal year that began on July 1, 2011 and ended on December 31, 2011, and all future fiscal years will begin on January 1 and end on December 31 of that year.

Name	Fiscal Year Ended	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Geoffrey Brooke(2)	12/31/11	12,649	73,445	86,094
	6/30/11	—	—	—
Paul Buckman	12/31/11	25,963	76,626	102,589
	6/30/11	19,542	—	19,542
Nicholas Callinan	12/31/11	51,375	125,939	177,314
	6/30/11	103,234	—	103,234
Dr. Mark Harvey(3)	12/31/11	12,649	76,887	89,536
	6/30/11	—	—	—
Crispin Marsh(4)	12/31/11	8,129	73,445	81,574
	6/30/11	50,853	—	50,853
Donal O'Dwyer	12/31/11	12,649	73,445	86,094
	6/30/11	49,941	—	49,941
Gregory Waller(5)	12/31/11	21,042	74,784	95,826
	6/30/11	—	—	—

(1)
Represents the grant date fair value of the awards granted during the period computed in accordance with FASB ASC Topic 718. For a discussion of the relevant assumptions used to determine the valuation of our option awards for accounting purposes please refer to Note 3 to the Notes to Consolidated Financial Statements filed with our Annual Report on Form 10-K.

(2)
Dr. Brooke is required to transfer the compensation he receives for service on our board of directors to venture capital funds affiliated with GBS Venture Partners.

(3)
Dr. Harvey became a director of our company in September 2011.

(4)
Mr. Marsh retired from our board of directors in September 2011.

(5)
Mr. Waller became a director of our company in August 2011.

        All amounts for cash payments in the table above were converted from Australian Dollars ("A$") to U.S. Dollars using the conversion rate in effect on the date of invoices submitted by the directors.

        Pursuant to our director compensation policy approved by our stockholders in 2004, our non-employee directors were collectively entitled to receive a maximum of A$250,000 ($255,775 based on a conversion rate of A$1.00 to $1.0231) in cash compensation for their service on our board of directors during the year ended June 30, 2011. In August 2011, in accordance with the ASX Listing Rules, our stockholders approved an increase to the maximum aggregate cash amount payable to our directors to $500,000 per fiscal year. Our board of directors has the authority to allocate up to the maximum aggregate compensation among the directors in its discretion. For the fiscal year ended December 31, 2011, our board of directors paid each of our directors, other than our Chairman and our directors affiliated with venture capital funds, A$50,000 in equally quarterly installments. Our Chairman was paid A$100,000 annually in equal quarterly installments. We historically have not provided cash compensation to our directors affiliated with venture capital funds in connection with their service on our board. However, effective October 1, 2011, we revised this policy so that our venture capital affiliated directors are compensated on the same basis as our other directors as described above.

        Our board grants directors stock options or equity awards from time to time, but we do not have a policy of regularly granting of equity or equity-based awards to our directors. All equity compensation awarded to our directors requires approval by our stockholders pursuant to the ASX Listing Rules.

        During our six-month fiscal year ended December 31, 2011, we granted stock options to each of our non-employee directors. The stock options granted to each of our non-employee directors other than Dr. Harvey and Mr. Waller have an exercise price of A$7.00 per share, representing a 20% premium to the closing price for one of our CDIs on the date the board approved the option grant, have a 10-year term and vest in equal monthly installments over a four-year period. Our stockholders approved these options grants at a special meeting held in August 2011. Prior to these option grants, the last time we granted stock options to non-employee directors generally was in July 2008. We also granted stock options to Mr. Waller and Dr. Harvey during our fiscal year ended December 31, 2011 in connection with their appointments to our board of directors in August and September 2011, respectively. Each of these options has an exercise price of A$8.20 per share, representing the closing price for one of our CDIs on the date the board approved the option grant, has a 10-year term and vests in equal monthly installments over a four-year period. Our stockholders approved these options grants at our annual meeting held in November 2011. Although we previously had a practice of granting stock options to our non-employee directors with a per share exercise price that was greater than the closing price of one of our CDIs on the date the board approved the option grant, which we believe is a typical practice for Australian companies listed on the ASX, we intend to grant future stock options to our non-employee directors and other award recipients with exercise prices equal to the closing price of our common stock on the date of grant consistent with what we believe is common practice for public companies listed on a U.S. stock exchange.

        As of December 31, 2011, each individual who served as a non-employee director during our fiscal year ended December 31, 2011 held options to purchase up to the aggregate number of shares of common stock indicated below:

  •
  Dr. Brooke—11,685 shares, 2,585 of which were unvested;

  •
  Mr. Buckman—11,685 shares, 2,191 of which were unvested;

  •
  Mr. Callinan—36,705 shares, 21,101 of which were unvested;

  •
  Dr. Harvey—11,685 shares, 731 of which were unvested;

  •
  Mr. Marsh—16,734 shares, 7,634 of which were unvested;

  •
  Mr. O'Dwyer—11,685 shares, 2,585 of which were unvested; and

  •
  Mr. Waller—11,685 shares, 974 of which were unvested.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information regarding compensation for the fiscal years ended June 30, 2011 and December 31, 2011, provided to our Chief Executive Officer and the two other most highly compensated executive officers who received remuneration exceeding $100,000 during the fiscal year ended December 31, 2011, who we refer to as our named executive officers.

Name and Principal Position	Fiscal Year Ended	Salary ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)		Total ($)
David Rosa	12/31/11	156,550		1,473,358	79,825		1,709,733
Chief Executive Officer	6/30/11	280,000		47,146	70,000		397,146
William Peters, MD(3)	12/31/11	143,542	(4)	529,493	28,663	(4)	701,698
Chief Medical Officer	6/30/11	275,433	(4)	—	—		275,433
Jeffrey Mathiesen(5)	12/31/11	106,667		377,666	44,000		528,333
Chief Financial Officer	6/30/11	59,879		—	—		59,879

(1)
Represents the grant date fair value of the awards granted during the period computed in accordance with FASB ASC Topic 718. For a discussion of the relevant assumptions used to determine the valuation of our option awards for accounting purposes please refer to Note 3 to the Notes to Consolidated Financial Statements filed with our Annual Report on Form 10-K.

(2)
Amounts shown for Mr. Rosa, Dr. Peters and Mr. Mathiesen for fiscal year ended December 31, 2011 represent non-equity incentive compensation earned during the 12-month calendar year ended December 31, 2011. As a result, the amounts shown for the fiscal year ended December 31, 2011 were earned over the course of two different fiscal years, the last six months of our fiscal year ended June 30, 2011 and the full six-month fiscal year ended December 31, 2011. The amount shown for Mr. Rosa for fiscal year ended June 30, 2011 represents non-equity incentive compensation earned during the 12-month calendar year ended December 31, 2010. As a result, the amount shown for the fiscal year ended June 30, 2011 was earned over the course of two different fiscal years, the last six months of our fiscal year ended June 30, 2010 and the first six months of our fiscal year ended June 30, 2011.

  Historically, Mr. Rosa has been awarded incentive compensation based on performance and milestones achieved during calendar years despite the fact that, until September 2011, our fiscal years ended on June 30. For Mr. Rosa, the material performance measures and milestones for calendar year 2010 related to development projects, relocation of our headquarters to Eden Prairie, Minnesota, development of a minimally invasive procedure to implant our system, and building our executive management team. The material performance measures and milestones for calendar year 2011 related to successful completion of our feasibility trial and progress on our planned pivotal trial, continued financing of our operations and product development. Until our fiscal year beginning July 1, 2010, we historically awarded our employees based in Australia and New Zealand, including Dr. Peters, incentive compensation based on performance and milestones achieved during our fiscal years, which ended on June 30. Our fiscal years historically ended on June 30 (until we changed our fiscal year end in September 2011) because our operations previously were based in Australia, where a June 30 fiscal year end is more typical than in the United States due to the different seasons in the Southern Hemisphere (i.e., where June 30 falls in winter similar to December 31 falling in winter in the Northern Hemisphere). As we began establishing operations in the United States, we provided incentive compensation to our U.S.-based employees on a calendar year basis because we believed doing so was typical for U.S.-based companies.

    Effective for our fiscal year beginning January 1, 2012 and ending December 31, 2012, our board decided to base all employee incentive compensation on performance and milestones achieved during calendar years, which, due to the change in our fiscal year effected in September 2011, will coincide with our fiscal year. As part of this transition of our compensation practices, we deferred the incentive compensation opportunity Dr. Peters otherwise would have received for the fiscal year ended June 30, 2011 to be based on performance and milestones achieved during the 12-month calendar year ended December 31, 2011 and Dr. Peters did not receive any incentive compensation based performance or milestones achieved during our fiscal year ended June 30, 2011. For Dr. Peters, the material performance measures and milestones for calendar year 2011 related to our clinical trial and research and development activities.

    We chose the presentation format described above and reflected in the Summary Compensation Table to avoid any "gap" between consecutive periods for which incentive compensation is earned by our named executive officers and incentive compensation information is presented in the table above and in similar tables that we will include in future filings with the SEC.

(3)
All amounts were paid to WSP Trading Limited, an entity that Dr. Peters owns.

(4)
Amount was converted from Australian Dollars to U.S. Dollars using the conversion rate in effect on the date of payment.

(5)
Mr. Mathiesen joined our company as Chief Financial Officer in March 2011.

Chief Executive Officer Employment Agreement and Compensation

        We have an employment agreement with David Rosa, our Chief Executive Officer, which provides that his annual salary initially will be $250,000 and is subject to annual review by our board of directors. The board established Mr. Rosa's initial annual base salary of $250,000 in late 2009 in connection with negotiating his employment agreement. The board believed Mr. Rosa's initial base salary was less than the salaries paid to other chief executive officers of small public companies and was appropriate because Mr. Rosa previously had not served as a chief executive officer of a public company. Effective January 1, 2011, the board increased Mr. Rosa's salary to $310,000 per year in recognition of our company's progress towards its goals during calendar year 2010, which included the expansion of our management team, development of a less invasive procedure to implant our system and progress on our feasibility clinical trial, as well as to closer align Mr. Rosa's base salary with those of chief executive officers of other small public companies as determined by the board based on its collective experiences and industry knowledge.

        Our employment agreement with Mr. Rosa also provides that he will be eligible to participate in our short-term incentive bonus scheme with a maximum of up to 25% of his annual salary. The amount of the bonus is determined by our board of directors based on goals agreed upon by Mr. Rosa and our board.

        Historically, Mr. Rosa has been awarded incentive compensation based on our performance and milestones achieved during calendar years despite the fact that, until September 2011, our fiscal years ended on June 30. Beginning with 2012, our fiscal years will coincide with calendar years and with the time periods for which we provide incentive compensation to Mr. Rosa and our other named executive officers.

        Mr. Rosa's incentive compensation goals for calendar year 2010 related to development projects, relocation of our headquarters to Eden Prairie, Minnesota, development of a minimally invasive procedure to implant our system, and building our executive management team. Our board determined that Mr. Rosa achieved all of these goals and awarded him the maximum cash incentive payment provided in his employment agreement for the year. The non-equity incentive plan compensation earned by Mr. Rosa during calendar year 2010 is reflected in the Summary Compensation Table above for the fiscal year ended June 30, 2011 due to the discrepancy between our historic fiscal years and incentive compensation plan practices described above and in footnote 2 to the Summary Compensation Table.

        For calendar year 2011, Mr. Rosa's goals related to successful completion of our feasibility trial and progress on our planned pivotal trial, continued financing of our operations and product development. Our board determined that Mr. Rosa achieved all of these goals and awarded him the maximum cash incentive payment provided in his employment agreement for calendar year 2011. The non-equity incentive plan compensation earned by Mr. Rosa during calendar year 2011 is reflected in the Summary Compensation Table above for the fiscal year ended December 31, 2011 due to the discrepancy between our historic fiscal years and incentive compensation plan practices described above and in footnote 2 to the Summary Compensation Table. We chose the presentation format described above to avoid any "gap" between consecutive periods for which incentive compensation is earned by our named executive officers and incentive compensation information is presented in the Summary Compensation Table above and in similar tables that will be included in future filings with the SEC.

        Mr. Rosa is entitled to participate in the benefit plans available to our employees generally. His employment agreement is terminable (i) by either party for any reason with one month's notice, by mutual agreement of us and Mr. Rosa; (ii) by mutual agreement between us and Mr. Rosa; (iii) immediately by us for "cause" (as defined in the agreement) if Mr. Rosa has not cured the conduct giving rise to a termination for "cause"; (iv) by us for Mr. Rosa's disability (as defined in the agreement); or (v) immediately by Mr. Rosa for "good reason" (as defined in the agreement) if we have not cured the conduct giving rise to a termination for "good reason." The agreement also provides that, for one year following his termination, Mr. Rosa will not compete with us during the term of his employment with us and he will not solicit any person who was one of our employees during the term of his employment.

        Our board of directors has granted Mr. Rosa stock options as part of his compensation from time to time. At a special meeting of our stockholders in August 2011, our stockholders approved stock option awards awarded to Mr. Rosa by our board during March 2011 and May 2011. The March 2011 stock option award covers 154,450 shares of our common stock and was granted with a per share exercise price of approximately $7.16 (using a conversion rate of A$1.00 to $1.0231 and representing a 20% premium to the closing price for our CDIs on the date the board approved the award). The May 2011 stock option award covers 29,210 shares of our common stock and was granted with a per share exercise price of approximately $13.10 (using a conversion rate of A$1.00 to $1.0231 and representing a 20% premium to the closing price for our CDIs on the date the board approved the award). At our annual meeting of stockholders in November 2011, our stockholders approved a stock option award to Mr. Rosa approved by our board in November 2011. This November 2011 stock option award covers 50,000 shares of our common stock and was granted with a per share exercise price of approximately $8.39 (using a conversion rate of A$1.00 to $1.0231 and equaling the closing price for our CDIs on the date the board approved the award).

        The ASX Listing Rules require stock options awarded to any of our directors, including Mr. Rosa, to be approved by our stockholders. For accounting purposes, stock options that are granted subject to stockholder approval are treated as granted in the period during which the necessary stockholder approval was obtained. Because we held our annual meeting of stockholders during our fiscal year ended June 30, 2011 before our board awarded the March 2011 and May 2011 stock options granted to Mr. Rosa, these stock options were approved by our stockholders at a special meeting in August 2011 and are treated as granted during our six-month fiscal year ended December 31, 2011 even though our board awarded the options, subject to stockholder approval, during our fiscal year ended June 30, 2011.

Because Mr. Rosa also received a stock option award during November 2011 that was approved by our board and stockholders during the same month, there is a significant discrepancy between the value for accounting purposes of option awards granted to Mr. Rosa during our fiscal year ended June 30, 2011 compared to our six-month fiscal year ended December 31, 2011. In general, our board has awarded Mr. Rosa stock options with greater-than-annual frequency to gradually give him an equity position in our company that our board, in its discretion and based on its collective experiences, believes is appropriate for the chief executive officer of a development-stage public medical device company like ours. Other than the stock option awards described above, and as indicated in the Outstanding Equity Awards at Fiscal Year-End table below, we have granted Mr. Rosa only one other equity award. As indicated in the Beneficial Ownership of Directors and Executive Officers table below, as of July 20, 2012, Mr. Rosa beneficially owned approximately 1.7% of our common stock as calculated in accordance with SEC rules.

Salaries of Other Named Executive Officers

        Our board determined the salary for Mr. Mathiesen pursuant to negotiations with Mr. Mathiesen in connection with his hiring in March 2011. Our board determined Dr. Peters' salary in effect during our fiscal years ended June 30, 2011 and December 31, 2011 primarily based on the salary recommendation our Chief Executive Officer made at the beginning of our fiscal year ended June 30, 2011. Historically, up to our fiscal year beginning July 1, 2011, we awarded our employees based in Australia and New Zealand, including Dr. Peters, salary increases effective at the beginning of our fiscal years. Our Chief Executive Officer made his salary recommendation for Dr. Peters based on his subjective evaluation of our product development and clinical progress as of the beginning of our fiscal year ended June 30, 2011. Effective for our fiscal year beginning January 1, 2012 and ending December 31, 2012, our board decided to make annual adjustments to employees' salaries, regardless of location, effective at the beginning of each calendar year (which, beginning in 2012, will coincide with our fiscal year). As part of this transition of our compensation practices, we deferred salary adjustments that our employees based in Australia and New Zealand otherwise would have received effective July 1, 2011 to be effective as of January 1, 2012. Dr. Peters therefore was not awarded a salary increase during the periods covered by the Summary Compensation Table in connection with this transition in our compensation practices.

        Our current compensation practice is for our Chief Executive Officer to recommend salaries for the other named executive officers at the beginning of each calendar year for the salary to be paid for the that year based on our Chief Executive Officer's evaluation of three primary factors. Those factors are an evaluation of:

  •
  salaries of persons occupying similar positions at other small medical device companies;

  •
  the overall performance of our company for the prior year; and

  •
  the individual's contributions to our results for the prior year.

        Our Chief Executive Officer's evaluation of salaries for persons occupying similar positions at other small public medical device companies is based on his general industry knowledge and consultation of proxy statements filed by U.S. publicly traded companies with the SEC. Our Chief Executive Officer uses this market information to help determine whether the salaries he recommends for our other named executive officers are, in his opinion, significantly above or below the salaries of persons occupying similar positions at the companies consulted and that any variations to what the Chief Executive Officer considers to be a "market" salary are in his opinion justified. Historically, our Chief Executive Officer has not targeted compensation at a specified point relative to the market information he has gathered or used studies or compilations of information prepared by third parties to evaluate salaries paid by our competitors. Our Chief Executive Officer's evaluation of our company's performance is a subjective evaluation of our progress toward commercializing our system and meeting our business plan. As of January 1, 2012, salaries for our named executive officers were as follows: Mr. Rosa—$319,300; Dr. Peters—A$283,272; Mr. Mathiesen—$226,600. Future adjustments to the salaries for our named executive officers will be made using the process described above.

Incentive Compensation of Other Named Executive Officers

        Dr. Peters' non-equity incentive plan compensation award for calendar year 2011 provided for a payment of up to 10% of his annual salary, based on goals agreed upon by Dr. Peters and our Chief Executive Officer. Dr. Peters' goals for calendar year 2011 were tied to our clinical trial and research and development activities. Based on Dr. Peters' work training and supporting physicians at sites participating in our feasibility trial, his work summarizing and presenting clinical trial data, the successful animal test for our next-generation fully implantable device and improvements to our existing system developed by Dr. Peters during the year, our board awarded Dr. Peters his maximum possible payment under the non-equity incentive plan. The non-equity incentive compensation earned by Dr. Peters during calendar year 2011 is reflected in the Summary Compensation Table above for the fiscal year ended December 31, 2011 due to the discrepancy between our historic fiscal years and the transition in our incentive plan practices described in footnote 2 to the Summary Compensation Table.

        In connection with his hiring in March 2011, we decided that Mr. Mathiesen's incentive compensation would be based on the calendar year rather than our fiscal year in effect at that time. Mr. Mathiesen's non-equity incentive plan compensation award for calendar year 2011 provided for a payment of up to 20% of his annual salary. Our board determined that Mr. Mathiesen improved our financial reporting processes and successfully performed his duties for the year and awarded Mr. Mathiesen his maximum possible non-equity incentive payment. The non-equity incentive compensation earned by Mr. Mathiesen during calendar year 2011 is reflected in the Summary Compensation Table above for the fiscal year ended December 31, 2011 due to the discrepancy between our historic fiscal years and incentive compensation plan practices described above and in footnote 2 to the Summary Compensation Table.

        Beginning in 2012, our fiscal years will coincide with calendar years and with the relevant periods for which we provide incentive compensation to our named executive officers.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth certain information concerning equity awards held by our named executive officers that were outstanding as of December 31, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date
David Rosa	37,500	(2)	12,500	$10.23	11/29/20
	28,960	(3)	125,490	$7.16	8/17/21
	—	(5)	29,210	$13.10	8/17/21
	—	(5)	43,000	$8.39	11/28/21
William Peters, MD	3,990	(4)	—	$3.17	1/30/13
	3,880	(4)	—	$51.16	7/5/14
	2,200	(4)	—	$36.83	11/1/16
	280	(4)	—	$61.39	1/31/17
	3,000	(4)	—	$61.39	4/18/17
	488	(4)	—	$40.92	7/9/18
	3,869	(5)	857	$16.37	8/20/18
	80,745	(3)	65,605	$7.16	8/17/21
Jeffrey Mathiesen	—	(5)	52,575	$7.16	8/17/21
	—	(5)	5,000	$8.39	11/1/21

(1)
Amount converted from Australian Dollars to U.S. Dollars using a conversion rate of A$1.00 to $1.0231.

(2)
This option vested as to 50% of the shares on November 29, 2010, the date of grant, and 25% on November 1, 2011, and the remaining 25% will vest on November 1, 2012.

(3)
This option vests as to 1/48th of the shares per month until fully vested.

(4)
Option fully vested as of December 31, 2011.

(5)
This option vests as to 25% of the shares on the first anniversary of the date of grant, and 1/48th of the shares per month thereafter until fully vested.

Change in Control Agreements

        We have entered into change in control agreements with each of our named executive officers that will require us to provide compensation to them in the event of a change in control of our company. Each agreement has a term that runs from its effective date through the later of (i) the five-year anniversary of the effective date or (ii) if a "change in control" occurs on or prior to the five-year anniversary, the one-year anniversary of the effective date of the change in control. The agreements will be automatically extended for successive two-year periods until notice of non-renewal is given by either party at least 60 days prior to the end of the then-effective term.

        Under the change in control agreements, "change in control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) subject to certain exceptions, any person or group's acquisition, directly or indirectly, of more than 50% of the combined voting power of our outstanding securities other than by virtue of a merger, consolidation or similar transaction; (ii) the consummation of a merger, consolidation, or similar transaction involving our company and immediately after the consummation of such merger, consolidation or similar transaction, our stockholders immediately prior thereto do not directly own or beneficially own, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction; or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of our company, other than a sale, lease, license or other disposition of all or substantially all of our consolidated assets to an entity, more than 50% of the combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (iv) individuals who, on March 17, 2011, were members of our board of directors cease to constitute at least a majority of the members of our board, provided that if the appointment, election or nomination for election of any new board member was approved or recommended by a majority of the members of the board as of March 17, 2011, the board member will be treated as being a board member as of March 17, 2011. Notwithstanding the foregoing, the term "change in control" will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing our domicile.

        Our change in control agreement with David Rosa, our Chief Executive Officer, provides that, if a change in control occurs during the term of his agreement and if Mr. Rosa's employment terminates anytime during the one year period after the effective date of the change in control and if such termination is involuntary at our initiative without cause or is due to a voluntary resignation for good reason, we will (1) pay in a lump sum his salary for 18 months and any other earned but unpaid compensation; (2) pay in a lump sum an amount equal to the incentive bonus payment received by Mr. Rosa for the fiscal year immediately preceding the fiscal year in which the termination occurs; and (3) provide health care benefits to him and his family for the shorter of (i) 18 months after his termination; or (ii) until the date Mr. Rosa is and/or Mr. Rosa's covered dependents are eligible to receive group medical and/or dental insurance coverage by a subsequent employer.

        We have also entered into change in control agreements with each of our named executive officers other than Mr. Rosa, which provide that if a change in control occurs during the term of the officer's agreement and if the officer's employment terminates anytime during the one year period after the effective date of the change in control and if such termination is involuntary at our initiative without cause or is due to a voluntary resignation for good reason, we will (1) pay in a lump sum such officer's salary for 12 months and any other earned but unpaid compensation; (2) pay in a lump sum an amount equal to the incentive bonus payment received by such officer for the fiscal year immediately preceding the fiscal year in which the termination occurs; and (3) provide health care benefits to such officer and such officer's family for the shorter of (i) 12 months after the termination; or (ii) until the date the officer is and/or the officer's covered dependents are eligible to receive group medical and/or dental insurance coverage by a subsequent employer.

        Additionally, if any named executive officer terminates employment with us (i) during the term of the officer's change in control agreement due to a voluntary resignation for good reason or due to an involuntary termination of an officer's employment by us without cause prior to a change in control and the expiration of the agreement's term (provided that the officer reasonably demonstrates that such termination arose in connection with or in anticipation of a change in control); (ii) a change in control occurs within 90 days after the officer's termination; and (iii) a change in control occurs within 90 days after the termination and occurs during the term of the officer's change in control agreement, then we will provide our named executive officers the applicable payments and health benefits described above.

        Under the change in control agreements "cause" for termination exists upon the occurrence of any of the following events, if such event results in a demonstrably harmful impact on our business or reputation: (i) such officer's commission of any felony or any crime involving fraud, dishonesty or moral turpitude; (ii) such officer's attempted commission of, or participation in, a fraud or act of dishonesty against us; (iii) such officer's intentional, material violation of any contract or agreement between us and such officer or of any statutory duty owed to us; (iv) such officer's unauthorized use or disclosure of our confidential information or trade secrets; or (v) such officer's gross misconduct.

        Each named executive officer may tender resignation for "good reason" after any of the following are undertaken without such officer's written consent: (i) a significant diminution in officer's employment role with us as in effect immediately prior to the effective date of the change in control; (ii) a greater than 5% aggregate reduction by us in the officer's annual base salary, as in effect on the effective date of the change in control or as increased thereafter unless the reduction is pursuant to an across-the-board proportionate salary reduction for all officers, management-level and other salaried employees due to our financial condition, a greater than 10% aggregate reduction by us of the officer's annual base salary will be required for "good reason" to exist; (iii) any failure by us to continue in effect any benefit plan or program, including fringe benefits, incentive plans and plans with respect to the receipt of our securities, in which the officer is participating immediately prior to the effective date of the change in control, or any action by us that would adversely affect the officer's participation in or reduce his benefits under those benefit plans unless we offer a range of benefit plans and programs that, taken as a whole, is comparable to the benefit plans in effect in which the officer is participating immediately prior to the change in control; or (iv) a non-temporary relocation of the officer's business office to a location more than 50 miles from the location at which the officer performs duties as of the effective date of the change in control, except for required travel by officer on our business to an extent substantially consistent with the officer's business travel obligations prior to the change in control.

        In addition to the payments described above, the change in control agreements with the named executive officers provide that if a change in control occurs while such officer is actively employed by us, such change in control will cause the immediate acceleration of the vesting of 100% of any unvested portion of any stock option awards held by the officer on the effective date of such change in control.

        We will not make any of the payments described above unless: (i) the named executive officer signs a full release of any and all claims in favor of us; (ii) all applicable consideration periods and rescission periods have expired; and (iii) as of the dates we provide any payments to the named executive officer, the officer is in strict compliance with the terms of the applicable change in control agreement and any proprietary information agreement the officer has entered into with us.

SECURITY OWNERSHIP

Beneficial Ownership of Directors and Executive Officers

        The following table sets forth certain information with respect to the beneficial ownership of our outstanding common stock as of July 20, 2012 by (i) each of our named executive officers listed in the Summary Compensation Table above; (ii) each of our directors; and (iii) all of our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge and subject to applicable community property laws, each of the stockholders listed below has sole voting and investment power as to the stock owned unless otherwise noted. The address for each of our directors and named executive officers is c/o Sunshine Heart, Inc., 12988 Valley View Road, Eden Prairie, Minnesota 55344.

Name of Beneficial Owner	Number of Shares		Percent(1)
Dr. Geoffrey Brooke	1,448,356	(2)	22.2%
Paul Buckman	4,382	(3)	*
Nicholas Callinan	54,349	(4)	*
Dr. Mark Harvey	1,880,439	(5)	28.2%
Jeffrey Mathiesen	38,404	(6)	*
Donal O'Dwyer	63,682	(7)	1.0%
Dr. William Peters	90,834	(8)	1.4%
David Rosa	106,156	(9)	1.7%
Gregory Waller	3,165	(10)	*
All directors, director nominees, named executive officers and other executive officers as a group (12 persons)	3,724,614	(11)	52.0%

*
Less than 1%.

(1)
Based on 6,277,538 shares outstanding as of July 20, 2012.

(2)
Includes 1,194,761 shares owned by GBS Bioventures II A/C and GBS Bioventures III A/C, which we collectively refer to as GBS; 4,685 shares subject to outstanding options exercisable within 60 days of July 20, 2012; and 248,910 shares subject to outstanding warrants held by GBS exercisable within 60 days of July 20, 2012. Dr. Brooke is a managing director of GBS Venture Partners Pty Ltd which manages GBS Bioventures II/AC. Dr. Brooke shares voting and investment power with another partner and may be deemed to be an indirect beneficial owner of the reported securities. Dr. Brooke disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest. This report shall not be deemed an admission that the reporting person is the beneficial owner of such securities for purposes of Section 16 or for any other purpose.

(3)
Includes 4,382 shares subject to outstanding options exercisable within 60 days of July 20, 2012.

(4)
Includes 29,647 shares owned by Beraleigh Pty Ltd. and 17,202 shares subject to outstanding options exercisable within 60 days of July 20, 2012; and 7,500 shares subject to outstanding warrants held by Beraleigh Pty Ltd. exercisable within 60 days of July 20, 2012. Mr. Callinan is a director of Beraleigh Pty Ltd.

(5)
Includes 750 shares owned by Dr. Harvey's pension fund, for which he has the power to make investment and voting decisions; 1,500,712 shares owned by venture capital funds affiliated with CM Capital; 376,786 outstanding warrants held by CM Capital and its affiliated funds exercisable within 60 days of July 20, 2012 and 2,191 shares subject to outstanding options exercisable within 60 days of July 20, 2012. Dr. Harvey shares voting and investment power with other partners and may be deemed to be a beneficial owner of the reported securities. Dr. Harvey disclaims indirect beneficial ownership of the reported securities except to the extent of his pecuniary interest. This report shall not be deemed an admission that Dr. Harvey is the beneficial owner of such securities for purposes of Section 16 or for any other purpose.

(6)
Includes 11,875 shares held by UBS which is Mr. Mathiesen's IRA account and 2,500 shares owned by Mr. Mathiesen. Includes 19,716 shares subject to outstanding options exercisable within 60 days of July 20, 2012; and 4,313 shares acquirable on exercise of outstanding warrants exercisable within 60 days of July 20, 2012.

(7)
Includes 10,370 shares held by a family trust, for which Mr. O'Dwyer and his wife serve as a trustees, 38,791 shares held by a pension fund for which Mr. O'Dwyer and his wife jointly have the power to make investment and voting decisions and 686 shares owned by Mr. O'Dwyer. Includes 4,685 shares subject to outstanding options exercisable within 60 days of July 20, 2012; and 9,150 shares acquirable on exercise of outstanding warrants exercisable within 60 days of July 20, 2012.

(8)
Includes 7,250 shares owned by Dr. William Peters and Szigetvary Trustee Services Ltd as trustees to Peters JAM Trust; 35 shares owned by Dr. William Peters for the benefit of Ava Peters; 35 shares owned by Dr. William Peters for the benefit of Michael Peters; 53 shares owned by Dr. William Peters for the benefit of James Peters; 33,433 shares owned by Dr. William Peters and Apollo Trustees No. 1 Limited as trustees to Peters Apollo Trust; 47,987 shares acquirable upon exercise of outstanding warrants exercisable within 60 days of July 20, 2012; and 2,041 shares subject to outstanding options exercisable within 60 days of July 20, 2012.

(9)
Includes 1,000 shares owned by Mr. Rosa, and 105,156 shares subject to outstanding options exercisable within 60 days of July 20, 2012.

(10)
Includes 3,165 shares subject to outstanding options exercisable within 60 days of July 20, 2012.

(11)
Consists of (i) 2,833,887 shares beneficially owned by the current directors and executive officers; and (ii) 890,727 shares issuable upon exercise of outstanding options or warrants that are exercisable within 60 days of July 20, 2012.

Beneficial Owners of More than Five Percent of Our Common Stock

        Based on information filed with the SEC, the ASX and provided to us by certain of our directors, the following table sets forth certain information with respect to the beneficial ownership of persons known by us to be beneficial owners of more than 5% of our common stock as of July 20, 2012. Beneficial ownership is determined in accordance with the rules of the SEC.

Name of Beneficial Owner	Number of Shares		Percent(1)
GBS Venture Partners Pty Ltd	1,443,671	(2)	22.1%
Funds affiliated with CM Capital	1,877,498	(3)	28.2%
Persons affiliated with Straus & Partners	653,057	(4)	10.7%
New Emerging Medical Opportunities Fund LP	406,250	(5)	6.4%

(1)
Based on 6,277,538 shares outstanding as of July 20, 2012.

(2)
Based upon Form 3 filed with the SEC on February 28, 2012. Includes 1,194,761 shares beneficially owned by GBS Venture Partners Pty Ltd affiliates, and includes 248,910 shares acquirable upon exercise of outstanding warrants exercisable within 60 days of July 20, 2012. Dr. Geoffrey Brooke and Brigitte Smith of GBS Venture Partners Pty Ltd. hold voting and investment power with respect to these shares. The address for GBS Venture Partners Pty Ltd is Harley House, Level 5, 71 Collins Street, Melbourne Vic 3000, Australia.

(3)
Based upon Form 3 filed with the SEC on February 28, 2012. Includes 1,500,712 shares beneficially owned by CM Capital Investments Pty Ltd affiliates, and includes 376,786 shares acquirable upon exercise of outstanding warrants exercisable within 60 days of July 20, 2012. Michel Begun, Andy Jane, Carrie Hillyard, Mark Gill and Dr. Mark Harvey are the partners of CM Capital Investments Pty Ltd and hold voting investment power with respect to these shares. The address for CM Capital is Level 9, 545 Queen Street, Brisbane QLD 4000, Australia.

(4)
Based upon Schedule 13G filed with the SEC on February 23, 2012. The address for the filing person is 767 Third Avenue, 21st Floor, New York, NY 10017. Straus Asset Management, L.L.C. reported shared voting and shared investment power with respect to 653,057 shares of our common stock. Straus Healthcare Partners, L.P. reported shared voting and shared investment power with respect to 367,154 shares of our common stock. Melville Straus reported shared voting and shared investment power with respect to 653,057 shares of our common stock.

(5)
Based upon share registry provided to us by our transfer agent, Link Market Services Limited. Includes 93,750 shares subject to outstanding warrants. Jérôme G.P Fund, Director and CEO of Sectoral Asset Management holds investment and voting power over these shares as investment manager for New Emerging Medical Opportunities Fund LP. The address for New Emerging Medical Opportunities Fund LP is 1000 Sherbrooke St. West, #2120, Montreal, QC Canada H3A 3G4.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our executive officers and directors to file initial reports of ownership of our securities and reports of changes in ownership with the SEC. Our directors and officers were not subject to Section 16(a) of the Exchange Act for our fiscal year ended December 31, 2011, so there were no such filings made during our most recent fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

        The board members who served on our Compensation Committee (formerly named the Remuneration and Nomination Committee) during the fiscal year ended December 31, 2011 were Dr. Geoffrey Brooke, Paul Buckman, Nicholas Callinan and Dr. Mark Harvey. During the fiscal year ended December 31, 2011, no person who served as a member of our Compensation Committee was, during such period, an officer or employee of our company, or has ever been one of our officers, and no such person had any transaction with us required to be disclosed in "Certain Relationships and Related Transactions—Related Party" below. During the fiscal year ended December 31, 2011, (i) none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served on our Compensation Committee; (ii) none of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee; and (iii) none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served as one of our directors.

Related Party Transactions

        Since the beginning of our last fiscal year, we have entered into the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates of our directors, executive officers and five percent stockholders:

        In February 2012, we sold 62,500 shares of our common stock and warrants to purchase 18,750 shares of our common stock to Funds affiliated with Straus & Partners for an aggregate purchase price of A$500,000 as part of the February Private Placement. Funds affiliated with Straus & Partners beneficially own more than 5% of our common stock.

        In September 2011, we sold 14,375 shares of our common stock and warrants to purchase shares of our common stock to Jeffrey Mathiesen, our Chief Financial Officer, at the price of A$8.00 per unit as part of a private placement.

        In September 2011, we sold 125,000 shares of our common stock and warrants to purchase shares of our common stock to funds affiliated with CM Capital at the price of A$8.00 per unit as part of a private placement. Funds affiliated with CM Capital beneficially own more than 5% of our common stock and Dr. Mark Harvey, one of our directors, is a partner of CM Capital.

        In August 2011, we entered into indemnification agreements with each of our directors and executive officers that provide, in general, that we will indemnify them to the fullest extent permitted by law in connection with their service to us or on our behalf.

        We are party to an agreement with WSP Trading Limited pursuant to which WSP Trading Limited performs technical and medical advisory services for us and we pay WSP A$283,272 annually effective as of January 1, 2012. This agreement requires that Dr. William Peters serve as our Medical Director and Chief Technical Officer. We make payments to WSP rather than to Dr. Peters directly for Dr. Peters' services to our company as Medical Director and Chief Technical Officer. Dr. Peters is a director of our company and WSP, and Dr. Peters owns all of the equity of WSP.

 PROPOSAL 2—APPROVAL OF ISSUANCE OF COMMON STOCK IN A PUBLIC OFFERING WITH RELATED PRE-EMPTIVE RIGHTS

Description of the Transaction

        We are planning to conduct an underwritten public offering to sell shares of our common stock for cash and we filed a registration statement on Form S-1 registering shares of common stock on July 17, 2012 U.S. Central Daylight Time (July 18, 2012 Australian Eastern Standard Time). As part of the public offering, we intend to grant the underwriters an option to purchase up to an additional 15% of the shares sold in the offering, which the underwriters may exercise solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares. In addition, pursuant to Rule 462(b) under the Securities Act, we are permitted to file an immediately effective registration statement prior to confirming orders in connection with this public offering, to increase the size of this public offering by an amount equal to 20% of the number of securities sold in the offering plus the amount of the over-allotment option (which we refer to as the potential 20% upsizing). If any additional shares of common stock are purchased pursuant to the over-allotment option or the potential 20% upsizing, the underwriters will offer the additional shares on the same terms as those on which the shares are being offered. Pursuant to a Securities Purchase Agreement (the "February SPA"), dated February 8, 2012, between us and Straus Healthcare Partners, L.P., Iguana Healthcare Master Fund LP, Crossover Healthcare Fund LLC and Samuel Herschkowitz (collectively, the "SPA Stockholders"), the SPA Stockholders have a pre-emptive right to purchase equity securities we offer through the first anniversary of the closing of the transactions contemplated by the February SPA. Prior to offering any equity securities during this time, or within 30 days after the closing of any sale of these securities, we must offer to issue to the SPA Stockholders, on the terms we are offering the securities to third parties, an aggregate of 25% of the securities we are offering. The number of offered securities that each SPA Stockholder will have a right to subscribe for will be based on the SPA Stockholder's pro rata portion of the aggregate number of shares of common stock purchased under the February SPA by all SPA Stockholders. In accordance with the February SPA, within 30 days after the closing of the public offering, we plan to offer to sell to the SPA Stockholders shares of common stock such that the amount offered to the SPA Stockholders will equal an aggregate of 25% of the number of shares sold in the public offering plus the number of shares offered under these related pre-emptive rights.

        The issue price for shares sold in the public offering will be determined by negotiations between us and the underwriters and will be based on, among other factors, our past and present operating results, recent prices for shares of our common stock on the Nasdaq Capital Market and of our CDIs on the ASX, our future prospects and those of the medical device industry in general, general market and economic conditions, regulatory milestones achieved in our clinical trials, and certain financial and operating information of companies engaged in activities similar to ours. Any sales we make pursuant to the pre-emptive rights granted under the February SPA as a result of the public offering will be at the same price as the shares sold in the public offering. We are seeking the approval of our stockholders to issue up to an aggregate of 10,000,000 shares of our common stock in the public offering (including the over-allotment option and potential 20% upsize) and in connection with any related exercise of pre-emptive rights by the SPA Stockholders.

Australian Securities Exchange Listing Rules

        We are subject to the ASX Listing Rules because our common stock trades on the ASX under the symbol "SHC" in the form of CDIs. ASX Listing Rule 7.1 provides that the prior approval of our stockholders is required for an issue of equity securities if the securities will, when aggregated with the securities issued by us during the previous 12 months, exceed 15% of the number of securities issued and outstanding at the commencement of that 12-month period.

        Due to the significant resources needed to conduct a pivotal trial and to commercialize a medical device in the United States and elsewhere, we anticipate that the number of shares of common stock we will issue in the public offering and under the related pre-emptive rights will be greater than 15% of our shares of common stock issued and outstanding 12 months prior to the date of the agreement to issue the shares. We therefore are seeking prior stockholder approval for the public offering and any subsequent issuances required to comply with the pre-emptive rights under the February SPA to maintain compliance with ASX Listing Rule 7.1.

        As required by ASX Listing Rule 7.1, and in addition to the information set forth above, we disclose the following:

          (1)   The maximum number of new shares to be issued under the proposal is 10,000,000 shares of common stock (equivalent to 2,000,000,000 CDIs) (including new shares that may be sold pursuant to an over-allotment option granted by the company to the underwriters for the offering, the potential 20% upsizing and any subsequent issuances required to comply with the pre-emptive rights under the February SPA). Further information regarding the over-allotment option is set out in our registration statement on Form S-1 under the Securities Act with respect to the offering and filed with ASX and the SEC on July 17, 2012 U.S. Central Daylight Time (July 18, 2012 Australian Eastern Standard Time). A copy is available on ASX's website at www.asx.com.au and the SEC's website at www.sec.gov.

          (2)   The issue price of the shares issued under the offering (including any shares that may be sold pursuant to the over-allotment option and the potential 20% upsizing) will be at least 80% of the average price of our common stock calculated over the last five days of sales on the Nasdaq Capital Market before the effective date of our registration statement on Form S-1 filed with the SEC. The same issue price will be used for any shares issued to comply with the pre-emptive rights and a further registration statement on Form S-1 may be filed with the SEC relating to these shares. The issue price is the resale price to investors, rather than the initial price to the underwriters. As is customary in public offerings in the United States, the shares are initially purchased by the underwriters and resold to investors, with the difference representing the underwriters' fee. This is a different practice to that in Australia where the underwriting fee is typically paid in cash from proceeds of the offering.

          (3)   If approved, the new shares issued in the public offering including the over-allotment option and the potential 20% upsizing are expected to be allocated following completion of the "roadshow" for the offering to be conducted by Sunshine Heart and the underwriters for the offering. The shares issued in the public offering are expected to be issued three business days after the price for the offering is established (or four business days after pricing if pricing occurs after 4:00 p.m. U.S. Eastern Time). The new shares, if any, issued pursuant to the pre-emptive rights granted to SPA Stockholders under the February SPA will be issued in accordance with the terms of the February SPA. If the SPA Stockholders elect to exercise their pre-emptive rights, we anticipate delivery of the shares will be made to them promptly following their execution of a purchase agreement relating to such purchase. In no event will the shares that are the subject of this proposal be allocated and issued later than three months after the date of the annual meeting or such later date as approved by ASX.

          (4)   We anticipate that the net proceeds we will generate from the base public offering (excluding the over-allotment option and the potential 20% upsizing), after deducting estimated underwriting discounts and estimated offering expenses, will be approximately $25.0 million. In addition to the anticipated $25.0 million from the base offering, the net proceeds (if any) we will generate from the over-allotment option and the potential 20% upsizing, each after deducting underwriting discounts and estimated offering expenses and the pre-emptive rights (assuming all are exercised), will be approximately $3.5 million, $5.3 million and $10.7 million, respectively. Although we are requesting stockholder approval to issue up to 10,000,000 shares of common stock, based on an assumed "price to the public" in the public offering equal to the closing price per share of our common stock on July 20, 2012, we anticipate we would issue approximately 2,713,350 shares in the base public offering, an additional 407,003 shares for the over-allotment option and 624,071 shares for the potential 20% upsizing. We cannot determine as of the date of this proxy statement how many shares, if any, the SPA Stockholders will purchase pursuant to their rights under the February SPA. We intend to use approximately $300,000 of the net proceeds from the public offering and any related issuances required by the February SPA pre-emptive rights to repay indebtedness to Faegre Baker Daniels LLP, our outside legal counsel, and the remainder of the net proceeds to fund our pivotal clinical trial and for general corporate purposes. General corporate purposes may include providing working capital and funding capital expenditures and research and development. The actual net proceeds from the public offering and any related issuances required by the February SPA pre-emptive rights will be based on numerous factors that cannot be determined with certainty at this time, including the offering price, the number of shares to be sold, the discounts or commissions payable to the underwriters, our fees and expenses payable to our advisors in connection with the offering and the degree to which the SPA Stockholders exercise their pre-emptive rights.

          (5)   Further discussion regarding the use of proceeds from the public offering the over-allotment option, the potential 20% upsizing and the pre-emptive rights (if any) is set forth in our registration statement filed on Form S-1, which will be available on the ASX website.

          (6)   The shares in the public offering and the over-allotment option and the 20% upsizing (if any) initially will be sold to the underwriters for the offering, which are expected to be Canaccord Genuity, Lazard Capital Markets, Cowen & Company, Craig-Hallum Capital Group, and Northland Capital Markets. The shares sold to the underwriters will be allocated to the public in countries other than Australia at the underwriters' discretion, and may also, at the underwriters' discretion, be allocated and sold to institutional and professional investors outside of the United States, including to Australian professional and sophisticated investors, provided we are satisfied that it would be lawful to make such an offer in the relevant jurisdiction. The identity of investors in the public offering is not known at this time.

          The shares, if any, issued pursuant to the pre-emptive rights granted to the SPA Stockholders will be issued in accordance with the terms of the February SPA, which requires us to offer the SPA Stockholders an aggregate of 25% of the number of shares sold in the public offering plus the number of shares offered under these related pre-emptive rights, with the number of shares each SPA Stockholder will have a right to subscribe for being based on the SPA Stockholder's pro rata portion of the aggregate number of shares purchased under the February SPA by all SPA Stockholders. We cannot determine as of the date of this proxy statement how many shares, if any, the SPA Stockholders will purchase pursuant to these pre-emptive rights.

          (7)   The shares of common stock to be issued in the public offering and the over-allotment option and the 20% upsizing (if any) and any related issuances required by the February SPA pre-emptive rights will have the same rights and preferences as all other outstanding shares we have previously issued, as such terms are summarized below under the section captioned "Description of Our Common Stock."

          (8)   We intend to issue the new shares issued in the public offering and the 20% upsizing (if any) in one allotment, except for new shares that may be sold pursuant to the over-allotment option granted by the company to the underwriters. The shares subject to the over-allotment option may be issued at any time in a 30-day period following our entry into the underwriting agreement with the representative of the underwriters, and the underwriters may only exercise this option once.

          We intend to issue any shares required to comply with our obligations under the February SPA in one allotment, unless a second issuance is required to comply with our obligations under the February SPA in connection with the underwriters' exercise of their over-allotment option granted in connection with the public offering. We intend to offer the SPA Stockholders their pre-emptive rights promptly after the closing of the public offering, and the SPA Stockholders will have 20 days from the date of receipt of our offer notice to elect to exercise their pre-emptive rights under the February SPA. Any closing pursuant to the February SPA must occur within 60 days of the purchasers' receipt of our offer notice.

          (9)   The voting exclusion statement regarding this proposal is set forth on page 1 of this proxy statement.

Nasdaq Listing Rules

        We are subject to the rules and regulations of The Nasdaq Stock Market because our common stock is listed on the Nasdaq Capital Market. Nasdaq Listing Rule 5635 sets forth certain circumstances under which stockholder approval is required prior to an issuance of securities. One circumstance under which stockholder approval is required is in connection with the issuance or potential issuance by us of common stock equal to 20% or more of our common stock outstanding before the issuance for less than the greater of book or market value of the stock in an offering that is not a public offering. We expect the proposed public offering in which we plan to issue shares of our common stock will exceed this 20% threshold and be priced at a discount to the greater of the book or market value of the stock. While we also expect the public offering (including the over-allotment option and the potential 20% upsizing) will qualify as a "public offering" for purposes of Nasdaq Listing Rule 5635, we nonetheless are seeking stockholder approval of the issuance of shares in the offering for purposes of Nasdaq Listing Rule 5635(d). Any shares we issue pursuant to the pre-emptive rights granted under the February SPA will not involve a public offering. While we currently do not anticipate that the shares we issue pursuant to any exercise of these pre-emptive rights will exceed the 20% threshold mentioned above, we are seeking this stockholder approval for this issuance.

Consequences if Stockholders Approve the Issuance of Shares

        If our stockholders approve the issuance of shares at the annual meeting, we plan to complete the public offering and any related issuances required to comply with the February SPA. This could result in dilution for our existing stockholders and result in (or increase the likelihood that we experience) an "ownership change" in the future. As a result, issuances or sales of our common stock in the future, or certain other direct or indirect changes in ownership, could result in an "ownership change" under Section 382 of the Code. If an "ownership change" were to occur, then we could realize a permanent loss of a significant portion of our U.S. federal and state deferred tax assets. As of December 31, 2011, we had U.S. net operating loss ("NOL") carryforwards of approximately $14.6 million for U.S. income tax purposes, which expire in 2023 through 2031. The amount of the permanent loss would depend on the size of the annual limitation and the remaining carryforward period. As of December 31, 2011, we had tax losses in the Commonwealth of Australia of approximately $54.1 million. Continuing utilization of carryforward tax losses in Australia also may be affected by the issuance of our common stock under the public offering (if approved), any related issuances required to comply with the pre-emptive right under the February SPA and in the future. This is because one test for carrying forward tax losses in Australia from year to year requires continuity of ultimate ownership (subject to the relevant tests in the Australian tax law) of more than 50% between the loss year and the income year in which the loss is claimed. (If the "continuity of ownership test" is failed, a loss may still be claimed under Australian tax law if the "same business test" is satisfied.) If the relevant loss tests were failed under Australian tax law or Section 382 of the Code, any future income we generate could be subject to U.S. or Australian federal income tax earlier than it would if we were able to use NOL carryforwards or Australian carryforward losses. The imposition of income tax in the United States or Australia could result in lower profits and adversely affect our financial condition.

Consequences if Stockholders Do Not Approve the Issuance of Shares

        If our stockholders do not approve this Proposal 2, we will not be able to sell in the proposed public offering and any related issuances required to comply with the February SPA a number of shares that exceeds 15% of our shares of common stock issued and outstanding 12 months prior to the date of issue or agreement to issue shares in the offering to maintain compliance with ASX Listing Rule 7.1. If we are not able issue a number of shares in a public offering in excess of the limitation imposed by ASX Listing Rule 7.1 for issuances without stockholder approval, we believe the public offering would not be sufficiently large to attract investors. If we cannot raise additional capital through an offering of our securities in excess of the limitation imposed by ASX Listing Rule 7.1, our liquidity and financial position could be materially and adversely affected. If our liquidity and financial position are so affected, we may need to reduce our operations, seek additional capital through debt financing or cease to operate as a going concern. We cannot assure you that we would be able to reduce our operations in a manner that would allow us avoid a liquidation of the company. We also cannot assure you that we would have access to debt financing. If we are able to raise additional funding through debt, we may be required grant a security interest in all or substantially all of our assets and to accept terms that restrict our ability to incur additional indebtedness, force us to maintain specified liquidity or other ratios, or restrict our ability to pay dividends or make acquisitions and require us to use our cash for debt service rather than our operations. If we are unable to secure additional funding, our product development programs and our commercialization efforts would be delayed, reduced or eliminated. Any of the foregoing potential results of could cause the value of our stock to decrease significantly.

        Our board of directors recommends a vote FOR the approval of the issuance of common stock.

 DESCRIPTION OF OUR COMMON STOCK

Common Stock

        Our common stock is listed on the Nasdaq Capital Market under the symbol of "SSH." Our shares of common stock in the form of CDIs are listed on the ASX under the symbol "SHC." We are authorized to issue up to 100,000,000 shares of common stock, par value of $0.0001 per share. As of July 20, 2012, we had 6,277,538 shares of common stock (equivalent to 1,255,507,600 CDIs) issued and outstanding, which were held by 31 stockholders of record. Our common stock is our only class of capital stock outstanding.

        Holders of our common stock are entitled to receive dividends when and as declared by our board of directors out of funds legally available.

        Holders of our common stock are entitled to one vote for each share on each matter properly submitted to our stockholders for their vote; provided however, that except as otherwise required by law, holders of our common stock will not be entitled to vote on any amendment to our certificate of incorporation (including any certificate of designation filed with respect to any series of preferred stock) that relates solely to the terms of a series of outstanding preferred stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to our certificate of incorporation (including any certificate of designation filed with respect to any series of preferred stock).

        Subject to the voting restrictions described above, holders of our common stock may adopt, amend or repeal our bylaws and/or alter certain provisions of our certificate of incorporation with the affirmative vote of the stockholders holding at least 66 2/3% of the voting power of all of the then-outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class, in addition to any vote of the holders of a class or series of our stock required by law or our certificate of incorporation. The certain provisions of our certificate of incorporation that may be altered only by the super-majority vote described above relate to:

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  the number of directors on our board of directors, the classification of our board of directors and the term of the members of our board of directors;

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  the limitations on removal of any of our directors;

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  the ability of our directors to fill any vacancy on our board of directors by the affirmative vote of a majority of the directors then in office under certain circumstances;

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  the ability of our board of directors to adopt, amend or repeal our bylaws and the super-majority vote of our stockholders required to adopt, amend or repeal our bylaws;

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  the limitation on action of our stockholders by written action;

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  the choice of forum provision;

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  the limitations on director liability and indemnification; and

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  the super-majority voting requirement to amend our certificate of incorporation described above.

        Holders of our common stock do not have any conversion, redemption or pre-emptive rights pursuant to our organizational documents. Pursuant to the February SPA between us and the SPA Stockholders, the SPA Stockholders have a contractual pre-emptive right to purchase equity, equity based and related securities, convertible securities, debt, preferred stock or purchase rights we offer, subject to customary exclusions, through the first anniversary of the closing of the transactions contemplated by the February SPA.

        In the event of our dissolution, liquidation or winding up, holders of our common stock are entitled to share ratably in any assets remaining after the satisfaction in full of the prior rights of creditors and the aggregate of any liquidation preference pursuant to the terms of any certificate of designation filed with respect to any series of preferred stock. The rights, preferences, and privileges of the holders of our common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that we may designate and issue in the future.

        The foregoing description of our common stock is a summary only and is qualified in its entirety by reference to our certificate of incorporation and bylaws, both of which are filed as exhibits to our most recent Form 10-K filed with the SEC and which are available at the SEC's website at www.sec.gov.

        All outstanding shares of our common stock are fully paid and non-assessable.

CDIs

        In order for our shares of common stock in the form of CDIs to trade electronically on the ASX, we participate in the electronic transfer system known as the Clearing House Electronic Subregister System, or CHESS, operated by ASX Settlement Pty Limited, or ASX Settlement. ASX Settlement provides settlement services for ASX markets to assist participants and issuers to understand the operation of the rules and procedures governing settlement facilities. The ASX Settlement Operating Rules form part of the overall listing and market rules which we are required to comply with as an entity listed on ASX.

        CHESS is an electronic system which manages the settlement of transactions executed on ASX and facilitates the paperless transfer of legal title to ASX quoted securities. CHESS cannot be used directly for the transfer of securities of companies domiciled in certain jurisdictions outside of Australia, such as the U.S. Accordingly, to enable our shares of common stock to be cleared and settled electronically through CHESS, we have issued and will continue to issue depositary interests called CDIs.

        CDIs confer the beneficial ownership in the shares of common stock on the CDI holder, with the legal title to such shares held by CHESS Depositary Nominees Pty Ltd, a wholly-owned subsidiary of ASX, to act as our Australian depositary and issue CDIs. Every 200 CDIs represents beneficial ownership of one share of our common stock.

        A holder of CDIs who does not wish to have their trades settled in CDIs may request that their CDIs be converted into shares of common stock, in which case legal title to the shares of common stock will be transferred to the CDI holder and stock certificates representing the shares of common stock will be issued. If thereafter the holder wishes to sell their investment on ASX, it will be necessary for them to convert their shares of common stock back into CDIs.

Anti-Takeover Effects of Certain Provisions of Delaware Law and Our Certificate of Incorporation and Bylaws

Certificate of Incorporation and Bylaws

        Certain provisions of our certificate of incorporation and bylaws may be considered as having an anti-takeover effect, such as those provisions:

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  providing for our board of directors to be divided into three classes with staggered three-year terms, with only one class of directors being elected at each annual meeting of our stockholders and the other classes continuing for the remainder of their respective three-year terms;

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  authorizing our board of directors to issue from time to time any series of preferred stock and fix the voting powers, designation, powers, preferences and rights of the shares of such series of preferred stock;

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  prohibiting stockholders from acting by written consent in lieu of a meeting;

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  requiring advance notice of stockholder intention to put forth director nominees or bring up other business at a stockholders' meeting;

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  prohibiting stockholders from calling a special meeting of stockholders;

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  requiring a 66 2/3% super-majority stockholder approval in order for stockholders to alter, amend or repeal certain provisions of our certificate of incorporation;

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  requiring a 66 2/3% super-majority stockholder approval in order for stockholders to adopt, amend or repeal our bylaws;

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  providing that, subject to the rights of the holders of any series of preferred stock to elect additional directors under specified circumstances, neither the board of directors nor any individual director may be removed without cause;

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  creating the possibility that our board of directors could prevent a coercive takeover of our company due to the significant amount of authorized, but unissued shares of our common stock and preferred stock;

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  providing that, subject to the rights of the holders of any series of preferred stock, the number of directors shall be fixed from time to time exclusively by our board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors; and

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  providing that any vacancies on our board of directors under certain circumstances will be filled only by a majority of our board of directors then in office, even less than a quorum, and not by the stockholders.

Delaware Law

        We are also subject to Section 203 of the Delaware General Corporation Law, which in general prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

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  prior to that date, our board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

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  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (but not the outstanding voting stock owned by the interested stockholder)

    those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

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  on or subsequent to that date, the business combination is approved by our board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

        In general, Section 203 defines an interested stockholder as an entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

        The above-summarized provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could make it more difficult to acquire us by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. These provisions are expected to discourage certain types of coercive takeover practices and takeover bids that our board of directors may consider inadequate and to encourage persons seeking to acquire control of us to first negotiate with our board of directors. We believe that the benefits of increased protection of our ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in an improvement of their terms.

Pre-emptive Right Pursuant to Securities Purchase Agreement

        Pursuant to the February SPA between us and the SPA Stockholders the SPA Stockholders have a contractual pre-emptive right to purchase equity, equity based and related securities, convertible securities, debt, preferred stock or purchase rights we offer, subject to customary exclusions, through the first anniversary of the closing of the transactions contemplated by the February SPA. Prior to offering any of these securities during this period, or within 30 days after the closing of any sale of these securities, we must offer to issue to the SPA Stockholders, on the terms we are offering the securities to third parties, an aggregate of 25% of the securities we are offering. The number of offered securities that each SPA Stockholder will have a right to subscribe for will be based on the SPA Stockholder's pro rata portion of the aggregate number of common shares purchased under the February SPA by all SPA Stockholders. If an SPA Stockholder fails to purchase its pro rata share of the securities subject to the pre-emptive right, then that SPA Stockholder will no longer have pre-emptive rights pursuant to the February SPA for any subsequent placement of our securities. The pre-emptive right provided by the February SPA is subject to certain customary exceptions, including for securities issued pursuant to convertible securities issued prior to the date of the February SPA, securities issued pursuant to certain commercial arrangements and securities issued under our Amended and Restated 2002 Stock Plan and our Amended and Restated 2011 Equity Incentive Plan.

Choice of Forum

        Our certificate of incorporation provides that, unless we consent in writing otherwise, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for any (i) derivative action or proceeding brought on our behalf; (ii) action asserting a breach of fiduciary duty owed by any of our directors, officers or other employees or any of our stockholders; (iii) action asserting a claim pursuant to the Delaware General Corporation Law; or (iv) action asserting a claim that is governed by the internal affairs doctrine.

 FINANCIAL INFORMATION

        The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and related notes appearing in elsewhere in this proxy statement. Our actual results could differ materially from those anticipated in the forward-looking statements included in this discussion as a result of certain factors, including, but not limited to, those discussed in "Special Note Regarding Forward-Looking Statements" included in this proxy statement.

Financial Statements

        The financial statements and notes thereto required to be included in this proxy statement can be found beginning on page F-1.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Overview

        We are an early-stage medical device company focused on developing, manufacturing and commercializing our C-Pulse System for treatment of Class III and ambulatory Class IV heart failure. The C-Pulse System utilizes the scientific principles of intra-aortic balloon counter-pulsation applied in an extra-aortic approach to assist the left ventricle by reducing the workload required to pump blood throughout the body, while increasing blood flow to the coronary arteries.

        We are in the process of pursuing regulatory approvals necessary to sell our system in the United States and Europe. We completed enrollment of our North American feasibility clinical trial in the first half of 2011. In November 2011, we announced the preliminary results of the six-month follow-up period for the feasibility study and we submitted the clinical data to the FDA. In March 2012, the FDA notified us that it completed its review of the C-Pulse System feasibility trial data, concluded we met the applicable agency requirements and indicated that we can move forward with an IDE application. We expect to submit an IDE application to the FDA in the second half of 2012 for approval to initiate our pivotal trial. We expect to complete enrollment of our pivotal trial by the end of 2015 and do not anticipate marketing our system in the United States before 2017.

        We obtained CE Mark approval for the C-Pulse System in July 2012 and have taken initial steps to evaluate the potential market for our system in targeted countries in Europe in anticipation of commencing commercial sales. In order to gain additional clinical data and support reimbursement in Europe, we also expect to initiate a post-market trial in Europe that will evaluate endpoints similar to those for our U.S. pivotal trial.

Critical Accounting Policies and Estimates

        Revenue Recognition:    We recognize revenue when (i) persuasive evidence of a customer arrangement exists; (ii) the price is fixed or determinable and free of contingencies or uncertainties; (iii) collectability is reasonably assured; and (iv) product delivery has occurred, which is when product title transfers to the customer, or services have been rendered. Sales are not conditional based on customer acceptance provisions or installation obligations. Our C-Pulse System is not approved for commercial sale. Our revenue consists solely of sales of the C-Pulse System to hospitals and clinics pursuant to research arrangements and with appropriate regulatory approvals for sales in conjunction with our feasibility clinical trial. For clinical trial implant revenue, the product title generally transfers on the date the system is implanted. We do not charge hospitals and clinics for shipping. We expense shipping costs at the time we report the related revenue and record such costs in cost of sales.

        Foreign Currency Translation and Transactions:    Foreign denominated monetary assets and liabilities are translated at the rate of exchange prevailing at the balance sheet date. Results of operations are translated using the average rates prevailing during the reporting period. Our Australian subsidiary's functional currency is the Australian Dollar. Translation adjustments result from translating the subsidiary's financial statements into our reporting currency, the U.S. Dollar. The translation adjustment has not been included in determining our net loss, but has been reported separately and is accumulated in a separate component of equity.

        Effective January 1, 2011, we concluded that the functional currency of our U.S.-based parent company is the U.S. Dollar. We have concluded that the functional currency of the Australian subsidiary remains the Australian Dollar.

        Comprehensive Income (Loss):    The components of comprehensive income (loss) include net income (loss) and the effects of foreign currency translation adjustments.

        Stock-Based Compensation:    We recognize all share-based payments, including grants of stock options in the income statement as an operating expense based on their fair value over the requisite service period.

        We compute the estimated fair values of stock options using the Black-Scholes option pricing model. No tax benefit has been recorded due to the full valuation allowance on deferred tax assets that we have recorded.

        Stock-based compensation expense is based on awards ultimately expected to vest and is reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

        Equity instruments issued to non-employees, and for services and goods, are shares of our common stock, warrants or options to purchase shares of our common stock. These shares, warrants or options are either fully-vested and exercisable at the date of grant or vest over a certain period during which services are provided. We expense the fair market value of these securities over the period in which the related services are received.

        Going Concern:    Our financial statements have been prepared and presented on a basis assuming we continue as a going concern.

        During the years ended December 31, 2011 and 2010 and through March 31, 2012, we incurred losses from operations and net cash outflows from operating activities as disclosed in the consolidated statements of operations and cash flows, respectively.

        Our ability to continue as a going concern is dependent on our ability to raise additional capital as and when required. Our directors, after due consideration, believe that we will be able to raise new equity capital as required to fund our business plan. Should our future efforts to raise capital not be successful, we may not be able to continue as a going concern. Furthermore, our ability to continue as a going concern is subject to our ability to develop and successfully commercialize our C-Pulse System being developed. If we are unable to obtain such funding of an amount and on a timeline necessary to meet our future operational plans, or to successfully commercialize our intellectual property, we may be unable to continue as a going concern. No adjustments have been made relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should we not continue as a going concern.

Internal Controls and Procedures

        Our independent registered public accounting firm is not yet required to formally attest to the effectiveness of our internal control over financial reporting, and will not be required to do so for as long as we are an "emerging growth company" pursuant to the provisions of the JOBS Act.

Recent Accounting Pronouncements

        In May 2011, the FASB issued an update to accounting guidance for improved fair value measurement and disclosures. The update represents converged guidance between U.S. GAAP and IFRS, resulting in common requirements for measuring fair value and for disclosing information about fair value measurements. This new guidance was effective for our fiscal year beginning January 1, 2012 and the adoption of this guidance did not have an impact on our financial position, results of operations or cash flows.

        In June 2011, the FASB issued amended disclosure requirements for the presentation of comprehensive income. The amended guidance eliminates the option to present components of other comprehensive income ("OCI") as part of the statement of changes in equity. Under the amended guidance, all changes in OCI are to be presented either in a single continuous statement of comprehensive income or in two separate but consecutive financial statements. We adopted these changes effective January 1, 2012 and applied them retrospectively for all periods presented. There was no impact to our consolidated results as the amendments related only to changes in financial presentation.

Financial Overview

        We are an early-stage medical device company focused on developing, manufacturing and commercializing our C-Pulse System for treatment of Class III and ambulatory Class IV heart failure. Our activities since inception have consisted principally of raising capital, performing research and development and conducting preclinical and clinical trials. At March 31, 2012, we had an accumulated deficit of $69.3 million and we expect to incur losses for the foreseeable future. To date, we have been funded by private and public equity financings. Although we believe that we will be able to successfully fund our operations, there can be no assurance that we will be able to do so or that we will ever operate profitably.

Results of Operations

Comparison of Three Months Ended March 31, 2012 to Three Months Ended March 31, 2011

  Revenue

Three Months Ended March 31, 2012	Three Months Ended March 31, 2011	Increase (Decrease)	% Change
$—	$—	$—	N/A

        Sales of the C-Pulse System to hospitals and clinics pursuant to research arrangements and with appropriate regulatory approvals for sales in conjunction with our feasibility clinical trial historically have generated our revenue. We did not sell our C-Pulse Heart System device in the three month periods ended March 31, 2012 or 2011, because we completed enrollment in our feasibility trial in early 2011 and have not yet commenced enrollment in our pivotal clinical trial. We expect our revenue will be minimal until we begin enrolling patients in our pivotal clinical trial and initiate trials in select countries in Europe, both expected to commence during 2012.

  Research and Development Expense

Three Months Ended March 31, 2012	Three Months Ended March 31, 2011	Increase (Decrease)	% Change
$2,166,000	$2,292,000	$(126,000)	(5.5)%

        Our decrease in research and development expense for the first quarter 2012 compared to the prior year's period was primarily caused by the timing of certain outsourced development activities related to our C-Pulse System year to year. We expect our research and development expense will increase in the second half of 2012 as we add personnel to support our pivotal clinical trial and pursue our development efforts.

  Selling, General and Administrative Expense

Three Months Ended March 31, 2012	Three Months Ended March 31, 2011	Increase (Decrease)	% Change
$1,940,000	$642,000	$1,298,000	202.2%

        Our increase in selling, general and administrative expense for the three months ended March 31, 2012 compared to the prior year was primarily caused by increased stock-based compensation expense resulting from current-year stock option grants, and increased professional fees and personnel costs as we developed our infrastructure and prepared for our Nasdaq listing completed in February 2012, the change in timing of year end audit fees in conjunction with the change in our fiscal year end from June 30 to December 31 and preparation for European trials expected to commence during 2012. We expect our selling, general and administrative expense will continue to be above comparable prior year period levels in future periods as a result of the infrastructure recently put in place to support our growth.

  Interest Income

Three Months Ended March 31, 2012	Three Months Ended March 31, 2011	Increase (Decrease)	% Change
$25,000	$117,000	$(92,000)	(78.6)%

        Our decrease in interest income for the first quarter 2012 compared to the prior year was primarily caused by lower average cash balances during the first quarter of 2012 as compared to 2011.

Comparison of Year Ended December 31, 2011 to Year Ended December 31, 2010

  Revenue

Year Ended December 31, 2011	Year Ended December 31, 2010	Increase (Decrease)	% Change
$—	$407,000	$(407,000)	N/A

        Our decrease in revenue for the year ended December 31, 2011 compared to the prior year was primarily caused by completion of enrollment in our feasibility clinical trial in March 2011, after which we had no reimbursable implants. Our revenue during the year ended December 31, 2010 consisted solely of sales of the C-Pulse System to hospitals and clinics pursuant to research arrangements and with appropriate regulatory approvals for sales in conjunction with our feasibility clinical trial.

  Research and Development Expense

Year Ended December 31, 2011	Year Ended December 31, 2010	Increase (Decrease)	% Change
$11,199,000	$6,229,000	$4,970,000	79.8%

        Our increase in research and development expense for the year ended December 31, 2011 compared to the prior year was primarily caused by increased development activities related to our C-Pulse System and the accelerated development of a fully implantable model. We also increased regulatory and clinical personnel to support the completion of our feasibility clinical trial and to prepare for our pivotal clinical trial.

  Selling, General and Administrative Expense

Year Ended December 31, 2011	Year Ended December 31, 2010	Increase (Decrease)	% Change
$5,363,000	$2,598,000	$2,765,000	106.4%

        Our increase in selling, general and administrative expense for the year ended December 31, 2011 compared to the prior year was primarily caused by increased stock-based compensation expense resulting from 2011 stock option grants, and increased professional fees and personnel costs as we developed our infrastructure and prepared for our pivotal clinical and Nasdaq listing.

  Interest Income

Year Ended December 31, 2011	Year Ended December 31, 2010	Increase (Decrease)	% Change
$251,000	$150,000	$101,000	67.3%

        Our increase in other income for the year ended December 31, 2011 compared to the prior year was primarily caused by increased interest income earned from our increased average cash balances following the completion of our financings in late 2010 and mid-2011.

  Income Tax Benefit

Year Ended December 31, 2011	Year Ended December 31, 2010	Increase (Decrease)	% Change
$(115,000)	$(670,000)	$(555,000)	82.8%

        Our tax income benefit for the year ended December 31, 2011 resulted from a research and development credit in the state of Minnesota for our tax year ended June 30, 2011. Our income tax benefit for the year ended December 31, 2010 resulted from a research and development tax credit in Australia. We completed our Australian tax return for the period ended June 30, 2011 in the second quarter of 2012 and received a $730,000 research and development tax credit refund during the quarter, which will be reported in our 2012 second quarter operating results. Assuming no further changes to the applicable Australian law for research and development tax credits, we expect to receive tax refunds in the future in amounts that vary based on research and development expenditures in Australia.

Liquidity and Capital Resources

Sources of Liquidity

        We have funded our operations primarily through a series of equity issuances, including the issuance of common shares in the form of CDIs for net proceeds of $7.6 million in 2011, $11.9 million in 2010 and $2.1 million in the three months ended March 31, 2012. As of March 31, 2012 and December 31, 2011 and 2010, cash and cash equivalents were $3.8 million, $6.6 million, and $12.4 million, respectively.

        We believe, based on our current operating plan, that the net proceeds from this offering, together with our cash balances, cash generated from our clinical trial and interest income, will be sufficient to meet our anticipated cash requirements through at least the next 12 months. From time to time we may seek to sell additional equity or convertible debt securities or enter into credit facilities. The sale of additional equity or convertible debt securities may result in dilution to our stockholders. If we raise additional funds through the issuance of convertible debt or enter into credit facilities, these securities and debt holders could have rights senior to those of our common stock, and this debt could contain covenants that would restrict our operations and would require us to use cash for debt service rather than our operations. We may require additional capital beyond our currently forecasted amounts. Although we have successfully financed our operations through the issuance of common stock and warrants to date, any such required additional capital may not be available to us on acceptable terms, or at all.

Cash Flows from Operating Activities

        Net cash used in operating activities was $13.1 million in 2011, $7.2 million in 2010, and $4.8 million and $2.8 million in the three months ended March 31, 2012 and 2011, respectively. The net cash used in each of these periods primarily reflects the net loss for those periods, offset in part by depreciation, non-cash, stock-based compensation and the effects of changes in operating assets and liabilities.

Cash Flows from Investing Activities

        Net cash used in investing activities was $451,000 in 2011, $7,000 in 2010, and $89,000 and $7,000 in the three months ended March 31, 2012 and 2011, respectively. The majority of cash used in investing activities in first quarter of 2012 and in 2011 was for leasehold improvements, furniture and equipment associated with the relocation of our headquarters. Cash used in investing activities in the first quarter of 2011 and in 2010 related to purchases of property and equipment.

Cash Flows from Financing Activities

        Net cash provided by financing activities was $7.6 million in 2011, $11.9 million in 2010, and $2.1 million and $100,000 in the three months ended March 31, 2012 and 2011, respectively. Net cash provided by financing activities was primarily attributable to proceeds from sales of our common stock and warrants.

Capital Resource Requirements

        As of March 31, 2012, we did not have any material commitments for capital expenditures.

Off-Balance Sheet Arrangements

        We do not have any off-balance sheet arrangements.

PROPOSAL 3—RATIFICATION OF ISSUANCE OF COMMON STOCK

Background

        In February 2012, we sold, in the form of CDIs, 256,875 shares of common stock (equivalent to 51,375,000 CDIs) together with warrants to purchase 77,063 shares of common stock (equivalent to 15,412,600 CDIs) in the February Private Placement. The February Private Placement was necessary to increase our stockholders' equity to facilitate compliance with Nasdaq Listing Rules and to allow us to list our common stock on the Nasdaq Capital Market. In connection with the February Private Placement, we also issued warrants to purchase 8,553 shares of our common stock (equivalent to 1,710,600 CDIs) to Summer Street Research Partners, our placement agent in the transaction, and its registered representatives. Nasdaq approved our listing application and our common stock began trading on the Nasdaq Capital Market on February 16, 2012.

Australian Securities Exchange Listing Rules

        ASX Listing Rule 7.1 prohibits, subject to certain exceptions, the issuance of securities or an agreement for the issuance of securities that would represent more than 15% of a company's shares of common stock on issue 12 months prior to the date of issue or agreement to issue such shares, without the prior approval of the company's stockholders.

        ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. This rule provides that where a company in an annual meeting ratifies a previous issue of securities (made without stockholder approval under ASX Listing Rule 7.1) those securities will be excluded from the calculation of the number of securities that may be issued by us in any 12-month period within the 15% limit set out in ASX Listing Rule 7.1.

        Accordingly, we are seeking the approval of our stockholders to ratify our prior sale and issuance of our common stock and warrants to purchase common stock in connection with the February Private Placement pursuant to ASX Listing Rule 7.4, so that those securities will be excluded from the calculation of the number of securities that we can issue in any 12-month period within the 15% limit set out in ASX Listing Rule 7.1.

        We believe our cash and cash equivalents on hand will be sufficient to fund our operations through the third quarter of 2012. We currently have no products available for commercial sale and therefore anticipate needing to obtain additional financing, which we anticipate will involve sales of our equity securities. Approval of this proposal will provide our board flexibility as we seek to raise additional funds that will be necessary for the commercialization of our product and continued operation of our business.

        As required by ASX Listing Rule 7.5 and, in addition to the information set out below, we disclose the following:

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  the total number of securities allotted was 256,875 shares of common stock (equivalent to 51,375,000 CDIs) and warrants to purchase 85,616 shares of common stock (equivalent to 17,123,200 CDIs), which includes warrants to purchase 8,553 shares of common stock (equivalent to 1,710,600 CDIs) issued to Summer Street Research Partners, our placement agent in the transaction, and its registered representatives;

  •
  the shares were issued to investors for A$8.00 per share (approximately $8.63 per share using a conversion rate on February 8, 2012 of A$1.00 to $1.0784). The warrants were issued to the investors for no further consideration with investors receiving warrants to purchase three shares of common stock for every 10 shares of common stock purchased;

  •
  the warrants issued to Summer Street Research Partners and its registered representatives were provided as compensation for its service as our exclusive U.S. placement agent in the February Private Placement;

  •
  the securities, other than the warrants issued to our placement agent, were issued to accredited investors (as defined in Rule 501 of Regulation D under the Securities Act) in the United States and to institutional investors in Australia, including 62,500 shares of common stock and warrants to purchase 18,750 shares of common stock purchased by Straus Healthcare Partners L.P.; 40,000 shares of common stock and warrants to purchase 12,000 shares of common stock purchased by Iguana Healthcare Master Fund LP; 112,500 shares of common stock and warrants to purchase 33,750 shares of common stock purchased by Crossover Healthcare Fund LLC; and 29,375 shares of common stock and warrants to purchase 8,813 shares of common stock purchased by Samuel Herschkowitz;

  •
  the net proceeds to us from the February Private Placement were approximately A$1.9 million (approximately $2.1 million using a conversion rate on February 8, 2012 of A$1.00 to $1.0784). We used the proceeds from the February Private Placement to support our continuing activities to obtain approvals to market our C-Pulse Heart Assist System as well as general corporate purposes, including funding of our research and development and clinical trial activities;

  •
  the remaining terms of the securities issued in connection with placement are set out above; and

  •
  the voting exclusion statement for this proposal is set out on page 1 of this proxy statement.

Description of the Securities

        The shares of common stock and CDIs issued in the February Private Placement have the same rights and preferences as all other outstanding shares and CDIs we previously issued, as such terms are described above under the section captioned "Description of Our Common Stock." In addition, the purchasers received the contracted pre-emptive rights described under "Description of Our Capital Stock—Pre-emptive Right Pursuant to Securities Purchase Agreement."

        The warrants issued to investors in the February Private Placement have an exercise price of A$11.20 per share (approximately $11.46 per share using a conversion rate of A$1.00 to $1.0231). The warrants are immediately exercisable and expire on February 29, 2016. The warrant holders generally do not have the right to exercise any portion of the warrants to the extent that, after giving effect to the issuance after exercise, the holder would beneficially own more than 9.99% of our outstanding shares of common stock. The number of shares issuable upon exercise of the warrants is subject to adjustment for certain events such as stock splits, stock dividends and similar events.

        The warrants issued to Summer Street Research Partners, our placement agent, and its registered representatives have substantially the same terms as the warrants issued to investors in the February Private Placement, except that the per share exercise price for the warrants is A$8.00 per share (approximately $8.18 per share using a conversion rate of A$1.00 to $1.0231) and the expiry date of the warrants is February 8, 2017.

        Our board of directors recommends a vote FOR the ratification of the issuance of common stock and warrants.

PROPOSAL 4—APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

The Amendments

        We are asking our stockholders to approve our Second Amended and Restated 2011 Equity Incentive Plan (the "Plan") that would: (i) increase the share reserve for the Plan from 900,000 to 1,800,000 shares of our common stock; (ii) provide for an annual increase in the maximum number of shares of our common stock that may be issued under the Plan on each January 1, beginning in 2013 through and including 2017, commonly referred to as an "evergreen" provision; (iii) permit restricted stock and restricted stock units to be granted pursuant to the Plan; (iv) extend the term of the Plan from August 17, 2021 to the date that is 10 years after the date of the 2012 annual meeting of our stockholders; and (v) provide for a maximum annual limitation on the number of shares subject to any type of stock award granted to a participant of 500,000 shares.

        Our Amended and Restated 2011 Equity Incentive Plan as currently in effect (the "Current Plan") provides that 900,000 shares of our common stock, plus any shares underlying option awards under the Amended and Restated 2002 Stock Plan (the "Prior Plan") that expire or are terminated or forfeited will be available for issuance in connection with awards under the Current Plan ("Current Plan Limit"). Pursuant to the Plan as amended and restated, the number of shares of common stock that may be issued under the Plan would increase from 900,000 to 1,800,000 shares of our common stock. Because no additional awards may be made under the Prior Plan, the Plan is our only vehicle for providing equity compensation to our employees and consultants. As of July 20, 2012, 123,820 shares of our common stock remained available under the Plan for the grant of future awards. The following table summarizes information regarding awards outstanding under the Plan and the Prior Plan as of July 20, 2012:

Type of Award	Shares Subject to Outstanding Awards	Weighted-Average Exercise Price	Weighted-Average Remaining Term
Options	123,820	$9.14	9.2 years

        Pursuant to the Plan as amended and restated, the number of common shares that may be issued under the Plan will automatically adjust January 1 of each year beginning January 1, 2013 and ending on and including January 1, 2017. The amount as adjusted each year will equal (i) 13% of the fully diluted shares of our common stock deemed outstanding on the immediately preceding December 31, reduced by (ii) the number of our common shares issuable upon the exercise of options then outstanding under our Prior Plan, unless our board has determined that that the increase will involve a lesser number of shares (or no shares). For these purposes, the number of fully diluted shares of our common stock deemed outstanding on any date is equal to the number of our common shares (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding awards under the Plan and any other outstanding options, warrants or other securities that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of our common stock, in each as of the close of business of the company on such date.

        The Current Plan provides that incentive stock options, nonstatutory stock options, stock appreciation rights ("SARs"), and performance cash awards may granted pursuant to the Current Plan. As amended and restated, restricted stock awards and restricted stock units would also be granted pursuant to the Plan.

        The Current Plan is scheduled to terminate on August 17, 2021. As amended and restated, the term of the Plan would be 10 years from the date the Plan is approved by our stockholders at the 2012 annual meeting.

        The Current Plan provides that the maximum number of shares that may be granted to any participant in a calendar year attributable to performance stock awards will not exceed 187,500 shares. As amended and restated, the Plan would provide for a maximum annual limitation on the number of shares subject to any type of stock award granted to a participant of 500,000.

        Our board believes that it is in the best interests of our company and its stockholders to approve the Plan in order to insure that we continue to have an assortment of equity-based awards available and an adequate number of shares available for equity-based awards to recruit, hire, and retain personnel.

Stockholder Approval Requirement

        Stockholder approval of the Plan is necessary in order to (i) satisfy the stockholder approval requirements of the Nasdaq Stock Market, and (ii) satisfy the requirement that stockholders approve the material terms of awards intended to qualify as performance-based compensation under Section 162(m) of the Code, including the business criteria on which performance objectives are based and the maximum awards that may be made to any individual. If the Plan is not approved by our stockholders, the Current Plan will continue in effect in its current form and awards will continue to be subject to the Current Plan Limit.

        As stated above in relation to Proposal 2, ASX Listing Rule 7.1 prohibits, subject to certain exceptions, the issuance of securities or an agreement for the issuance of securities that would represent more than 15% of a company's shares of common stock on issue 12 months prior to the date of issue or agreement to issue such shares, without the prior approval of the company's stockholders. ASX Listing Rule 7.2 sets out exceptions to ASX Listing Rule 7.1. Exception 9 of ASX Listing Rule 7.2 provides that issuances of securities under an employee incentive scheme are exempt from ASX Listing

Rule 7.1 for a period of three years from the date on which stockholders approve the issuance of securities under such employee incentive scheme.

        Stockholders previously approved the issue of securities under the Current Plan for the purpose of Exception 9 of ASX Listing Rule 7.2 at the annual meeting held on November 29, 2011. However, as we propose to amend and restate the Current Plan and may issue more shares under the Plan than the Current Plan Limit, this Proposal seeks to refresh that approval. If stockholders' approval is obtained for the purpose of Exception 9 of ASX Listing Rule 7.2, we will be able to issue securities under the Plan, subject to the evergreen provision, without those securities counting towards our 15% limit on new issues under ASX Listing Rule 7.1 for a three-year period commencing on the date of the annual meeting.

        The voting exclusion statement for this proposal is set out on page 1 of this proxy statement.

        Since the last stockholder approval on November 29, 2011, the following securities have been issued under the Current Plan:

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  Scott Boeshart—Options to purchase 2,500 shares of common stock at a per share exercise price of $11.78;

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  Paul Wotta—Options to purchase 12,500 shares at a per share exercise price of A$7.40 ($7.57 based on a conversion rate of A$1.00 to $1.0231);

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  Mary Beth Kepler—Options to purchase 12,500 shares at a per share exercise price of A$7.40 ($7.57 based on a conversion rate of A$1.00 to $1.0231);

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  Patrick Miller—Options to purchase 2,500 shares at a per share exercise price of A$7.40 ($7.57 based on a conversion rate of A$1.00 to $1.0231); and

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  Ann Ivey—Options to purchase 1,875 shares at a per share exercise price of A$7.40 ($7.57 based on a conversion rate of A$1.00 to $1.0231).

Description of the 2011 Equity Incentive Plan

        The major features of the Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Plan, which is attached to this proxy statement as Appendix A. All references to share amounts in the description that follows and in Appendix A reflect the 1-for-200 reverse split of our common stock that was effective on January 27, 2012.

General

        The purpose of the Plan is to provide incentives to selected employees and other eligible persons to exert maximum efforts for the success of the company. Awards under the Plan may be in the form of stock options, SARs, performance stock awards, restricted stock, restricted stock units, performance cash awards and other stock awards. The Plan will continue in effect until terminated or suspended by our board, but incentive stock options may not be granted more than 10 years after the effective date of the Plan.

        The closing sale price of a share of our common stock on July 20, 2012 on the Nasdaq Stock Market was $10.14 per share.

Administration

        The Plan is administered by our board, which may delegate some or all of its administrative authority and responsibilities to a committee of one or more directors. Subject to the terms of the Plan, the board has the authority to, among other things, determine which of the persons eligible under the Plan will be granted awards, determine when and how each award will be granted, determine the number and type of awards to be granted, determine the provisions of each award granted, accelerate the time of exercisability and vesting of awards, interpret the Plan and awards under the Plan, and establish and modify rules for the administration of the Plan.

        The Plan specifically provides that, subject to the listing rules of the ASX for so long as our common stock is listed on that exchange, the board may reprice outstanding options or SARs, including by reducing the applicable exercise price, canceling the option or SAR and granting in exchange replacement options or SARs having a lower exercise price or other forms of awards, or repurchasing the options or SARs.

Share Reserve and Limitations

        The aggregate number of shares of our common stock that may be issued under the Current Plan is a total of 900,000 shares plus any shares underlying option awards under the Prior Plan that expire or are terminated or forfeited during the term of the Current Plan. Pursuant the Plan as amended and restated, the number of shares that may be issued under the Plan would increase to 1,800,000 shares of our common stock. The number of shares that could be issued under the Plan also would adjust each year pursuant to the "evergreen provision," such that the shares available under the Plan would adjust on January 1 of each year beginning January 1, 2013 and ending on and including January 1, 2017. The amount as adjusted each year will equal (1) 13% of the fully diluted shares of our common stock deemed outstanding on the immediately preceding December 31, reduced by (2) the number of our common shares issuable upon the exercise of options then outstanding under our Prior Plan, unless our board has determined that that the increase will involve a lesser number of shares (or no shares). For these purposes, the number of fully diluted shares of our common stock deemed outstanding on any date is equal to the number of our common shares (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding awards under the Plan and any other outstanding options, warrants or other securities that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of our common stock, in each as of the close of business of the company on such date.

        The aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options is currently 900,000 shares. As amended and restated, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options granted under the Plan must not exceed 1,800,000 shares and the maximum number of shares that may be the subject of any type of stock awards granted to any participant in a calendar year must not exceed 500,000.

        If an award expires or otherwise terminates without all of the shares covered by such award having been issued, or if the award is settled in cash, such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares that may be available for issue under the Plan. Similarly, if any shares issued pursuant to an award are forfeited back to our company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares that are forfeited will revert to and again become available for issue under the Plan.

        Any shares tendered by a participant or withheld by us in payment of any option exercise price or in satisfaction of any tax withholding obligation with respect to an award will again become available for subsequent issuance under the Plan. Similarly, if an SAR is settled in shares, then the number of shares subject to the SAR that are not delivered to the participant in settlement of the award will remain available for subsequent issuance under the Plan.

Eligible Participants

        Our employees and certain consultants are eligible to receive awards under the Plan. However, incentive stock options may be granted only to our employees. As of June 30, 2012, we had approximately 22 full-time employees eligible to participate in the Plan, and four consultants participating in the Plan. From among the individuals eligible to participate in the Plan, the board may make awards those individuals whose performance, in the judgment of the board, can have a significant effect on our success.

Awards

        Pursuant to the Plan, we may grant an eligible person stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock awards, performance cash awards, and other stock awards. Other than as expressly set out in the Plan or as permitted under applicable stock exchange rules, a stock award does not give a participant any right to vote, receive dividends or participate in any new issue of our shares. A stock award does not grant a participant any other rights as a stockholder of our company until such time as the participant has satisfied all requirements for the exercise of the award and (if applicable) the issuance of shares subject to the award has been entered into the books and records of our company. The following is a summary of awards that can be granted under the Plan:

  •
  Stock Options.  Stock options permit the holder to purchase a specified number of shares of our common stock at a set price. Options granted under the Plan may be either incentive or nonstatutory stock options. The term of each option granted under the Plan will be 10 years from the date of grant or such shorter period as specified in the award agreement. If the option is not exercised within the specified period, the option will terminate. The exercise price of options granted under the Plan may be no less than 100% of the fair market value of the shares subject to the option on the date the option is granted, unless an option is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction. The total number of shares subject to an option may vest and become exercisable in periodic installments. If the aggregate fair market value (as determined at the time of grant) of shares with respect to which incentive stock options are exercisable for the first time by any optionholder during any calendar year exceeds $100,000, the options that exceed such limit will be treated as nonstatutory stock options. Our board may further determine the terms and conditions of options granted under the Plan, including the exercise price and vesting and exercisability terms.

  •
  Stock Appreciation Rights.  SARs provide for payment to the holder of all or a portion of the excess of the fair market value of a specified number of shares of our common stock on the date of exercise over the specified exercise price for those shares. The term of each SAR granted under the Plan will be 10 years from the date of grant or such shorter period as specified in the award agreement. If the SAR is not exercised within the specified period, the SAR will terminate. The exercise price of each SAR may be no less than 100% of the fair market value of the shares subject to SAR on the date SAR is granted, unless the SAR is granted pursuant to an assumption of or substitution for another SAR pursuant to a corporate transaction. The total number of shares subject to a SAR may vest and become exercisable in periodic installments. SAR awards may be subject to other terms and conditions as deemed appropriate by our board, including vesting and exercisability terms.

  •
  Restricted Stock and Restricted Stock Units.  Shares of restricted stock and restricted stock units will be subject to such restrictions as our board, which may include performance-based vesting, time-based vesting or both. Prior to vesting, our board may require that any stock certificates evidencing restricted shares be held by us. With respect to restricted stock and restricted stock unit awards, our board may credit dividend equivalents to the shares subject to the award.

  •
  Performance Awards.  Performance awards under the Plan may be performance stock awards or performance cash awards. A performance stock award is a stock award that may vest or may be exercised contingent upon the attainment of certain goals during a performance period and may require the completion of a specified period of continuous service as determined by our board. A performance cash award is a cash award, the payment of which may be contingent upon the attainment of certain performance goals during a performance period, and may also require the completion of a specified period of continuous service as determined by our board. The maximum value of performance cash awards that may be granted to any participant during any calendar year may not exceed $2,000,000. Our board may specify the form of payment of performance awards, which may be shares or cash for performance share awards and cash or other property for performance cash awards.

  •
  Other Stock Awards.  Other forms of stock awards valued in whole or in part by reference to, or otherwise based upon, shares of our common stock may be granted under the Plan at the sole discretion of our board, with such terms and conditions as the board may prescribe.

Performance-Based Compensation

        If an award other than an option or SAR award is intended to qualify as "performance-based compensation" under Code Section 162(m), the vesting of the award will be based on the achievement of one or more performance goals established in writing by the board in accordance with Code Section 162(m) and the applicable regulations. Such performance goals shall be based upon one, or any combination of two or more of, the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder's equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders' equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; or (xxxii) billings. Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

        Unless otherwise specified by the board in an award agreement or in another document at the time performance goals are established, the board will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period by: (i) excluding restructuring and/or other nonrecurring charges; (ii) excluding exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (iii) excluding the effects of changes to generally accepted accounting principles; (iv) excluding the effects of any statutory adjustments to corporate tax rates; and (v) excluding the effects of any "extraordinary items" as determined under generally accepted accounting principles. In addition, the board retains the discretion to reduce or eliminate the compensation due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for nay performance period.

        Approval of the Plan at the annual meeting of stockholders will be deemed to include, among other things, approval of the eligibility of executive officers and other employees to participate in the Plan, the performance criteria upon which awards intended to be "performance-based compensation" under Code Section 162(m) may be made, and the qualification of options and SARs granted under the Plan as "performance-based compensation" for purposes of Code Section 162(m).

Transferability

        The Plan provides that options and SARs may be transferred only upon a participant's death by will, beneficiary designation or the laws of descent and distribution, or during a participant's lifetime pursuant to a domestic relations order, unless the board provides otherwise in connection with such awards. The transferability of other forms of awards will be as provided by the board in connection with such awards.

Termination of Service

        Unless otherwise provided in a participant's award or other agreement, the effect of the termination of a participant's service with our company on the participant's option, SAR and restricted stock unit awards shall be as described in this paragraph. Upon termination of a participant's service with our company for cause, all option or SAR awards will terminate on the date of such participant's termination of service and the participant will be prohibited from exercising his or her option or SAR from and after the time of such termination. If a participant's service with our company terminates as a result of the participant's disability, then the participant may exercise his or her option or SAR, to the extent he or she was entitled to exercise such award as of the date of termination, until the earlier of the date 12 months following such termination or the expiration of the term of the option or SAR. If a participant's service with our company terminates as a result of the participant's death, then an option or SAR may be exercised to the extent the participant was entitled to exercise such award as of the date of death until the earlier of 18 months following the date of death or the expiration of the term of the option or SAR. If a participant's service with our company terminates for any reason other than cause, death or disability, then the participant may exercise his or her option or SAR, to the extent he or she was entitled to exercise such award as of the date of termination, until the earlier of three months following the date of termination of service or the expiration of the term of the option or SAR. Upon termination of a participant's services with our company, except as otherwise provided in the applicable award agreement, the unvested portion of a restricted stock unit award will be forfeited by the participant. The effect of the termination of a participant's service with our company on the participant's awards other than options, SARs, and restricted stock units shall be as prescribed in the applicable award agreement.

Changes in Capitalization

        If any change in our corporate or capital structure that affects the shares of our common stock or the value thereof occur, such as stock splits, stock dividends, combinations of shares, mergers, recapitalizations or similar transactions, appropriate and proportionate adjustments will be made to (i) the class of shares issuable and the maximum number and kind of shares subject to the Plan, (ii) outstanding awards as to the class and number of shares and exercise price per share, and (iii) award limitations prescribed by the Plan.

Change in Control; Corporate Transaction

        Unless otherwise provided by the board in an award agreement or otherwise, in the event of a corporate transaction (as defined below), the board will take one or more of the following actions, conditioned upon the completion of the corporate transaction:

  •
  arrange for the acquiring corporation to assume or continue the stock award (or substitute a similar stock award);

  •
  arrange for the assignment to the acquiring corporation, or for the lapse of, any reacquisition or repurchase rights held by our company in respect of shares issued pursuant to the stock award;

  •
  accelerate the vesting of the stock award to a date prior to the effective time of such corporate transaction as determined by our board, with an unexercised award terminating at the effective time of the corporate transaction;

  •
  cancel or arrange for the cancellation of the stock award to the extent not vested or exercised prior to the effective time of the corporate transaction in exchange for such cash consideration as the board deems appropriate; or

  •
  make a payment, in such form as determined by our board, equal to the excess (if any) of the value of the property the participant would have received on the exercise of the stock award over any exercise price payable by such holder in connection with such exercise.

        For these purposes, a "corporate transaction" generally involves (i) the sale or disposition of all or substantially all of our assets, (ii) the sale or disposition of at least 90% of the voting power of our outstanding securities, or (iii) the consummation of a merger, consolidation or similar transaction following which we are not the surviving corporation or we are the surviving corporation but our shares of common stock are converted or exchanged into other property.

        If a change in control (as defined below) occurs, a stock award may be subject to additional acceleration of vesting and exercisability as provided in the relevant award agreement or in any other written agreement with the participant. For these purposes, a "change in control" generally involves (i) a person or group becoming the beneficial owner of more than 50% of the voting power of our outstanding securities, (ii) the consummation of a merger, consolidation or similar transaction involving our company in which our pre-transaction stockholders do not own more than 50% of the voting power of the securities of the surviving corporation or its parent, (iii) our stockholders approve a complete liquidation or dissolution of our company, (iv) all or substantially all of our assets are sold or disposed of, or (v) a majority of the members of our board are replaced under specified circumstances.

        Unless otherwise provided in an award agreement, if our company is dissolved or liquidated, all outstanding stock awards will terminate immediately prior to the completion of such dissolution or liquidation, and the shares subject to our company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by our company. The board may, however, accelerate the vesting and exercisability of some or all stock awards before the dissolution or liquidation, contingent on its completion.

Amendment and Termination

        Our board has the authority to suspend, amend or terminate the Plan. No suspension, amendment or termination of the Plan may impair any rights under awards already granted to a participant under the Plan unless agreed to by the affected participant or, in the case of an amendment, is necessary to maintain compliance with applicable law or stock exchange rules. Our board will obtain stockholder approval of any amendment to the Plan as required by applicable law or stock exchange requirements.

Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences to the company and to participants subject to U.S. taxation with respect to awards granted under the Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Nonstatutory Stock Options

        No taxable income is reportable when a nonstautory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the company is subject to tax withholding by the company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options

        No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If a participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If a participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights

        No taxable income is reportable when a SAR with an exercise price equal to the fair market value of the underlying share on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock

        Unless a participant files an election to be taxed under Section 83(b) of the Code, the participant will not realize income upon the grant of restricted stock. The participant will realize ordinary income when the shares of restricted stock no longer are subject to forfeiture, and the amount of such ordinary income and deduction will be the fair market value of the shares on the date they no longer are subject to forfeiture. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the participant will be determined as of the date the restricted stock is granted rather than as of the date the shares no longer are subject to forfeiture.

        When a participant disposes of restricted stock, the difference between the amount received upon disposition and the fair market value of the shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss. The capital gain (or loss) is considered "long term" or "short term" depending on how long the participant has held such stock after the date the shares no longer are subject to forfeiture, or, if an election under Section 83(b) is filed, after the date the restricted stock is granted.

Restricted Stock Units

        A participant normally will not recognize taxable income upon an award of restricted stock units, but will generally recognize ordinary income at the time payment of the award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable.

Other Awards

        The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns. A performance award involving shares subject to a substantial risk of forfeiture results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares vest, unless the participant elects under Section 83(b) of the Code to accelerate income recognition and the taxability of the award to the date of grant. A performance award or other stock award involving stock units or phantom shares or denominated in cash generally results in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable.

Tax Effect for the Company

        The company generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, upon the exercise of a nonstatutory stock option). Special rules may limit the deductibility of compensation paid to our chief executive officer and other "covered employees" as determined under Code Section 162(m) and applicable guidance.

Section 162(m) of the Code

        Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000, unless, among other exceptions, the compensation qualifies as "performance-based compensation." The Plan is intended to meet the requirements of Section 162(m), but awards other than options and SARs granted under the Plan will only be treated as qualified performance-based compensation under Section 162(m) if the awards and the procedures associated with them comply with all other requirements of Section 162(m), including that the maximum amount of compensation a covered employee may receive is based on the satisfaction of objective, pre-established performance goals.

Section 409A of the Code

        The foregoing discussion of tax consequences of awards under the Plan assumes that the award discussed is either not considered a "deferred compensation arrangement" subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed "deferred," would be required to pay an additional 20% income tax, and would be required to pay interest on the tax that would have been paid but for the deferral.

Future Plan Awards

        The amount and timing of awards granted under the Plan are determined in the discretion of the board or the committee and, therefore, cannot be determined in advance. Future awards that may be received under the Plan by executive officers, directors and other employees are not determinable at this time.

 Equity Compensation Plan Information

        The following table provides information as of December 31, 2011 with respect to our equity compensation plans, which include the Plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	887,425	$10.67	132,431
Equity compensation plans not approved by security holders	—	n/a	—

Total	887,425	10.67	132,431

        Our board of directors recommends a vote FOR approval of the Plan.

 PROPOSAL 5—RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

Audit Committee Report

        The primary function of our audit committee is oversight of our financial reporting process, publicly filed financial reports, internal accounting and financial controls, and the independent audit of the consolidated financial statements. The consolidated financial statements of Sunshine Heart, Inc. for the year ended December 31, 2011 were audited by Ernst & Young LLP, independent auditor for the company.

        As part of its activities, the audit committee has:

  1.
  Reviewed and discussed with management and the independent auditor the company's audited financial statements;

  2.
  Discussed with the independent auditor the matters required to be communicated under Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees); and

  3.
  Received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the audit committee concerning independence, and has discussed with the independent auditor the independent auditor's independence.

        Management is responsible for the company's system of internal controls and financial reporting process. Ernst & Young LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and for issuing a report thereon. Our committee's responsibility is to monitor and oversee these processes. Based on the foregoing review and discussions and a review of the report of Ernst & Young LLP with respect to the consolidated financial statements, and relying thereon, we have recommended to the board of directors of Sunshine Heart, Inc. the inclusion of the audited consolidated financial statements in Sunshine Heart, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

Audit Committee of the Board of Directors of Sunshine Heart, Inc.

Gregory Waller, Chairperson
Donal O'Dwyer
Nicholas Callinan

Auditor Fees

        Ernst & Young LLP served as our independent auditor for our two most recently completed fiscal years ended December 31, 2011 and June 30, 2011. The following table presents fees for professional audit services for the audit of our annual consolidated financial statements for those fiscal years, as well as fees for review of our interim consolidated financial statements for those fiscal years and for all other services performed those fiscal years by Ernst & Young LLP.

	FY Ended 12/31/11	FY Ended 6/30/11
Audit Fees(1)	$317,500	$125,574
Audit-Related Fees	—	—
Tax Fees(2)	24,595	75,602
All Other Fees	—	—

Total	$342,095	$201,176

(1)
Fees for audit services relating to our fiscal year ended June 30, 2011 totaled $125,574, including fees associated with the fiscal year ended June 30, 2011 audit and half yearly report ended December 31, 2010, which were filed with the ASX. Fees for audit services relating to our fiscal year ended December 31, 2011 totaled $317,500, including fees associated with (i) the fiscal year ended December 31, 2010 and 2009 audits and review of quarterly financial statements included in our Form 10 filed with the SEC and (ii) the fiscal year ended December 31, 2011 audit (Form 10-K) and review of our quarterly reports on Form 10-Q.

(2)
Fees for tax services consist of the aggregate fees billed in each of the fiscal years presented for professional services rendered for tax compliance, tax advice and tax planning. Such fees primarily related to federal and state tax compliance and planning.

Auditor Services Pre-Approval Policy

        The audit committee has adopted an auditor services pre-approval policy applicable to services performed for us by our independent auditor. In accordance with this policy, the audit committee's practice is to approve all auditing services and permitted non-audit services to be provided by the independent auditor during the year. The committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services. Any pre-approvals granted pursuant to delegated authority must be reported to the audit committee at its next regular meeting.

        Our audit committee has determined that the provision of the non-audit services described in the table above was compatible with maintaining the independence of our independent auditor. The audit committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor's independence.

        The audit committee of our board of directors has selected Ernst & Young LLP to serve as our independent auditor for the year ending December 31, 2012. While it is not required to do so, our board of directors is submitting the selection of Ernst & Young LLP for ratification in order to ascertain the views of our stockholders with respect to the choice of audit firm. If the selection is not ratified, the audit committee will reconsider its selection. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be available to answer stockholder questions and will have the opportunity to make a statement if they desire to do so.

        Our board of directors recommends a vote FOR ratification of the selection of Ernst & Young LLP as the independent auditor of Sunshine Heart, Inc. and our subsidiary for the year ending December 31, 2012.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

        Unless the date of our 2013 annual meeting of stockholders changes by more than 30 days from the date of our 2012 annual meeting of stockholders, in order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2013 annual meeting of stockholders, the written proposal must be received at our principal executive offices on or before March 28, 2013. If the date of our 2013 annual meeting of stockholders is changed by more than 30 days from the date of our 2012 annual meeting of stockholders, then the deadline for a stockholder proposal to be considered for inclusion in our proxy statement for our 2013 annual meeting of stockholders will be a reasonable time before we begin to print and send our proxy statement for the 2013 annual meeting. Any proposal should be addressed to Sunshine Heart, Inc., Attention: Chief Financial Officer, 12988 Valley View Road, Eden Prairie, Minnesota 55344. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

        In accordance with our bylaws, in order to be properly brought before the 2013 annual meeting, a stockholder's notice of the matter the stockholder wishes to present must be delivered to our principal executive offices in Minneapolis, Minnesota, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than April 11, 2013, and no later than May 11, 2013.

OTHER MATTERS

        We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the meeting, the persons named as proxies above will vote as they deem in the best interests of Sunshine Heart, Inc.

David A. Rosa Chief Executive Officer
Dated: July 27, 2012

LOCATION OF SUNSHINE HEART, INC. ANNUAL MEETING OF STOCKHOLDERS

Thursday, August 9, 2012 at 8:00 a.m. U.S. Central Daylight Time
(11:00 p.m. Australian Eastern Standard Time)
Faegre Baker Daniels LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

        Beneficial owners of common stock held in the form of CDIs or in street name by a broker, bank, trust or other nominee may need proof of ownership to be admitted to the meeting. A brokerage or holding statement or letter from the broker, bank, trust or other nominee are examples of proof of ownership.

SUNSHINE HEART, INC. AND SUBSIDIARY

Consolidated Balance Sheets

Dollars in thousands, except per share amounts	Dec 31, 2011	Dec 31, 2010
Current assets
Cash and cash equivalents	$6,563	$12,350
Accounts receivable, net	—	247
Other current assets	346	182

Total current assets	6,909	12,779

Property, plant and equipment	522	120

TOTAL ASSETS	$7,431	$12,899

Current liabilities
Accounts payable	$1,857	$696
Accrued salaries, wages, and other compensation	978	114

Total current liabilities	2,835	810

Total liabilities	2,835	810
Stockholders' equity
Preferred stock as of December 31, 2011 and December 31, 2010, $0.0001 par value per share; authorized 40,000,000 shares	—	—
Common stock as of December 31, 2011 and December 31, 2010, par value $0.0001 per share; authorized 100,000,000 shares; issued and outstanding 6,019,663 and 5,063,968, respectively	1	1
Additional paid-in capital	68,652	60,086
Accumulated other comprehensive income:
Foreign currency translation adjustment	1,132	995
Accumulated deficit	(65,189)	(48,993)

Total stockholders' equity	4,596	12,089

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,431	$12,899

See notes to the consolidated financial statements

SUNSHINE HEART, INC. AND SUBSIDIARY

Consolidated Statements of Operations and Comprehensive Loss

	Year ended
In thousands, except per share amounts	Dec 31, 2011	Dec 31, 2010
Net sales	$—	$407
Operating expenses
Selling, general and administrative	5,363	2,598
Research and development	11,199	6,229

Total operating expenses	16,562	8,827

Loss from operations	(16,562)	(8,420)
Interest income	251	150

Loss before income taxes	(16,311)	(8,270)

Income tax benefit	115	(670)

Net loss	$(16,196)	$(7,600)

Basic and diluted loss per share	$(2.98)	$(2.63)
Weighted average shares outstanding—basic and diluted	5,442	2,885
Other Comprehensive Income
Foreign currency transaction adjustments	$137	$623
Total Comprehensive loss	$(16,059)	$(6,977)

See notes to the consolidated financial statements

SUNSHINE HEART, INC. AND SUBSIDIARY

Consolidated Statements of Stockholders' Equity

(In thousands)	Outstanding Shares	Common Stock	Additional Paid in Capital	Accumulated Other Comprehensive Income Foreign Currency Translation Adjustment	Accumulated Deficit	Stockholders' Equity
Balance December 31, 2009	2,696	$—	$48,092	$372	$(41,393)	$7,071
Comprehensive loss:
Net loss					(7,600)	(7,600)
Foreign currency translation adjustment				623		623

Total comprehensive loss						(6,977)
Stock based compensation			78			78
Issuance of common stock, net	2,368	1	11,916			11,917

Balance December 31, 2010	5,064	1	60,086	995	(48,993)	12,089
Comprehensive loss:
Net loss					(16,196)	(16,196)
Foreign currency translation adjustment				137		137

Total comprehensive loss						(16,059)
Stock based compensation			939			939
Issuance of common stock, net	955		7,627			7,627

Balance December 31, 2011	6,019	$1	$68,652	$1,132	$(65,189)	$4,596

See notes to the consolidated financial statements

SUNSHINE HEART, INC. AND SUBSIDIARY

Consolidated Statements of Cash Flows

	Year ended
(In thousands)	Dec 31, 2011	Dec 31, 2010
Net loss	$(16,196)	$(7,600)
Adjustments to reconcile net loss to cash flows from operating activities:
Depreciation and amortization	50	32
Stock based compensation expense	939	78
Changes in asset and liabilities:
Accounts receivable	258	(123)
Other current assets	(166)	(94)
Accounts payable and accrued expenses	2,026	496

Net cash used in operations	(13,089)	(7,210)

Cash flows used in investing activities:
Purchase of property and equipment	(451)	(7)

Net cash used in investing activities	(451)	(7)

Cash flows provided by financing activities:
Net proceeds from the sale of common stock	7,627	11,917

Net cash provided by financing activities	7,627	11,917

Effect of exchange rate changes on cash	126	623
Net increase (decrease) in cash and cash equivalents	(5,787)	5,322
Cash and cash equivalents—beginning of period	12,350	7,028

Cash and cash equivalents—end of period	$6,563	$12,350

See notes to the consolidated financial statements

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

(in thousands, except share and per share data)

Note 1—Nature of Business and Significant Accounting Policies

        Nature of Business:    Sunshine Heart ("we" or the "Company") was founded in November 1999 and incorporated in Delaware in August 2002. We are headquartered in Eden Prairie, MN and have a wholly owned subsidiary, Sunshine Heart Company Pty Ltd, located in St Leonards, New South Wales, Australia. We are a medical device company developing innovative technologies for cardiac and coronary disease. The Company's primary product, the C-Pulse® Heart Assist System, is an implantable, non-blood contacting, heart assist therapy for the treatment of moderate to severe heart failure which can be implanted using a minimally invasive procedure. C-Pulse is designed to relieve the symptoms of heart failure through the use of counter-pulsation technology by enabling an increase in cardiac output, an increase in coronary blood flow, and a reduction in the heart's pumping load. The Company has received approval from the United States Food and Drug Administration to conduct a United States feasibility clinical trial with the C-Pulse System. Our shares of common stock in the form of CHESS Depositary Interests (CDIs) have been publicly traded in Australia on the Australian Securities Exchange (ASX) since September 2004.

        Going Concern:    The Company's financial statements have been prepared and presented on a basis assuming it continues as a going concern.

        During the years ended December 31, 2011 and 2010, the Company incurred losses from operations and net cash outflows from operating activities as disclosed in the consolidated statements of operations and cash flows, respectively. At December 31, 2011, we had an accumulated deficit of $65.2 million and we expect to incur losses for the foreseeable future. To date, we have been funded by private and public equity financings. Although we believe that we will be able to successfully fund our operations, there can be no assurance that we will be able to do so or that we will ever operate profitably.

        The Company's ability to continue as a going concern is dependent on the Company's ability to raise additional capital based on the achievement of existing milestones as and when required. Should the future capital raising not be successful, the Company may not be able to continue as a going concern. Furthermore, the ability of the Company to continue as a going concern is subject to the ability of the Company to develop and successfully commercialize the product being developed. If the Company is unable to obtain such funding of an amount and timing necessary to meet its future operational plans, or to successfully commercialize its intellectual property, the Company may be unable to continue as a going concern. No adjustments have been made relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company not continue as a going concern.

        Basis of Presentation:    The accompanying consolidated financial statements include the accounts of Sunshine Heart, Inc. and its wholly-owned subsidiary, Sunshine Heart Company Pty Ltd. (collectively, "Sunshine Heart" or the "Company"). All inter-company accounts and transactions between consolidated entities have been eliminated.

        Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

(in thousands, except share and per share data)

Note 1—Nature of Business and Significant Accounting Policies (Continued)

        Fair Value of Financial Instruments:    Our financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities. We believe that the carrying amounts of the financial instruments approximate their respective current fair values due to their relatively short maturities.

        Pursuant to the requirements of the Fair Value Measurements and Disclosures Topic of the FASB Codification, the Company's financial assets and liabilities measured at fair value on a recurring basis are classified and disclosed in one of the following three categories:

        Level 1:    Financial instruments with unadjusted quoted prices listed on active market exchanges.

        Level 2:    Financial instruments lacking unadjusted, quoted prices from active market exchanges, including over the counter traded financial instruments. The prices for the financial instruments are determined using prices for recently traded financial instruments with similar underlying terms as well as directly or indirectly observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

        Level 3:    Financial instruments that are not actively traded on a market exchange. This category includes situations where there is little, if any, market activity for the financial instrument. The prices are determined using significant unobservable inputs or valuation techniques.

        All cash and cash equivalents are considered Level 1 measurements for all periods presented. We do not have any financial instruments classified as Level 2 or Level 3 and there were no movements between these categories.

        Cash and Cash Equivalents:    Cash and cash equivalents consist of cash, money market funds and term deposits with original maturities of three months or less. The carrying value of these instruments approximates fair value. The balances, at times, may exceed federally insured limits. We have not experienced any losses on our cash and cash equivalents.

        Accounts Receivable:    Accounts receivable are unsecured, are recorded at net realizable value, and do not bear interest. We make judgments as to our ability to collect outstanding receivables based upon significant patterns of uncollectiblity, historical experience, and managements' evaluation of specific accounts and will provide an allowance for credit losses when collection becomes doubtful. The Company performs credit evaluations of its customers' financial condition on an as-needed basis. Payment is generally due 30 days from the invoice date and accounts past 30 days are individually analyzed for collectability. When all collection efforts have been exhausted, the account is written off against the related allowance. No allowance for doubtful accounts was considered necessary as of December 31, 2011 or December 31, 2010.

        Other Current Assets:    Other current assets represent prepayments and deposits made by the Company.

        Property, Plant and Equipment:    Property and equipment is stated at cost less accumulated depreciation. Depreciation is computed based upon the estimated useful lives of the respective assets. Leasehold improvements are amortized using the straight-line method over the shorter of the lease term or the estimated useful life of the assets. Repairs and maintenance costs are expensed as incurred.

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

(in thousands, except share and per share data)

Note 1—Nature of Business and Significant Accounting Policies (Continued)

Major betterments and improvements, which extend the useful life of the item, are capitalized and depreciated. The cost and accumulated depreciation of property, plant and equipment retired or otherwise disposed of are removed from the related accounts, and any residual values are charged or credited to expenses. Depreciation expense has been calculated using the following estimated useful lives:

Office furniture and equipment	5-15 years
Computer software and equipment	3-4 years
Laboratory and research equipment	3-15 years
Production equipment	7 years

        Depreciation expense was $49 and $32 for the years ended December 31, 2011 and 2010, respectively.

        Impairment of Long-lived Assets:    Long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the impairment tests indicate that the carrying value of the asset is greater than the expected undiscounted cash flows to be generated by such asset, an impairment loss would be recognized. The impairment loss is determined as the amount by which the carrying value of such asset exceeds its fair value. We generally measure fair value by considering sale prices for similar assets or by discounting estimated future cash flows from such assets using an appropriate discount rate. Assets to be disposed of are carried at the lower of their carrying value or fair value less costs to sell. Considerable management judgment is necessary to estimate the fair value of assets, and accordingly, actual results could vary significantly from such estimates. There have been no impairment losses for long-lived assets, for the years ended December 31, 2011 and 2010.

        Revenue Recognition:    We recognize revenue when (i) persuasive evidence of a customer arrangement exists; (ii) the price is fixed or determinable and free of contingencies or uncertainties; (iii) collectability is reasonably assured; and (iv) product delivery has occurred, which is when product title transfers to the customer, or services have been rendered. Sales are not conditional based on customer acceptance provisions or installation obligations. Our C-Pulse Heart Assist System is not approved for commercial sale. Our revenue consists solely of sales of the C-Pulse to hospitals and clinics under contract in conjunction with our clinical trials. For clinical trial implant revenue, the product title generally transfers on the date the product is implanted. We do not charge hospitals and clinics for shipping. We expense shipping costs at the time we report the related revenue and record them in cost of sales.

        Foreign Currency Translation and Transactions:    Foreign denominated monetary assets and liabilities are translated at the rate of exchange prevailing at the balance sheet date. Results of operations are translated using the average rates prevailing during the reporting period. The translation adjustment has not been included in determining the Company's net loss, but has been reported separately and is accumulated in a separate component of equity. Effective January 1, 2011, we concluded that the functional currency of our United States based parent company is the U.S. Dollar. Prior to that date the functional currency of both the United States based parent company and the Company's Australian

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

(in thousands, except share and per share data)

Note 1—Nature of Business and Significant Accounting Policies (Continued)

subsidiary was the Australian dollar. For financial reporting purposes, the reporting currency of the company is the U.S. Dollar. When a transaction is denominated in a currency other than the entity's functional currency, the Company recognizes a transaction gain or loss in net earnings.

        Comprehensive Income (Loss):    The components of comprehensive income (loss) include net income (loss) and the effects of foreign currency translation adjustments.

        Stock-Based Compensation:    The Company recognizes all share-based payments, including grants of stock options, to in the income statement as an operating expense, based on their fair value over the requisite service period.

        The Company computes the estimated fair values of stock options using the Black-Scholes option pricing model. No tax benefit has been recorded due to the full valuation allowance on deferred tax assets that the Company has recorded.

        Stock-based compensation expense is based on awards ultimately expected to vest and is reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

        Equity instruments issued to non-employees, and for services and goods are shares of the Company's common stock, warrants or options to purchase shares of the Company's common stock. These shares, warrants or options are either fully-vested and exercisable at the date of grant or vest over a certain period during which services are provided. The Company expenses the fair market value of these securities over the period in which the related services are received.

        See Note 3 for further information regarding the assumptions used to calculate the fair value of share-based compensation.

        Income Taxes:    Deferred income taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards. Deferred tax liabilities are recognized for taxable temporary differences, which are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

        Net Loss per Share:    Basic net loss attributable to common stockholders, on a per share basis, is computed by dividing income available to common stockholders (the numerator) by the weighted-average number of common shares outstanding (the denominator) during the period. Shares issued during the period and shares reacquired during the period are weighted for the portion of the period that they were outstanding. The computation of diluted earnings per share, or EPS, is similar to the computation of basic EPS except that the denominator is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued and computed in accordance with the treasury stock method. In addition, in computing the dilutive effect of convertible securities, the numerator is adjusted to add back the after-tax amount of interest recognized in the period associated with any convertible debt. Shares reserved for outstanding stock warrants and options totaling 2,216,615 and 1,310,987 for the years ended December 31, 2011 and

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

(in thousands, except share and per share data)

Note 1—Nature of Business and Significant Accounting Policies (Continued)

2010, respectively, were excluded from the computation of loss per share as their effect was antidilutive due to the Company's net loss in each of those years.

        Research and Development:    Research and development expenses consist primarily of development personnel and non-employee contractor costs related to the development of new products and services, enhancement of existing products and services, quality assurance and testing. The Company incurred research and development expenses of $11,199 and $6,229 for the years ended December 31, 2011 and 2010, respectively.

        Reverse Stock Split:    On January 24, 2012, the board of directors declared a 1-for-200 reverse stock split and a corresponding inverse change in the transmutation ratio of CHESS Depositary Instruments ("CDIs") trading on the ASX in Australia such that one CDI will represent 1/200th of a share. The reverse split and change in transmutation ratio became effective for trading on the ASX on January 30, 2012. All share and per share data included in the consolidated financial statements and accompanying notes have been adjusted to reflect this reverse stock split.

        Subsequent Events:    The Company evaluates events through the date the financial statements are filed for events requiring adjustment to or disclosure in the financial statements. See Note 7, Subsequent Events for additional information.

        New Accounting Pronouncements:    In June 2011, the FASB issued amended disclosure requirements for the presentation of comprehensive income. The amended guidance eliminates the option to present components of other comprehensive income ("OCI") as part of the statement of changes in equity. Under the amended guidance, all changes in OCI are to be presented either in a single continuous statement of comprehensive income or in two separate but consecutive financial statements. We adopted these changes effective January 1, 2012 and applied them retrospectively for all periods presented. There was no impact to our consolidated results as the amendments related only to changes in financial statement presentation.

        In May 2011, FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in United States GAAP and IFRS. This accounting update generally aligns the principles for fair value measurements and the related disclosure requirements under United States GAAP and International Financial Reporting Standards. From a United States GAAP perspective, the amendments are largely clarifications, but some could have a significant effect on certain companies. A number of new disclosures also are required. Except for certain disclosures, the guidance applies to public and nonpublic companies and is to be applied prospectively. For public companies and nonpublic companies, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early adoption by public companies is not permitted. Nonpublic companies may apply the amendments early, but no earlier than for interim periods beginning after December 15, 2011.

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

(in thousands, except share and per share data)

Note 2—Balance Sheet Information

  Property, Plant and Equipment

        Property, plant and equipment were as follows:

	December 31, 2011	December 31, 2010
Library	$1	$1
Office Furniture & Fixtures	177	90
Leasehold Improvements	251	78
Software	37	28
Production Equipment	293	179
Computer Equipment	134	65

Total	893	441
Accumulated Depreciation	(371)	(321)

	$522	$120

Note 3—Equity

  Private Placement

        In November and December, 2010, the Company placed 2,368,576 shares of common stock (in the form of CDIs) for proceeds, net of transaction costs, of $11,917.

        In January 2011, the Company placed 17,858 shares of common stock (in the form of CDIs) for proceeds, net of transaction costs, of $99.

        In July 2011, the Company placed 572,222 shares of common stock (in the form of CDIs) for proceeds, net of transaction costs, of $4,597.

        In September 2011, the Company placed 349,444 shares of common stock (in the form of CDIs) for proceeds, net of transaction costs, of $2,838.

  Stock Options

        The Company recognized share-based compensation expense related to stock options and grants of common stock to employees, directors and consultants of $939 and $78 during the years ended December 31, 2011 and 2010, respectively. The following table summarizes the stock-based compensation expense which was recognized in the Consolidated Statements of Operations for the years ended December 31, 2011 and 2010:

	December 31, 2011	December 31, 2010
Selling, general and administrative	$621	$55
Research and development	318	23

Total	$939	$78

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

(in thousands, except share and per share data)

Note 3—Equity (Continued)

        As of December 31, 2011 and December 31, 2010 the total compensation cost related to all nonvested awards not yet recognized was $4,582 and $94, respectively. This amount is expected to be recognized over the remaining weighted-average period of 9.21 years as of December 31, 2011 and 1.19 years as of December 31, 2010.

        The Company has granted stock options to certain employees and directors under the Amended and Restated 2002 Stock Plan and its 2011 Equity Incentive Plan (collectively the "Plans"). The Plans are designed to assist in the motivation and retention of employees and to recognize the importance of employees to the long-term performance and success of the Company. The Company has also granted stock options to certain consultants outside of the Plans. The majority of the options to purchase common stock vest on the anniversary of the date of grant, which ranges from one to four years. Additionally, certain stock options vest upon the closing price of the Company's common stock reaching certain minimum levels, as defined in the agreements. Finally, certain other stock options vest upon the meeting of certain Company milestones such as the signing of specific agreements and the completion of the Company's anticipated listing on a United States stock exchange. As of December 31, 2011, the Company expects that all such market and performance conditions will be met. Share-based compensation expense related to these awards is recognized on a straight-line basis over the related vesting term. It is the Company's policy to issue new shares upon the exercise of options.

        The following is a summary of the Plan and non-Plan stock option activity during the year ended December 31, 2011 and 2010.

	Options Outstanding	Weighted Average Exercise price	Remaining Average Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding, December 31, 2009	78,789	$37.94
2010 Grants	50,000	10.72
2010 Exercises	—	—
2010 Forfeitures/expiration	2,091	36.70

Outstanding, December 31, 2010	126,698	28.00	7.26	$819

Exercisable at December 31, 2010	90,427	6.94	6.54	819
2011 Grants	794,926	7.64
2011 Exercises	1,560	6.58
2011 Forfeitures/expiration	33,231	13.02

Outstanding, December 31, 2011	886,833	$10.05	9.21	$62,674

Exercisable at December 31, 2011	184,296	$18.74	10.06	$24,013

        The aggregate intrinsic value is defined as the difference between the market value of the Company's common stock (based on the trading price of the Company's CDIs on ASX) as of the end of the period and the exercise price of the in-the-money stock options. The total intrinsic value of stock options exercised during the years ended December 31, 2011 and 2010 was $3 and $0, respectively. Of the 702,537 non vested options, 40 are held by consultants, the majority of which vest in 2012. Total

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

(in thousands, except share and per share data)

Note 3—Equity (Continued)

cash proceeds from exercised options were $10 and $0 for the years ended December 31, 2011 and 2010, respectively.

        The weighted-average fair value of stock options granted during the years ended December 31, 2011 and 2010 was $6.62 and $10.72, respectively.

        The fair value of each stock option is estimated at the grant date using the Black-Scholes option pricing model. The Company has not historically paid dividends to its shareholders, and, as a result assumed a dividend yield of 0%. The 2011 risk free interest rate is based upon the rates of US Treasury bins with a term equal to the expected term of the option. The 2010 risk free interest rate is based upon the rates of Australian bonds with a term equal to the expected term of the option. The expected volatility is based upon the historical price of the Company's CDIs. The expected term of the stock options to purchase common stock is based upon the outstanding contractual expected life of the stock option on the date of grant. The Company used the following weighted-average assumptions in calculating the fair value of options granted during the years ended December 31, 2011 and 2010.

	Year ended December 31
	2011	2010
Expected dividend yield	0%	0%
Risk-free interest rate	1.43%	4.97%
Expected volatility	100%	65%
Expected life (in years)	6.5	5

  Warrants

        Warrants to purchase 1,496,032 and 1,223,787 shares of common stock were outstanding at December 31, 2011 and 2010, respectively.

        On November 10, 2010, the Company issued 357,050 warrants at an exercise price of AU$6.40 and a term of 4 years as part of the private placements previously described.

        Also, as part of the private placements completed during 2010, the Company issued 850,737 warrants to purchase common stock at an exercise price of AU$6.40 per share. The warrants have a stated life of four years.

        As part of the private placement completed during 2011, the Company issued 10,623 warrants to purchase common stock at an exercise price of AU$8.20 per share and 276,501 warrants to purchase common stock at an exercise price of AU$11.20 per share. The warrants have a stated life of four years.

        Additional warrants to purchase common stock were issued in connection with the issuance of $800 convertible promissory notes in June 2004, which were issued as a bridging loan prior to the initial public offering of the Company's CDIs on the ASX. These warrants were issued to related party entities affiliated with certain directors of the Company and to one unrelated party. The warrants entitle the holders to receive 16,000 shares at an exercise price of AU$5.00. The warrants have an exercise period of ten years and expire in June 2014.

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

(in thousands, except share and per share data)

Note 3—Equity (Continued)

        During the year ended December 31, 2011, 14,879 warrants were exercised at a price of AU$6.40 for total proceeds of $99.

Note 4—Income Taxes

        Domestic and foreign loss before provision for income taxes consists of the following:

	December 31, 2011	December 31, 2010
Domestic	(11,252)	(2,207)
Foreign	(4,944)	(5,563)

Total	(16,196)	(8,270)

        The components of income tax expense for the years ended December 31, 2011 and 2010 consist of the following:

	December 31, 2011	December 31, 2010
Income tax provision:
Current:
United States and state	(115)	—
Foreign	—	(670)
Deferred:
United States and state	—	—
Foreign	—	—

Total income tax (benefit) expense	(115)	(670)

        Actual income tax expense differs from statutory federal income tax benefit for the years ended December 31, 2011 and 2010 as follows:

	December 31, 2011	December 31, 2010
Statutory federal income tax benefit	(5,555)	(2,812)
State tax benefit, net of federal taxes	(727)	(417)
Foreign tax	199	225
R&D tax credit rebate	(265)	(670)
Valuation allowance increase	6,121	3,033
Other	112	(29)

Total income tax (benefit) expense	(115)	(670)

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

(in thousands, except share and per share data)

Note 4—Income Taxes (Continued)

        Deferred taxes as of December 31, 2011 and 2010 consist of the following:

	December 31, 2011	December 31, 2010
Deferred tax assets (liabilities):
Accrued expenses	115	120
Stock based compensation	658	385
Capitalized patent costs	126	140
Deferred rent	78	—
Fixed assets	(76)	—
R&D credits	150	—
Other	7	7
Net operating losses	22,357	16,210

	23,415	16,862
Less: valuation allowance	(23,415)	(16,862)

	—	—

        As of December 31, 2011, we had United States net operating loss (NOL) carryforwards of approximately $14.6 million for U.S. income tax purposes, which expire in 2023 through 2031, and NOLs in the Commonwealth of Australia of approximately $54.1 million which we can carry forward indefinitely. United States net operating loss carryforwards cannot be used to offset taxable income in foreign jurisdictions. In addition, future utilization of net operating loss carryforwards in the United States may be subject to certain limitations under Section 382 of the Internal Revenue Code. This section generally relates to a 50 percent change in ownership of a company over a three-year period. No formal study has been prepared as of the balance sheet date to determine any applicable limitations on the utilization of the United States net operating losses.

        We received a $670 fully refundable research and development tax credit in 2010, determined as a combined average of 44% of qualified research and development expenditures of our Australian subsidiary for its tax period ended June 30, 2010. The Australian research and development tax credit is paid as a refundable credit to small and medium enterprises for tax years ending on or before June 30, 2011, when total research and development expenses of the Australian subsidiary are less than A$2 million for the tax period. If total eligible research and development expenses exceed A$2 million, the tax credit is instead applied as a carryforward reduction against future income taxes. We have not completed the Australian tax return for the period ended June 30, 2011, and cannot be assured that our total eligible research and development expenses will be less than A$2 million. Therefore, we have reflected $0 net benefit related to the research and development credit for 2011. We also computed a $115 fully refundable research and development tax credit for the state of Minnesota for the fiscal year ended June 30, 2011. This credit is computed as a percentage of qualified research expenditures that were incurred in the state of Minnesota during the fiscal year. We have not yet completed a study to determine whether a similar credit will be generated for the six months ended December 31, 2011; therefore, we have reflected $0 net benefit related to the Minnesota research and development credit for the six months ended December 31, 2011.

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

(in thousands, except share and per share data)

Note 4—Income Taxes (Continued)

        We provide for a valuation allowance when it is more likely than not that we will not realize a portion of the deferred tax assets. We have established a valuation allowance for United States and foreign deferred tax assets due to the uncertainty that enough taxable income will be generated in those taxing jurisdictions to utilize the assets. Therefore, we have not reflected any benefit of such deferred tax assets in the accompanying financial statements. For the years ended December 31, 2011 and 2010, the valuation allowance increased by $6.6 million and $4.5 million, respectively. Changes in the valuation allowance do not equal the amounts reflected in the statutory rate reconciliation due to fluctuating currency exchange rates.

        The Company has adopted accounting guidance related to uncertain tax positions. This accounting guidance prescribes a recognition threshold and measurement attribute for recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The adoption of uncertain tax position guidance did not have a material impact on the Company's consolidated financial statements. Additionally, the adoption of the guidance had no impact on retained earnings. The Company had no material uncertain tax positions as of December 31, 2011 or December 31, 2010.

        We recognize interest and penalties on unrecognized tax benefits as well as interest received from favorable tax settlements within income tax expense. Upon adoption of this guidance, we recognized no interest or penalties related to uncertain tax positions. During the years ended December 31, 2011 and 2010 we recorded no accrued interest or penalties related to uncertain tax positions.

        The fiscal tax years ended June 30, 2008 through December 31, 2011 remain open to examination by the Internal Revenue Service. For the states of California and Minnesota, all years subsequent to the fiscal tax year ended June 30, 2006 are also open to examination. Additionally, the returns of the Company's Australian subsidiary are subject to examination by Australian tax authorities for the fiscal tax years ended June 30, 2007 through June 30, 2011.

Note 5—Commitments and Contingencies

  Leases

        We lease office space under non-cancelable operating leases that expire at various times through March 2016. Rent expense related to operating leases was approximately $274 and $186 for the years ended December 31, 2011 and 2010, respectively. Future minimum lease payments under non-cancelable operating leases as of December 31, 2011 were approximately $260, $194, $262, $267 and $67 for each the years ended December 31, 2012, through 2016, respectively.

  Employee Benefits

        All Australian employees are entitled to varying levels of benefits on retirement, disability or death. The superannuation plans provide accumulated benefits. Employees contribute to the plans at various percentages of their wages and salaries. Contributions by the Company of up to 9% of employees' wages and salaries are legally enforceable in Australia. For the years ended December 31, 2011 and 2010, the Company incurred expense of $82 and $64, respectively.

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements (Continued)

(in thousands, except share and per share data)

Note 6—Related Party Transaction

        During the year ended December 31, 2011 and 2010, we paid $9 and $4 to SCP Technology and Growth Pty Limited, a company controlled by a director of our Australian subsidiary, for the provision of intellectual property and patent services. There were no amounts outstanding to this entity at December 31, 2011 or December 31, 2010. In September 2011, we sold 14,375 shares of our common stock to Jeffrey Mathiesen, our Chief Financial Officer, at the price of A$8.00 per share as part of a private placement.

Note 7—Subsequent Events

        On February 9, 2012, we placed 259,000 shares of common stock for proceeds, net of transaction costs, of $2.1 million.

        On February 14, 2012, the SEC certified our common shares for listing on The Nasdaq Stock Exchange, effective that same day. Our common shares began trading on The Nasdaq Capital Market on February 16, 2012 under the symbol "SSH."

Note 8—Segment and Geographic Information

        The Company has one reportable segment, cardiac and coronary disease products. The Company's geographic regions include the United States and Australia.

        Revenue earned relating to reimbursement of clinical trials is earned primarily in the United States. Interest income is primarily earned in Australia.

        Long-lived assets are located primarily in the United States at December 31, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Sunshine Heart, Inc.

        We have audited the accompanying consolidated balance sheets of Sunshine Heart, Inc. and subsidiary as of December 31, 2011 and 2010, and the related consolidated statements of operations and comprehensive loss, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sunshine Heart, Inc. at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with United States generally accepted accounting principles.

        The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's recurring losses from operations and projected future capital requirements raise substantial doubt about its ability to continue as a going concern. The financial statements do not contain any adjustments that might result from the outcome of this uncertainty.

/s/ Ernst & Young LLP

Minneapolis, Minnesota

March 23, 2012, except for the change in the presentation of comprehensive income, discussed in Note 1 to the consolidated financial statements, as to which the date is July 17, 2012.

SUNSHINE HEART, INC.

Condensed Consolidated Balance Sheets

(Dollars in thousands, except share amounts)

	March 31, 2012	December 31, 2011
	(unaudited)
Current assets
Cash and cash equivalents	$3,832	$6,563
Other current assets	645	346

Total current assets	4,477	6,909

Property, plant and equipment, net	521	522

TOTAL ASSETS	$4,998	$7,431

Current liabilities
Accounts payable	$1,647	$1,857
Accrued salaries, wages, and other compensation	402	978

Total current liabilities	2,049	2,835

Total liabilities	2,049	2,835

Commitments and contingencies	—	—
Stockholders' equity
Preferred Stock as of March 31, 2012 and December 31, 2011, par value $0.0001 per share; authorized 40,000,000 shares	—	—
Common stock as of March 31, 2012 and December 31, 2011, par value $0.0001 per share; authorized 100,000,000 shares: issued and outstanding 6,276,538 and 6,018,740 shares, respectively	1	1
Additional paid-in capital	71,032	68,652
Accumulated other comprehensive loss:
Foreign currency translation adjustment	1,186	1,132
Retained earnings	(69,270)	(65,189)

Total stockholders' equity	2,949	4,596

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,998	$7,431

See notes to the condensed consolidated financial statements.

SUNSHINE HEART, INC.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

(In thousands, except per share amounts)

	Three months ended March 31,
	2012	2011
Net sales	$—	$—
Cost of goods sold	—	—

Gross profit	—	—
Operating expenses
Selling, general and administrative	1,940	642
Research and development	2,166	2,292

Total operating expenses	4,106	2,934

Loss from operations	(4,106)	(2,934)
Interest income	25	117

Loss before income taxes	(4,081)	(2,817)
Income tax benefit	—	—

Net loss	$(4,081)	$(2,817)

Basic and diluted loss per share	$(0.66)	$(0.55)
Weighted average shares outstanding—basic and diluted	6,169	5,078
Comprehensive loss	$(4,027)	$(2,752)

See notes to the condensed consolidated financial statements.

SUNSHINE HEART, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(in thousands)

	For the three months ended March 31,
	2012	2011
Net loss	$(4,081)	$(2,817)
Adjustments to reconcile net loss to cash flows used in operating activities:
Depreciation and amortization	31	9
Loss on disposal of plant and equipment	63	—
Stock-based compensation expense	318	19
Changes in assets and liabilities
Accounts receivable	—	242
Other current assets	(299)	(80)
Accounts payable and accrued expenses	(800)	(175)

Net cash used in operations	(4,768)	(2,802)

Cash flows used in investing activities:
Purchases of property and equipment	(89)	(7)

Net cash used in investing activities	(89)	(7)

Cash flows provided by financing activities:
Net proceeds from the sale of common stock	2,061	100

Net cash provided by financing activities	2,061	100
Effect of exchange rate changes in cash	65	90

Net decrease in cash and cash equivalents	(2,731)	(2,619)
Cash and cash equivalents—beginning of period	6,563	12,250

CASH AND CASH EQUIVALENTS—END OF PERIOD	$3,832	$9,631

See notes to the condensed consolidated financial statements.

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

(Unaudited)

(in thousands, except share and per share data)

Note 1—Nature of Business and Significant Accounting Policies

        Nature of Business:    Sunshine Heart ("we" or the "Company") was founded in November 1999 and incorporated in Delaware in August 2002. The Company's headquarters are located in Eden Prairie, MN and the Company also has a wholly owned subsidiary, Sunshine Heart Company Pty Ltd, located in St Leonards, New South Wales, Australia. We are a medical device company developing innovative technologies for cardiac and coronary disease. The Company's primary product, the C-Pulse® Heart Assist System, or C-Pulse Heart System, is an implantable, non-blood contacting, heart assist therapy for the treatment of moderate to severe heart failure, which can be implanted using a minimally invasive procedure. The C-Pulse Heart System is designed to relieve the symptoms of heart failure through the use of counter-pulsation technology by enabling an increase in cardiac output, an increase in coronary blood flow, and a reduction in the heart's pumping load. The Company received approval from the U.S. Food and Drug Administration, or FDA, to conduct a U.S. feasibility clinical trial with the C-Pulse Heart System. Our shares of common stock in the form of CHESS Depositary Interests, or CDIs, have been publicly traded in Australia on the Australian Securities Exchange, or ASX, since September 2004.

        Going Concern:    The Company's financial statements have been prepared and presented on a basis assuming it continues as a going concern.

        During the years ended December 31, 2011 and 2010 and through March 31, 2012, the Company incurred losses from operations and net cash outflows from operating activities as disclosed in the consolidated statements of operations and cash flows, respectively. At December 31, 2011, we had an accumulated deficit of $65,189 and we expect to incur losses for the foreseeable future. To date, the Company has been funded by private and public equity financings. Although we believe that we will be able to successfully fund our operations, there can be no assurance that we will be able to do so or that we will ever operate profitably.

        The Company's ability to continue as a going concern is dependent on the Company's ability to raise additional capital based on the achievement of existing milestones as and when required. Should the future capital raising not be successful, the Company may not be able to continue as a going concern. Furthermore, the ability of the Company to continue as a going concern is subject to the ability of the Company to develop and successfully commercialize the product being developed. If the Company is unable to obtain such funding of an amount and timing necessary to meet its future operational plans, or to successfully commercialize its intellectual property, the Company may be unable to continue as a going concern. No adjustments have been made relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company not continue as a going concern.

        Basis of Presentation:    The accompanying consolidated financial statements include the accounts of Sunshine Heart, Inc. and its wholly-owned subsidiary, Sunshine Heart Company Pty Ltd. (collectively, "Sunshine Heart" or the "Company"). All intercompany accounts and transactions between consolidated entities have been eliminated.

        Unaudited Interim Consolidated Financial Information:    The interim balance sheet as of March 31, 2012 and statements of operations and cash flows for the three months ended March 31, 2012 and 2011

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Continued)

(Unaudited)

(in thousands, except share and per share data)

Note 1—Nature of Business and Significant Accounting Policies (Continued)

and related interim information contained in the notes to these financial statements are unaudited. The accompanying condensed consolidated financial statements have been prepared in accordance with Regulation S-X of the Securities Act of 1933, as amended. In the opinion of management, such unaudited interim consolidated information has been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") and includes all adjustments consisting of normal recurring accruals necessary for the fair presentation of this interim information when read in conjunction with the audited financial statements and notes thereto. Certain information and disclosures normally included in the financial statements have been condensed or omitted pursuant to such rules and regulations, although management believes that disclosures are adequate to make information presented not misleading. Results for the three months ended March 31, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012 or any other interim period or for any other future year.

        Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

        Net Loss per Share:    Basic net loss attributable to common stockholders, on a per share basis, is computed by dividing income available to common stockholders (the numerator) by the weighted-average number of common shares outstanding (the denominator) during the period. Shares issued during the period and shares reacquired during the period are weighted for the portion of the period that they were outstanding. The computation of diluted earnings per share, or EPS, is similar to the computation of basic EPS except that the denominator is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued and computed in accordance with the treasury stock method. In addition, in computing the dilutive effect of convertible securities, the numerator is adjusted to add back the after-tax amount of interest recognized in the period associated with any convertible debt. Shares reserved for outstanding stock warrants and options totaling 1,961,633 and 1,188,406 for the three months ended March 31, 2012 and 2011, respectively, were excluded from the computation of loss per share as their effect was antidilutive due to the Company's net loss in each of those periods.

        Fair Value of Financial Instruments:    Our financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities. We believe that the carrying amounts of the financial instruments approximate their respective current fair values due to their relatively short maturities.

        Pursuant to the requirements of the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board, or FASB, Codification, the Company's financial assets and liabilities measured at fair value on a recurring basis are classified and disclosed in one of the following three categories:

        Level 1: Financial instruments with unadjusted quoted prices listed on active market exchanges.

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Continued)

(Unaudited)

(in thousands, except share and per share data)

Note 1—Nature of Business and Significant Accounting Policies (Continued)

        Level 2: Financial instruments lacking unadjusted, quoted prices from active market exchanges, including over the counter traded financial instruments. The prices for the financial instruments are determined using prices for recently traded financial instruments with similar underlying terms as well as directly or indirectly observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

        Level 3: Financial instruments that are not actively traded on a market exchange. This category includes situations where there is little, if any, market activity for the financial instrument. The prices are determined using significant unobservable inputs or valuation techniques.

        All cash and cash equivalents are considered Level 1 measurements for all periods presented. We do not have any financial instruments classified as Level 2 or Level 3 and there were no movements between these categories.

  Recently Adopted Accounting Pronouncements

        In May 2011, the FASB issued an update to accounting guidance for improved fair value measurement and disclosures. The update represents converged guidance between U.S. GAAP and International Financial Reporting Standards, or IFRS, resulting in common requirements for measuring fair value and for disclosing information about fair value measurements. This new guidance was effective for our fiscal year beginning January 1, 2012 and the adoption of this guidance did not have an impact on our financial position, results of operations or cash flows.

        In June 2011, the FASB issued guidance on presentation of comprehensive income that requires us to present components of other comprehensive income and of net income in one continuous statement of comprehensive income, or in two separate but consecutive statements. In December 2011, the FASB issued a deferral of the effective date for presentations of reclassifications of items out of accumulated other comprehensive income (loss). The option to report other comprehensive income within the statement of equity has been removed. This new presentation of comprehensive income was effective for our fiscal year beginning January 1, 2012 and the adoption of this guidance did not have an impact on our financial position, results of operations or cash flows.

        There was no other accounting pronouncement adopted during the three-month period ended March 31, 2012 that had a material impact on our financial position, operating results or disclosures.

  Recent Accounting Pronouncements to be Adopted

        There were no new accounting pronouncements issued during the three-month period ended March 31, 2012 that are expected to have material impacts on our financial position, operating results or disclosures.

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Continued)

(Unaudited)

(in thousands, except share and per share data)

Note 2—Equity

  Private Placement

        On February 8, 2012 we placed 256,875 shares of common stock (in the form of CDIs) at AU$8.00 per share, for proceeds, net of transaction costs of $2,061.

  Stock-Based Compensation

        The Company recognizes all share-based payments, including grants of stock options and compensatory employee stock purchase plans, in the income statement as an operating expense, based on their fair value over the requisite service period. We recorded $206 and $112 of related compensation expense to selling, general and administrative expense and research and development expense, respectively, for the three months ended March 31, 2012, as compared to $13 and $6, respectively, of related compensation expense for the three months ended March 31, 2011. As of March 31, 2012, a total of $4,017 of unrecognized compensation costs related to non-vested stock option awards was outstanding and is expected to be recognized within the next 3.75 fiscal years.

        The Company uses the Black-Scholes option pricing model to determine the weighted average fair value of options. The volatility factor used in the Black-Scholes option pricing model is based on historical stock price fluctuations. The current forfeiture rate is based on a reasonable estimate by management. Expected dividend yield is based upon the Company's historical and projected dividend activity and the risk free interest rate is based upon US Treasury rates appropriate for the expected term of the options. The expected term is based on estimates regarding projected employee stock option exercise behavior. Options for 29,375 shares were granted during the three months ended March 31, 2012, and the weighted average fair value of these options was $173, determined using an expected dividend yield of 0%, an expected stock price volatility of 98.5%, a risk-free interest rate of 1.38% and expected option lives of 6.5 years. There were no options granted in the three months ended March 31, 2011.

        The Company's stock options generally vest over four years of service and have a contractual life of 10 years. We have 1,019,856 shares authorized for grant under our Amended and Restated 2011 Equity Incentive Plan.

  Warrants

        Warrants to purchase 1,581,648 and 1,496,032 shares of common stock were outstanding at March 31, 2012 and December 31, 2011, respectively.

        As part of the private placement on February 8, 2012, we issued 77,063 warrants to purchase common stock at an exercise price of AU$11.20 per share and a term of 4 years, and 8,553 warrants to purchase common stock at an exercise price of AU$8.00 per share with a term of 5 years.

SUNSHINE HEART, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (Continued)

(Unaudited)

(in thousands, except share and per share data)

Note 3—Balance Sheet Information

  Property, Plant and Equipment

        Property, plant and equipment were as follows:

	March 31, 2012	December 31, 2011
Library	$1	$1
Office Furniture & Fixtures	94	177
Leasehold Improvements	145	251
Software	9	37
Production Equipment	373	293
Computer Equipment	114	134

Total	736	893
Accumulated Depreciation	(215)	(371)

	$521	$522

        Depreciation expense for the three months ended March 31, 2012 and 2011 was $31 and $9, respectively.

APPENDIX A

SUNSHINE HEART, INC.
AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: March 17, 2011
AMENDED BY THE BOARD OF DIRECTORS: May 20, 2011
APPROVED BY THE STOCKHOLDERS: August 18, 2011

FIRST AMENDMENT AND RESTATEMENT APPROVED BY BOARD OF DIRECTORS: November 2, 2011
FIRST AMENDMENT AND RESTATEMENT APPROVED BY THE STOCKHOLDERS: November 29, 2011
SECOND AMENDMENT AND RESTATEMENT APPROVED BY BOARD OF DIRECTORS: June 26, 2012

        1.    GENERAL.

        (a)    Successor to and Continuation of Prior Plan.    The Plan is intended as the successor to and continuation of the Sunshine Heart, Inc. Amended and Restated 2002 Stock Plan (the "Prior Plan"). Following the Effective Date, no additional stock awards shall be granted under the Prior Plan. From and after the Effective Date, all outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan; provided, however, any shares underlying outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement or are forfeited because of the failure to meet a contingency or condition required to vest such shares (the "Returning Shares") shall become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after the Effective Date of this Plan shall be subject to the terms of this Plan.

        (b)    Eligible Award Recipients.    The persons eligible to receive Awards are Employees and Consultants.

        (c)    Available Awards.    The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

        (d)    Purpose.    The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

        (e)    Listing Rules.    Notwithstanding any other provision of this Plan, while the Company is admitted to the official list of ASX, the provisions of this Plan are subject to the Listing Rules and this Plan is deemed to include any provisions necessary to comply with the Listing Rules.

        2.    ADMINISTRATION.

        (a)    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

        (b)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i)    To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

          (ii)    To construe and interpret the Plan and Awards granted under the Plan, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

          (iii)    To settle all controversies regarding the Plan and Awards granted under it.

          (iv)    To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

          (v)    To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or to the extent necessary to maintain compliance with applicable law or stock exchange rules.

          (vi)    To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant and such Participant consents in writing or (2) such amendment is necessary to maintain compliance with applicable law or stock exchange rules.

          (vii)    To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding "incentive stock options" or (C) Rule 16b-3.

          (viii)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a

  Participant's rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant's consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option, to bring the Award into compliance with Section 409A of the Code or to the extent necessary to maintain compliance with applicable law or stock exchange rules.

          (ix)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

          (x)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees or Consultants who are foreign nationals or employed outside the United States.

          (xi)    Subject to the Listing Rules, to effect, at any time and from time to time, with the consent of any adversely affected Participant, (A) the reduction of the exercise price (or strike price) of any outstanding Option or SAR under the Plan; (B) the cancellation of any outstanding Option or SAR under the Plan and the grant in substitution therefor of (1) a new Option or SAR under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (2) a Restricted Stock Award, (3) a Restricted Stock Unit Award, (4) an Other Stock Award, (5) cash and/or (6) other valuable consideration (as determined by the Board, in its sole discretion); or (C) any other action that is treated as a repricing under generally accepted accounting principles.

        (c)    Delegation to Committee.

          (i)    General.    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

          (ii)    Section 162(m) and Rule 16b-3 Compliance.    The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

        (d)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        3.    SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to Section 9(a) relating to Capitalization Adjustments and the Listing Rules, and subject to increase as provided in this Section 3(a), the aggregate number of shares of Common Stock of the Company that may be issued pursuant to Stock Awards after the Effective Date shall not exceed 1,800,000 shares plus the number of the Returning Shares. For a period of five (5) years commencing on January 1, 2013 and ending on (and including) January 1, 2017, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall automatically adjust on each January 1 so that it will equal (i) thirteen percent (13%) of the Fully Diluted Shares as of the immediately preceding December 31, reduced by (ii) the number of shares of Common Stock issuable upon exercise of outstanding Options (as defined in the Prior Plan) under the Prior Plan. Notwithstanding the foregoing, the Board may act prior to the date of any such scheduled adjustment to provide that there shall be no increase in the share reserve as of such date or that the increase in the share reserve as of such date shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the limitation in this Section 3(a) is a limitation in the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Listing Rule 5635(c)(3), NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable stock exchange rules, and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.

        (b)    Reversion of Shares to the Share Reserve.    If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited shall revert to and again become available for issuance under the Plan. Any shares reacquired, withheld, or not issued by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan. For the avoidance of doubt, if an appreciation distribution in respect of a Stock Appreciation Right is paid in shares of Common Stock, the number of shares subject to the Stock Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan.

        (c)    Incentive Stock Option Limit.    Notwithstanding anything to the contrary in this Section 3 and, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 1,800,000 shares of Common Stock.

        (d)    Individual Stock Award Limitations.    Notwithstanding anything to the contrary in this Section 3 and, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be the subject of any type of Stock Award (including Performance Stock Awards) granted to any Participant in a calendar year shall not exceed 500,000 shares of Common Stock.

        (e)    Source of Shares.    Subject to the provisions of the Listing Rules and any law, regulation and agreement governing the Company, the stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

        4.    ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to employees of the Company or a "parent corporation" or "subsidiary corporation" thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees and Consultants; provided, however, that Nonstatutory Stock Options and SARs may not be granted to Employees and Consultants who are providing Continuous Service only to any "parent" of the Company, as such term is defined in Rule 405, unless the stock underlying such Stock Awards is treated as "service recipient stock" under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

        (b)    Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        5.    PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.    Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

        (a)    Term.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

        (b)    Exercise Price.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

        (c)    Purchase Price for Options.    The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. Subject to the provisions of the Listing Rules and any law, regulation and agreement governing the Company, the permitted methods of payment are as follows:

          (i)    by cash, check, bank draft or money order payable to the Company;

          (ii)    pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

          (iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

          (iv)    if the Option is a Nonstatutory Stock Option, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the "net exercise," (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

          (v)    in any other form of legal consideration that may be acceptable to the Board.

        (d)    Exercise and Payment of a SAR.    To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

        (e)    Transferability of Options and SARs.    The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

          (i)    Restrictions on Transfer.    An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant's request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

          (ii)    Domestic Relations Orders.    Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

          (iii)    Beneficiary Designation.    Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant's estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

        (f)    Vesting Generally.    The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

        (g)    Termination of Continuous Service.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates (other than for Cause or upon the Participant's death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

        (h)    Extension of Termination Date.    If the exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause or upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant's Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause) would violate the Company's insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company's insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

        (i)    Disability of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.

        (j)    Death of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant's Continuous Service terminates as a result of the Participant's death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement during which an Option or SAR may be exercised after the termination of the Participant's Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant's death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant's death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate.

        (k)    Termination for Cause.    Except as explicitly provided otherwise in a Participant's Award Agreement, if a Participant's Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date of such Participant's termination of Continuous Service, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

        (l)    Non-Exempt Employees.    No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant's death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant's retirement (as such term may be defined in the Participant's Award Agreement or in another applicable agreement or in accordance with the Company's then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

        6.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

        (a)    Restricted Stock Awards.    Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company's Bylaws, at the Board's election, shares of Common Stock may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

          (ii)    Vesting.    Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

          (iii)    Termination of Participant's Continuous Service.    If a Participant's Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

          (iv)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

          (v)    Dividends.    A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

        (b)    Restricted Stock Unit Awards.    Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

          (ii)    Vesting.    At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

          (iii)    Payment.    A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

          (iv)    Additional Restrictions.    At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

          (v)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

          (vi)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

        (c)    Performance Awards.

          (i)    Performance Stock Awards.    A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

          (ii)    Performance Cash Awards.    A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The maximum value that may be granted to any Participant in a calendar year attributable to cash awards described in this Section 6(c)(ii) shall not exceed two million dollars ($2,000,000). The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

          (iii)    Section 162(m) Compliance.    Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as "performance-based compensation" thereunder, the Committee shall establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, or (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to "covered employees" within the meaning of Section 162(m) of the Code, the number of Shares, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

        (d)    Other Stock Awards.    Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

        7.    COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

        (b)    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

        (c)    No Obligation to Notify or Minimize Taxes.    The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

        8.    MISCELLANEOUS.

        (a)    Use of Proceeds from Sales of Common Stock.    Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

        (b)    Corporate Action Constituting Grant of Stock Awards.    Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

        (c)    Stockholder Rights.    Other than as expressly set out in this Plan, an Award Agreement or as permitted under the Listing Rules, a Stock Award does not give a Participant any right to vote, receive dividends, participate in issues of new shares of Common Stock or grant any other rights to the Participant as a shareholder of the Company unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

        (d)    No Employment or Other Service Rights.    Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause or (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate.

        (e)    Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock

Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

        (f)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (g)    Withholding Obligations.    Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

        (h)    Electronic Delivery.    Any reference herein to a "written" agreement or document shall include any agreement or document delivered electronically or posted on the Company's intranet.

        (i)    Deferrals.    To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

        (j)    Compliance With Section 409A.    To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded and a Participant holding an Award that constitutes "deferred compensation" under Section 409A of the Code is a "specified employee" for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a "separation from service" before a date that is six (6) months following the date of such Participant's "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant's death.

        9.    ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

        (a)    Capitalization Adjustments.    In the event of, and upon, a Capitalization Adjustment or other reorganization of capital, the rights of the holder of a Stock Award will be changed to the extent necessary to comply with the Listing Rules applying to a reorganization of capital at the time of the reorganization. The Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the maximum number of shares of Common Stock that may be the subject of any type of Stock Award (including Performance Stock Awards) granted to any Participant in a calendar year pursuant to Section 3(d) and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

        (b)    Pro Rata Issues and Bonus Issues.    In the case of a pro-rata issue (other than a bonus issue), the exercise price of a Stock Award will be adjusted in accordance with the formula set out for making such an adjustment in the Listing Rules. In the case of a bonus issue, the number of securities over which the Stock Award is exercisable will, in accordance with the Listing Rules, be increased by the number of securities which the Participant would have received if the Stock Award had been exercised before the record date for the bonus issue. Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

        (c)    Dissolution or Liquidation.    Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

        (d)    Corporate Transaction.    The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award or as provided in the Listing Rules. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

          (i)    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

          (ii)    arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company);

          (iii)    accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

          (iv)    arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

          (v)    cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

          (vi)    make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award, over (B) any exercise price payable by such holder in connection with such exercise.

        The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

        (e)    Change in Control.    A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

        10.    TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    Plan Term.    The Board may suspend or terminate the Plan at any time; provided, however that Incentive Stock Options may no longer be granted under the Plan after the day before the tenth (10th) anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

        11.    EFFECTIVE DATE OF THE PLAN.    This plan shall become effective on the effective date.

        12.    CHOICE OF LAW.    The law of the state of Minnesota shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules.

        13.    DEFINITIONS.    As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

        (a)    "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

        (b)    "ASX" means ASX Limited ABN 98 008 624 691.

        (c)    "Award"    means a Stock Award or a Performance Cash Award.

        (d)    "Award Agreement"    means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

        (e)    "Board"    means the Board of Directors of the Company.

        (f)    "Capitalization Adjustment"    means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Accounting Standards Codification 718, Compensation—Stock Compensation (or any successor provision thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

        (g)    "Cause"    shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean with respect to a Participant, the occurrence of any of the following events, if such event results in a demonstrably harmful impact on the Company's business or reputation, or that of any of its Subsidiaries: (i) such Participant's commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant's attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant's intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant's unauthorized use or disclosure of the Company's confidential information or trade secrets; or (v) such Participant's gross misconduct. The determination that a termination of the Participant's Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

        (h)    "Change in Control"    means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

          (i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

          (ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

          (iii)    the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

          (iv)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

          (v)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

        Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

        (i)    "Code"    means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

        (j)    "Committee"    means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

        (k)    "Common Stock"    means the common stock of the Company.

        (l)    "Company"    means Sunshine Heart, Inc., a Delaware corporation.

        (m)    "Consultant"    means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a "Consultant" for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company's securities to such person.

        (n)    "Continuous Service"    means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, shall not terminate a Participant's Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant's Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

        (o)    "Corporate Transaction"    means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

          (i)    the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

          (ii)    the consummation of a sale or other disposition in a single transaction or in a series of related transactions of securities of the Company representing at least ninety percent (90%) of the combined voting power of the Company's then outstanding securities;

          (iii)    the consummation of a merger, consolidation or similar transaction involving the Company following which the Company is not the surviving corporation; or

          (iv)    the consummation of a merger, consolidation or similar transaction involving the Company following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

        (p)    "Covered Employee"    shall have the meaning provided in Section 162(m)(3) of the Code.

        (q)    "Director"    means a member of the Board.

        (r)    "Disability"    means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

        (s)    "Effective Date"    means the effective date of this Plan document, which is the date this Plan (as amended from time to time) is approved by the Company's stockholders.

        (t)    "Employee"    means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an "Employee" for purposes of the Plan.

        (u)    "Entity"    means a corporation, partnership, limited liability company or other entity.

        (v)    "Exchange Act"    means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        (w)    "Exchange Act Person"    means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" shall not include (i) the Company or any Subsidiary of the Company; (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company; (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities; (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities.

        (x)    "Fair Market Value"    means, as of any date, the value of the Common Stock determined as follows:

          (i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

          (ii)    Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii)    In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

        (y)    "Fully Diluted Shares"    as of a date means an amount equal to the number of shares of Common Stock (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding Awards under the Plan and any other outstanding options, warrants or other securities of the Company that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of Common Stock, in each as of the close of business of the Company on such date. For purposes of calculating the number of Fully Diluted Shares: (x) if the number of shares subject to an outstanding Award is variable on the applicable date, then the number of shares of Common Stock issuable upon exercise or settlement of the Award shall be the maximum number of shares that could be received under such Award and (y) if two or more types of Awards are granted to a Participant in tandem with each other such that the exercise of one type of Award with respect to a number of shares cancels at least an equal number of shares of the other, then the number of shares of Common Stock issuable upon exercise or settlement of the Award shall be the largest number of shares that would be counted under either of the Awards.

        (z)    "Incentive Stock Option"    means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.

        (aa)    "Listing Rules"    means the Listing Rules of ASX and any other rules of ASX which are applicable while the Company is admitted to the official list of ASX, each as amended or replaced from time to time, except to the extent of any express written waiver by ASX.

        (bb)    "Non-Employee Director"    means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (cc)    "Nonstatutory Stock Option"    means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

        (dd)    "Officer"    means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

        (ee)    "Option"    means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

        (ff)    "Option Agreement"    means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (gg)    "Optionholder"    means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (hh)    "Other Stock Award"    means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

        (ii)    "Other Stock Award Agreement"    means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (jj)    "Outside Director"    means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation," and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (kk)    "Own", "Owned", "Owner", "Ownership"    A person or Entity shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting or dispositive power, which includes the power to vote or to direct the voting or dispose of or direct the disposition of, with respect to such securities.

        (ll)    "Participant"    means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (mm)    "Performance Cash Award"    means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

        (nn)    "Performance Criteria"    means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder's equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders' equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

        (oo)    "Performance Goals" means,    for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (A) to exclude restructuring and/or other nonrecurring charges; (B) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (C) to exclude the effects of changes to generally accepted accounting principles; (D) to exclude the effects of any statutory adjustments to corporate tax rates; and (E) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

        (pp)    "Performance Period"    means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

        (qq)    "Performance Stock Award"    means a Stock Award granted under the terms and conditions of Section 6(c)(i).

        (rr)    "Plan"    means this Sunshine Heart, Inc. Amended and Restated 2011 Equity Incentive Plan.

        (ss)    "Restricted Stock Award"    means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

        (tt)    "Restricted Stock Award Agreement"    means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (uu)    "Restricted Stock Unit Award"    means a right to receive shares of Common Stock, their cash equivalent, any combination thereof, which is granted pursuant to the terms and conditions of Section 6(b).

        (vv)    "Restricted Stock Unit Award Agreement"    means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

        (ww)    "Rule 16b-3"    means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (xx)    "Securities Act"    means the Securities Act of 1933, as amended.

        (yy)    "Stock Appreciation Right" or "SAR"    means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

        (zz)    "Stock Appreciation Right Agreement"    means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

        (aaa)    "Stock Award"    means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

        (bbb)    "Stock Award Agreement"    means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (ccc)    "Subsidiary"    means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

        (ddd)    "Ten Percent Stockholder"    means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

ANNUAL MEETING OF STOCKHOLDERS OF SUNSHINE HEART, INC. August 9, 2012 8:00 a.m. U.S. Central Daylight Time (11:00 p.m. Australian Eastern Standard Time) NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.sunshineheart.com/investors Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of the Class II directors identified in the accompanying proxy statement, each for a three-year term. O Dr. Geoffrey Brooke O Mr. David Rosa 2. For purposes of ASX Listing Rule 7.1, Nasdaq Listing Rule 5635(d) and for all other purposes, to approve the issuance and sale of up to 10,000,000 shares of common stock to investors in a public offering, the over-allotment option, the potential 20% upsizing and the pre-emptive rights (if any). 3. For purposes of ASX Listing Rule 7.4 and for all other purposes, ratification of our issuance and sale of (a) 256,875 shares of common stock; and (b) warrants to purchase 85,616 shares of common stock, issued to U.S. accredited investors and Australian institutional investors and to Summer Street Research Partners, our placement agent, and its registered representatives in connection with our February 8, 2012 private placement. 4. Approval of (a) our Second Amended and Restated 2011 Equity Incentive Plan (the "Plan"); (b) the issuance of securities under the Plan for the purposes of Exception 9 of ASX Listing Rule 7.2; and (c) the Plan for purposes of Section 162(m) of the U.S. Internal Revenue Code and for all other purposes. 5. Ratification of the selection of Ernst & Young LLP as the independent auditor of Sunshine Heart, Inc. for the fiscal year ending December 31, 2012. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Proxy Statement for the Annual Meeting of Stockholders and the 2011 Annual Report to Stockholders.The undersigned acknowledges receipt from the Company before the execution of this proxy of the Proxy Statement for the Annual Meeting of Stockholders and the 2011 Annual Report to Stockholders. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20230300300300001000 4 080912 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of the Class II directors identified in the accompanying proxy statement, each for a three-year term. O Dr. Geoffrey Brooke O Mr. David Rosa 2. For purposes of ASX Listing Rule 7.1, Nasdaq Listing Rule 5635(d) and for all other purposes, to approve the issuance and sale of up to 10,000,000 shares of common stock to investors in a public offering, the over-allotment option, the potential 20% upsizing and the pre-emptive rights (if any). 3. For purposes of ASX Listing Rule 7.4 and for all other purposes, ratification of our issuance and sale of (a) 256,875 shares of common stock; and (b) warrants to purchase 85,616 shares of common stock, issued to U.S. accredited investors and Australian institutional investors and to Summer Street Research Partners, our placement agent, and its registered representatives in connection with our February 8, 2012 private placement. 4. Approval of (a) our Second Amended and Restated 2011 Equity Incentive Plan (the "Plan"); (b) the issuance of securities under the Plan for the purposes of Exception 9 of ASX Listing Rule 7.2; and (c) the Plan for purposes of Section 162(m) of the U.S. Internal Revenue Code and for all other purposes. 5. Ratification of the selection of Ernst & Young LLP as the independent auditor of Sunshine Heart, Inc. for the fiscal year ending December 31, 2012. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Proxy Statement for the Annual Meeting of Stockholders and the 2011 Annual Report to Stockholders.The undersigned acknowledges receipt from the Company before the execution of this proxy of the Proxy Statement for the Annual Meeting of Stockholders and the 2011 Annual Report to Stockholders. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF SUNSHINE HEART, INC. August 9, 2012 8:00 a.m. U.S. Central Daylight Time (11:00 p.m. Australian Eastern Standard Time) INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 10:59 PM U.S. Central Daylight Time on August 8, 2012 (1:59 p.m. Australian Eastern Standard Time on August 9, 2012) MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20230300300300001000 4 080912 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.sunshineheart.com/investors MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 SUNSHINE HEART, INC. 12988 Valley View Road Eden Prairie, MN 55344 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints David Rosa and Jeffrey Mathiesen as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Sunshine Heart, Inc. held of record by the undersigned on July 20, 2012, at the Annual Meeting of Stockholders to be held at the offices of Faegre Baker Daniels LLP, located at 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, on Thursday, August 9, 2012 at 8:00 a.m. U.S. Central Daylight Time (11:00 p.m. Australian Eastern Standard Time), or any adjournment or postponement thereof. (Continued and to be signed on the reverse side)

. www.linkmarketservices.com.au ONLINE . By mail: Sunshine Heart, Inc. C/- Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia . By fax: +61 2 9287 0309 . All enquiries to: Telephone: +61 2 8280 7181 Sunshine Heart, Inc. ABN 79 109 440 888 X99999999999 CDI VOTING INSTRUCTION FORM DIRECTION TO CHESS DEPOSITARY NOMINEES STEP 1 I/We, being a CHESS Depositary Interest (CDI) holder in Sunshine Heart, Inc. (Company) direct CHESS Depositary Nominees Pty Ltd (CDN) to vote the shares underlying my/our holding at the Annual Meeting of the Company to be held on Thursday, 9 August 2012 at 8:00am U.S. Central Daylight Time (11:00pm Australian Eastern Standard Time) at the offices of Faegre Baker Daniels LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 or any adjournment or postponement thereof. Forms will only be valid and accepted by the Company if they are signed and received no later than 8:00am U.S. Central Daylight Time on 7 August 2012 or 11:00pm Australian Eastern Standard Time on 7 August 2012. By execution of this CDI Voting Instruction Form, the undersigned hereby authorizes CDN to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting. This form will only be used for the purpose of voting on the proposals specified below. To direct CDN on how to vote on any proposal, please insert X in the appropriate box. In the absence of a direction by you, CDN has no direction and your votes will not be counted. PROPOSALS STEP 2 For All Withold All For All Except Proposal 1 Election of the Class II directors identified in the accompanying proxy statement, each for a three-year term. Nominees: 01 Geoffrey Brooke 02 David Rosa To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number of the nominee on this box. Abstain Proposal 2 For purposes of ASX Listing Rule 7.1, Nasdaq Listing Rule 5635(d) and for all other purposes, to approve the issuance and sale of up to 10,000,000 shares of common stock to investors in a public offering, the over-allotment option the potential 20% upsizing and the pre-emptive rights (if any). Against For Proposal 3 For purposes of ASX Listing Rule 7.4 and for all other purposes, ratification of our issuance and sale of (a) 256,875 shares of common stock; and (b) warrants to purchase 85,616 shares of common stock, issued to U.S. accredited investors and Australian institutional investors and to Summer Street Research Partners, our placement agent, and its registered representatives in connection with our 8 February 2012 private placement. Abstain Against For Abstain Against For Proposal 4 Approval of (a) our Second Amended and Restated 2011 Equity Incentive Plan (the “Plan”); (b) the issuance of securities under the Plan for the purposes of Exception 9 of ASX Listing Rule 7.2; and (c) the Plan for purposes of Section 162(m) of the U.S. Internal Revenue Code and for all other purposes. Abstain For Against Proposal 5 Ratification of the selection of Ernst & Young LLP as the independent auditor of Sunshine Heart, Inc. for the fiscal year ending 31 December 2012. SIGNATURE OF SECURITYHOLDER(S) – THIS MUST BE COMPLETED STEP 3 Individual or Securityholder 1 Securityholder 2 Securityholder 3 Sole Director and Sole Company Secretary Director Director/Company Secretary Contact Name Contact Daytime Telephone Date / /

HOW TO COMPLETE THIS VOTING INSTRUCTION FORM Your Name and Address This is your name and address as it appears on the Company’s CHESS Depositary Interest (CDI) register. If this information is incorrect, please make the correction on the form. CDI holders sponsored by a broker should advise their broker of any changes. Please note: you cannot change ownership of your CDIs using this form. Direction to CHESS Depositary Nominees Pty Ltd Two hundreds CDIs are evidence of an indirect ownership in one share of common stock in the Company (Common Share) so every two hundreds CDIs that you owned on 20 July 2012 entitles you to one vote. The underlying Common Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (CDN). As holders of CDIs are not the legal owners of the Common Shares, CDN is entitled to vote at meetings of shareholders on the instruction of the registered holder of the CDIs (subject to the below). Signing Instructions You must sign this form as follows in the spaces provided: Individual: Where the holding is in one name, the CDI holder must sign. Joint Holding: Where the holding is in more than one name, either CDI holder may sign. Power of Attorney: To sign under Power of Attorney, you must lodge the Power of Attorney with the Australian registry. If you have not previously submited this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: Where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place. INSTRUCTING CDN TO NOMINATE A PROXY A CDI holder (or their nominee) will be entitled to vote at the Annual Meeting only if such holder informs the Company and CDN that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purpose of attending and voting the Common Shares underlying their CDIs at the meeting. Lodgement of a Voting Instruction Form This Voting Instruction Form (and any Power of Attorney under which it is signed) must be received at an address given below by 8:00am U.S. Central Daylight Time on 7 August 2012 or 11:00pm Australian Eastern Standard Time on 7 August 2012. Any Voting Instruction Form received after that time will be invalid. Voting Instruction Forms may be lodged using the reply paid envelope or: . www.linkmarketservices.com.au ONLINE Login to the Link website using the holding details as shown on the Voting Instruction Form. Select ‘Voting’ and follow the prompts to lodge your vote. To use the online lodgement facility, securityholders will need their “Holder Identifier” (Securityholder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the front of the proxy form). . By mail: Sunshine Heart, Inc. C/- Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia . By fax: +61 2 9287 0309 . By hand: delivering it to Link Market Services Limited, 1A Homebush Bay Drive, Rhodes NSW 2138 or Level 12, 680 George Street, Sydney NSW 2000.